[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit 10.39

COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

XENCOR, INC.

AND

JANSSEN BIOTECH, INC.

Dated October 1, 2021

Table of Contents

Page

ARTICLE 1 DEFINITIONS1

ARTICLE 2 GOVERNANCE29

2.1Joint Research Committee.29

2.2Joint Development Committee.29

2.3Joint Finance Committee.30

2.4Meetings and Minutes.30

2.5Decision-Making.31

2.6Subcommittees.34

2.7Alliance Managers.34

ARTICLE 3 RESEARCH PROGRAM FOR LICENSED CD28 ANTIBODIES AND LICENSED CD28 PRODUCTS34

3.1Overview.34

3.2Research Plan.35

3.3Conduct of Research Program Activities.35

3.4Binding Domains.35

3.5Research Program Costs.36

3.6Records; Reports.36

3.7Candidate Selection; Antigen Selection.36

3.8Materials.38

ARTICLE 4 DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF LICENSED CD28 ANTIBODIES AND LICENSED CD28 PRODUCTS39

4.1General – Licensed CD28 Products.39

4.2Xencor Assistance for Licensed CD28 Products.39

4.3[Reserved].39

4.4Conduct of Licensed CD28 Product Activities.39

ARTICLE 5 DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF PLAMOTAMAB AND PLAMOTAMAB PRODUCTS40

5.1Development of Plamotamab Products.40

5.2Commercialization of Plamotamab Products.55

5.3Manufacturing of Plamotamab Products.56

i

ARTICLE 6 XENCOR OPTION RIGHTS FOR LICENSED CD28 PRODUCTS; DILIGENCE57

6.1General.57

6.2CD28 Co-Funding Option.57

6.3CD28 Co-Detailing Option.69

6.4Diligence Obligations.71

6.5Preliminary Licensed CD28 Products Diligence.77

ARTICLE 7 FINANCIAL PROVISIONS77

7.1Upfront Payment.77

7.2Development and Regulatory Milestones.77

7.3Sales Milestones.89

7.4Royalties.91

7.5Payment Terms.103

7.6Records; Audits.104

7.7Taxes.105

ARTICLE 8 LICENSE GRANTS; EXCLUSIVITY106

8.1Grants.106

8.2Sublicensing.108

8.3No Implied Licenses.109

8.4Exclusivity.109

ARTICLE 9 INTELLECTUAL PROPERTY113

9.1Patent Representatives.113

9.2Inventions.113

9.3Prosecution of Patents.115

9.4Patent Enforcement.119

9.5Patent Term Extensions.123

9.6Regulatory Data Protection.123

9.7Patent Invalidity Claims.123

9.8Claimed Infringement.124

9.9Acquirer Intellectual Property.124

9.10Trademarks.125

ARTICLE 10 CONFIDENTIALITY AND PUBLICITY125

10.1Non-Disclosure and Non-Use.125

10.2Exceptions.126

10.3Authorized Disclosure.127

10.4Terms of Agreement.128

10.5Publicity.128

10.6Prior Non-Disclosure Agreement.128

10.7Equitable Relief.129

10.8Publications.129

ARTICLE 11 REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS130

11.1Representations of Authority.130

11.2Consents.130

11.3No Conflict.130

11.4Enforceability.130

11.5Additional Representations and Warranties of Xencor for Licensed CD28 Products.130

11.6Additional Representations and Warranties of Xencor for Plamotamab Products. 133

11.7No Warranties.135

11.8No Debarment or Exclusion.136

11.9Compliance with Anti-Corruption Laws.136

11.10Additional Third Party Technology.139

11.11[***]139

ARTICLE 12 INDEMNIFICATION; INSURANCE140

12.1Indemnification by Janssen.140

12.2Indemnification by Xencor.140

12.3Indemnification Procedures.141

12.4Insurance.142

ARTICLE 13 TERM AND TERMINATION142

13.1Term.142

13.2Termination for Material Breach.143

13.3Other Rights of Termination.143

13.4Provisions for Insolvency.145

13.5Effects of Termination or Expiration.146

ARTICLE 14 EFFORTS TO OBTAIN CLEARANCES154

14.1Commercially Reasonable Efforts.154

14.2Antitrust Filing.154

ARTICLE 15 DISPUTE RESOLUTION156

15.1Exclusive Dispute Resolution Mechanism.156

15.2Referral to Executive Officers.156

15.3Mediation.156

15.4Arbitration.156

15.5Waiver.158

ARTICLE 16 MISCELLANEOUS158

16.1Assignment; Successors.158

16.2Performance by Affiliates.158

16.3Subcontracting.159

16.4No Consequential or Punitive Damages.159

16.5Choice of Law.159

16.6Submission to Jurisdiction.159

16.7Notices.160

16.8Severability.161

16.9Captions.162

16.10Further Actions.162

16.11Amendment; No Waiver.162

16.12Integration.162

16.13Independent Contractors; No Agency.162

16.14Force Majeure.162

16.15Counterparts; Signatures.163

16.16Construction.163

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is made and effective as of October 1, 2021 (the “Execution Date”) by and between Xencor, Inc., a Delaware corporation (“Xencor”), on the one hand, and Janssen Biotech, Inc., a Pennsylvania company (“Janssen”), on the other hand.  Xencor and Janssen are referred to herein each individually as a “Party” and collectively as the “Parties.”

INTRODUCTION

WHEREAS, Xencor is engaged in the research of pharmaceutical products and controls certain patents, know-how and other rights related to the Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products (as defined below);

WHEREAS, Janssen has considerable knowledge and experience in developing and commercializing products in the oncology field throughout the world;

WHEREAS, the Parties believe that a collaboration arrangement between the Parties regarding the research of the Licensed CD28 Antibodies would be desirable and Xencor desires to grant to Janssen, and Janssen desires to obtain from Xencor, an exclusive, worldwide license to develop, manufacture and commercialize Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products; and

WHEREAS, the Parties therefore desire to provide for such research collaboration and license on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the Parties agree as follows:

ARTICLE 1
DEFINITIONS
1.1“Acquirer” means any Third Party that is a counterparty in any Change of Control transaction and any of such Third Party’s Affiliates.
1.2“Action” means any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding of, to, from, by or before any Governmental Authority.
1.3“Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person at any time for so long as such Person controls, is controlled by or is under common control with such first Person.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means (a) in the case of a Person that is a corporate entity, direct or indirect ownership of 50% or more of the stock or shares having the right to vote for the election of directors and (b) in the

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case of a Person that is an entity, but is not a corporate entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, or by contract, or otherwise.
1.4“Antibody” means [***].
1.5“Binding Domain” means the region of an Antibody that binds to the antigen targeted by such Antibody (or if such Antibody is multivalent, binds to one of the epitopes targeted by such Antibody) [***].
1.6“Bispecific” in reference to an Antibody means [***].
1.7“Business Day” means a day on which banking institutions in New York, New York are open for business.
1.8“Calendar Quarter” means a quarter based on the Johnson & Johnson Universal Calendar for that quarter (a copy of which is attached hereto as Exhibit 1.8).
1.9“Calendar Year” means a year based on the Johnson & Johnson Universal Calendar for that year (a copy of which is attached hereto as Exhibit 1.8).
1.10“CD3 Binding Domain” means a Binding Domain that binds any epitope of CD3 epsilon subunit and is capable of activating cytotoxic T cells.
1.11“CD20 Binding Domain” means a Binding Domain which binds any epitope of CD20.
1.12“CD28 Binding Domain” means a Binding Domain which binds any epitope of CD28.
1.13“CD28/Plamotamab Combination” means a CD28/Plamotamab Combination Product or a CD28/Plamotamab Combination Regimen.
1.14“CD28/Plamotamab Combination Product” means (a) any product containing a Licensed CD28 Antibody and Plamotamab in a fixed-dose formulation, or (b) any combination of a Licensed CD28 Product and a Plamotamab Product sold together in a single package or container for a single price.
1.15“CD28/Plamotamab Combination Regimen” means a Combination Regimen that (a) includes a Licensed CD28 Product and a Plamotamab Product and (b) is not a CD28/Plamotamab Combination Product.
1.16“Change of Control” means, at any time on or after the date of this Agreement, with respect to Xencor (and any of its successors):
(a)the acquisition, directly or indirectly, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Specified

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Person”), of Beneficial Ownership of 50% or more of either (i) the then outstanding ordinary (or common) shares of such company (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subclause (a), any acquisition of securities of such company by any Person pursuant to a transaction which complies with clauses (i) and (ii) of subclause (c) of this definition will not constitute a Change of Control of such company;
(b)individuals who, as of the date hereof, constitute the Board of Directors of such company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of such company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by such company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors of such company;
(c)consummation of a merger, consolidation, or other similar extraordinary transaction, or sale or other disposition of all or substantially all of the assets (any of the foregoing, a “Business Combination”) of such company, in each case, unless, immediately following such Business Combination, (i) the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including a corporation which as a result of such transaction owns the then outstanding securities of such company or all or substantially all of such company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (ii) more than 50% of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of such company, providing for such Business Combination;
(d)approval by the shareholders of such company of a complete liquidation or dissolution of such company; or
(e)the sale or disposition to a Third Party of assets or businesses that constitute 50% or more of the total revenue or assets of a Party (determined on a consolidated basis), including such Party’s assets or business related to Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

For purposes of this definition, a Person will be deemed the “Beneficial Owner” of, and will be deemed to “beneficially own,” and will be deemed to have “Beneficial Ownership” of, any securities:

(i)which such Person or any of such Person’s Affiliates is deemed to “beneficially own” within the meaning of Rule 13d-3 promulgated under the Exchange Act; or
(ii)which such Person or any of such Person’s Affiliates has, directly or indirectly: (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person will not be deemed under this clause (1) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange thereunder or cease to be subject to withdrawal by the tendering security holder; or (2) the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (written or oral); provided, however, that a Person will not be deemed under this clause (2) to be the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, any security if (x) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made generally to all holders of the Outstanding Common Stock or Outstanding Voting Securities of the issuer of such security in accordance with the applicable rules and regulations under the Exchange Act and (y) the beneficial ownership of such security is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report); or
(iii)which are beneficially owned, directly or indirectly, by any other Person with which such Person (or any of such Person’s Affiliates) has (1) any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subclause (ii)(2) of this definition) or disposing of any ordinary (or common) shares or voting securities of the issuer of such security or (2) any agreement, arrangement or understanding (written or oral) to cooperate in obtaining, changing or influencing the control of the issuer of such security; or
(iv)which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates, with the number of ordinary (or common) shares or voting securities deemed beneficially owned being the notional or other number of ordinary (or common) shares or voting securities specified in (or determined pursuant to) the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part.

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1.17“Clinical Study” means any study in which human subjects are dosed or treated with a drug or biological product, whether approved or investigational.
1.18“Combination Product” means (a) any product containing a Licensed CD28 Antibody or Plamotamab and one or more other active compounds or active ingredients in a fixed-dose formulation, or (b) any combination of a Licensed CD28 Product or a Plamotamab Product sold together with another drug or biological product in a single package or container for a single price (a “Combination Copack”). For clarity: (i) a CD28/Plamotamab Combination Product is a Combination Product; and (ii) a CD28/Plamotamab Combination Product where a Licensed CD28 Product and a Plamotamab Product are sold together in a single package or container for a single price is a Combination Copack.
1.19“Combination Regimen” means the administration of two or more drugs or biological products together for the treatment, diagnosis or prophylaxis of any Indication, where such drugs or biological products are packaged and sold separately or are otherwise not a Combination Product.  For clarity, a CD28/Plamotamab Combination Regimen is a Combination Regimen.
1.20“Commercialization” or “Commercialize” means marketing, promoting, detailing, distributing, importing, exporting, offering for sale or selling a drug or biological product, including medical affairs activities (other than Included Medical Affairs Studies), regulatory activities directed to obtaining pricing and reimbursement approvals, price calculations and related reporting to Governmental Authorities, and interacting with Regulatory Authorities with respect to the foregoing.  Commercialization does not include any activities that are Development activities or Manufacturing activities.
1.21“Commercialization Approval” means, with respect to a Product, as applicable, and any country or regulatory jurisdiction, receipt of [***].
1.22“Commercially Reasonable Efforts” means [***].
1.23“Committee” means the JRC, JDC or JFC.
1.24“Consent” means, with respect to a certain matter, that Xencor has provided consent to such matter as evidenced in a writing executed by Xencor.
1.25“Controlled” or “Control” means, when used in reference to Know-How, Patents, Confidential Information or intellectual property rights, the legal authority or right (either by ownership or license (other than a license granted pursuant to this Agreement)) of a Party (or any of its Affiliates) to grant a license or sublicense of such Know-How, Patents, Confidential Information or intellectual property rights to the other Party, or to otherwise disclose such Know-How, Patents, Confidential Information or intellectual property rights to the other Party, without violating or breaching the terms of any agreement with any Third Party, or misappropriating or otherwise violating such Know-How, Patents, Confidential Information or intellectual property rights of any Third Party, such Third Party agreement existing (a) as of the Execution Date or (b)

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subsequent to the Execution Date if (in the case of this clause (b)) such Party first acquired rights to such Know-How, Patents, Confidential Information or intellectual property rights pursuant to such agreement.  [***].
1.26“Cover,” “Covering” and “Covered” means, with respect to a Patent and an invention, that, in the absence of ownership of or a license under such Patent, the practice of such invention (e.g., with respect to a Patent in the U.S., the manufacture, use, sale, offer for sale or importation of such invention) would infringe a claim of such Patent [***].
1.27“CPI” means the Consumer Price Index-Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-1984=100, published by the U.S. Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the U.S.
1.28“Currency Hedge Rate” means the Johnson & Johnson currency hedge rate, which is the result of the effectively performed currency hedging at Johnson & Johnson for the upcoming Calendar Year and will be set up once a Calendar Year and will remain constant throughout such Calendar Year.  The Johnson & Johnson currency hedge rate is calculated as a weighted average hedge rate of the outstanding external foreign currency forward hedge contracts of Johnson & Johnson with Third Party banks.
1.29“Derivative” [***] means [***].
1.30“Derivative Interest” means any derivative security (as defined under Rule 16a-1 under the Exchange Act) that increases in value as the value of some other ordinary (or common) share or voting security increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case regardless of whether (x) such derivative security conveys any voting rights in such other ordinary (or common) share or voting security, (y) such derivative security is required to be, or is capable of being, settled through delivery of such other ordinary (or common) share or voting security or (z) any transaction hedges the economic effect of such derivative security.
1.31“Development” (or to “Develop”) means:
(a)non-clinical and clinical research and drug development activities designed to generate data to support Commercialization Approval of a drug or biological product, including assay development, toxicology, pharmacology, data collection and management, statistical analysis, Clinical Studies (including Included Medical Affairs Studies) and development of companion diagnostics;
(b)test method development and stability testing, process development, process validation, process scale-up, formulation development, delivery system development, quality assurance and quality control development, technology transfer and other related activities directed to establishing Manufacturing of a drug or biological product (collectively, “CMC Development Activities”);

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(c)regulatory activities relating to Clinical Studies and CMC Development Activities, including the preparation and submission of IND/CTAs;
(d)regulatory activities in support of obtaining and maintaining Marketing Approval, including the preparation and submission of Drug Approval Applications, regulatory affairs, project management, drug safety surveillance and REMS programs as required by the FDA or other Regulatory Authorities;
(e)Early Access Programs; and
(f)pharmacovigilance activities with respect to a drug or biological product, including establishing, updating and maintaining of a global safety database.

Notwithstanding the foregoing, Development excludes any Research activities conducted under the Research Program and any Commercialization activities.

1.32“Development Budget” means the CD28 Development Budget or Plamotamab Development Budget, as applicable.
1.33“Development Plan” means the CD28 Development Plan or Plamotamab Development Plan, as applicable.
1.34“Diligent Efforts” means [***].
1.35“DOJ” means the United States Department of Justice.
1.36“Drug Approval Application” means: (a) a Biologics License Application submitted to the FDA pursuant to Section 351(a) of the Public Health Service Act and the regulations promulgated thereunder (“BLA”); (b) an application for authorization to market and/or sell a biological product submitted to a Regulatory Authority in any country or jurisdiction other than the U.S., including, with respect to the European Union, a marketing authorization application filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in the European Economic Area with respect to the decentralized procedure, mutual recognition or any national approval procedure (“MAA”); or (c) with respect to any biological product for which a BLA or MAA has been approved by the applicable Regulatory Authority, an application to supplement or amend such BLA or MAA to expand the approved label for such biological product to include use of such biological product for an additional Indication (“Supplemental Application”).
1.37“Early Access Program” or “EAP” means any program to provide patients in a country with a Licensed CD28 Product or Plamotamab Product, as applicable, before receipt of Marketing Approval and before First Commercial Sale in such country in which the use of the Product is not primarily intended to obtain information about the safety or effectiveness of such Product, including Treatment INDs / Protocols, Named Patient Programs and Compassionate Use programs.  For clarity, an EAP with respect to a Product may continue to be performed

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following receipt of Marketing Approval of such Product and costs may continue to be incurred in accordance with the performance of such EAP after Marketing Approval.
1.38“Effective Date” means the first Business Day immediately following the date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereunder have expired or have been terminated.  Upon the request of either Party, the Parties will memorialize the Effective Date, as defined in the immediately preceding sentence, in a written document for the Parties’ records.
1.39“EMA” means the European Medicines Agency or any successor agency thereto.
1.40“European Union” or “EU” means: (a) the countries of the European Economic Area, as it is constituted on the Execution Date and as it may be modified from time to time after the Execution Date; and (b) the United Kingdom.
1.41“Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.42“Existing Third Party Agreements” means the agreements between Xencor and a Third Party set forth on Schedule 1.42.
1.43“Exploitation” or “Exploit” means to make, have made, use, have used, offer to sell, sell, have sold, import, export and otherwise practice or exploit, including to Research, Develop, Manufacture and Commercialize.
1.44“FDA” means the United States Food and Drug Administration or any successor agency thereto.
1.45“Field” means all diagnostic, prophylactic and therapeutic uses.
1.46“First Commercial Sale” means, with respect to a Product in a country, the first commercial sale of such Product in such country.  Sales for Clinical Study purposes, Early Access Programs or similar uses will not constitute a First Commercial Sale.  In addition, sales of a Product by and between a Party and its Affiliates, licensees and sublicensees, or between the Parties (or their respective Affiliates, licensees or sublicensees) will not constitute a First Commercial Sale.  For the avoidance of doubt sales of a Product made on a named patient basis will not constitute a First Commercial Sale for the purposes of this definition.
1.47“First Phase 3 Commencement Date” means [***].
1.48“FTC” means the United States Federal Trade Commission.
1.49“GAAP” means generally accepted accounting principles in the United States, consistently applied.  Unless otherwise defined or stated, financial terms will be calculated by the accrual method under GAAP.

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1.50“Good Clinical Practice” or “GCP” means the current standards for clinical trials for pharmaceuticals, as set forth in the applicable regulations and ICH guidance, including ICH E6, as amended from time to time, and such standards of good clinical practice as are required by the European Union and other organizations and governmental agencies in countries in which a Licensed CD28 Product or Plamotamab Product, as applicable, is intended to be tested to the extent such standards are not less stringent than United States Good Clinical Practice.
1.51“Good Laboratory Practice” or “GLP” means the current standards for laboratory activities for pharmaceuticals, as set forth in the FDA’s Good Laboratory Practice regulations at 21 C.F.R. Part 58 or the Good Laboratory Practice principles of the Organization for Economic Co-Operation and Development, as amended from time to time, and such standards of good laboratory practice as are required by the European Union and other organizations and governmental agencies in countries in which a Licensed CD28 Product or Plamotamab Product, as applicable, is intended to be sold, to the extent such standards are not less stringent than United States Good Laboratory Practice.
1.52“Good Manufacturing Practice” or “GMP” means the part of quality assurance which ensures that products are consistently produced and controlled in accordance with the quality standards appropriate to their intended use as defined in 21 C.F.R. Parts 210 and 211, European Directive 2003/94/EC, Eudralex 4, Annex 16, and applicable United States, European Union, Canadian and ICH Guidance and/or regulatory requirements for a product.
1.53“Governmental Authority” means any national, federal, state or local government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.
1.54“Government Health Care Programs” means the Medicare program (Title XVIII of the Social Security Act), the Medicaid program (Title XIX of the Social Security Act), TRICARE, the Federal Employee Health Benefits Program, and other foreign, federal, state and local governmental health care plans and programs.
1.55“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
1.56“IND/CTA” means an Investigational New Drug Application filed with FDA or a similar application filed with an applicable Regulatory Authority outside of the United States, such as a clinical trial application or a clinical trial notification, or any other equivalent or related regulatory submission, license or authorization.
1.57“Indication” means [***].

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.58“Janssen Binding Domain” means (a) any Janssen proprietary Target B-Cell Antigen Binding Domain designated and provided by Janssen to Xencor for incorporation into Licensed CD28 Antibodies under the Research Program under Section 3.4.1, or (b) [***].
1.59“Janssen Research Intellectual Property” means, collectively, the Janssen Research Know-How and Janssen Research Patents.
1.60“Janssen Research Know-How” means all Know-How relating to a Janssen Binding Domain Controlled by Janssen or its Affiliates as of the Execution Date or at any time during the Research Program Term that is necessary for the Research of any of the Licensed CD28 Antibodies.
1.61“Janssen Research Patents” means all Patents Controlled by Janssen or its Affiliates as of the Execution Date or at any time during the Research Program Term to the extent that such Patents claim the composition of matter of any Janssen Binding Domain.
1.62“Know-How” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including Manufacturing procedures, test procedures, and purification and isolation techniques in written, electronic or any other form, and all other discoveries, developments, inventions (whether or not patented or patentable), and tangible embodiments of any of the foregoing, in each case that is not generally known to the public.  Know-How does not include any Patents.
1.63“Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any court, regulatory agency or other Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.
1.64“Licensed CD28 Antibody” means: [***].
1.65“Licensed CD28 Product” means any pharmaceutical product in any form containing one or more Licensed CD28 Antibodies as an active ingredient, in any dosage form, formulation or method of delivery.
1.66“Major European Countries” means France, Germany, Italy, Spain and the United Kingdom.
1.67“Manufacturing” or “Manufacture” means activities directed to producing, manufacturing, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and storage of a drug or biological product.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.68“Marketing Approval” means approval of a Drug Approval Application by the applicable Regulatory Authority.
1.69[***].
1.70[***].
1.71“MHLW” means the Ministry of Health, Labour and Welfare in Japan.
1.72[***]
1.73“Net Sales” means the gross amounts invoiced on sales of a Product (including, for clarity, sales of a Product that is a Combination Product or sales of a Product for use in a Combination Regimen) by Janssen, or any of its Affiliates or sublicensees to a Third Party purchaser in an arms-length transaction, less the following customary and commercially reasonable deductions, determined in accordance with GAAP and internal policies and actually taken, paid, accrued, allocated, or allowed based on good faith estimates:
(a)trade, cash and/or quantity discounts, allowances, and credits, excluding commissions for commercialization;
(b)excise taxes, use taxes, tariffs, sales taxes and customs duties, and/or other government charges imposed on the sale of the Product (including VAT, but only to the extent that such VAT taxes are not reimbursable or refundable), specifically excluding, for clarity, any income taxes assessed against the income arising from such sale;
(c)compulsory or negotiated payments and cash rebates or other expenditures to governmental authorities (or designated beneficiaries thereof) in the context of any national or local health insurance programs or similar programs; including, but not limited to, pay-for-performance agreements, risk sharing agreements as well as government levied fees as a result of the PPACA;
(d)rebates, chargebacks, administrative fees, and discounts (or equivalent thereof) to managed health care organizations, group purchasing organizations, insurers, pharmacy benefit managers (or equivalent thereof), specialty pharmacy providers, governmental authorities, or their agencies or purchasers, reimbursers, or trade customers, as well as amounts owed to patients through co-pay assistance cards or similar forms of rebate to the extent the latter are directly related to the prescribing of the Product (including for use in a Combination Regimen);
(e)outbound freight, shipment and insurance costs to the extent included in the price and separately itemized on the invoice price;

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

(f)retroactive price reductions, credits or allowances actually granted upon claims, rejections or returns of the Product (including for use in a Combination Regimen), including for recalls or damaged or expired goods, billing errors and reserves for returns;
(g)any invoiced amounts which are not collected by the selling party or its Affiliates, including bad debts; and
(h)any deductions in the context of payments that are due or collected significantly after invoice issuance.

All aforementioned deductions will only be allowable to the extent they are commercially reasonable by Janssen and will be determined, on a country-by-country basis, as incurred in the ordinary course of business in type and amount verifiable based on Janssen’s and Affiliates’ reporting system.  All such discounts, allowances, credits, rebates, and other deductions will be fairly and equitably allocated to the applicable Product and other products of Janssen and its Affiliates and sublicensees such that the applicable Product does not bear a disproportionate portion of such deductions.

Sales of a Product by and between Janssen and its Affiliates and sublicensees, in each case, unless the Affiliate, sublicensee, or Party is the end purchaser, are not sales to Third Parties and will be excluded from Net Sales calculations for all purposes; provided, however, that if such Product is subsequently resold to a Third-Party end user such resale shall be included in the determination of Net Sales.

Sales of a Product for the use in conducting Clinical Studies of the Product (including Included Medical Affairs Studies) in a country at or below cost, or in a ‘cost-plus a percentage’ scenario where the ‘percentage’ covers Janssen’s tax considerations, and in order to obtain the regulatory approval of the Product (including for use in a Combination Regimen) in such country will be excluded from Net Sales calculations for all purposes.

Compassionate use and “named patient sales” will be excluded from Net Sales calculations for all purposes.

Any disposition of a Product as free samples, donations, or patient assistance will be excluded from Net Sales calculations for all purposes.

If the applicable product is a Combination Product that is not a Solely CD28/Plamotamab Combination Product, the Parties will negotiate in good faith, at the latest [***] before the expected launch of such Combination Product, an allocation of Net Sales of such Combination Product to the respective active pharmaceutical ingredient (“API”) components, as the case may be, based on the fair market value of such components for the purposes of determining a product-specific or licensed-API-specific allocated Net Sales. Payments related to such Combination Product under this Agreement, including royalty payments, will be calculated, due and payable based only on such allocated Net Sales.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Without limiting the foregoing and following negotiation, the Parties anticipate that allocated Net Sales will be calculated according to one of the following paradigms, with the calculation approach in clause (i) being more preferable:

(i)Net Sales for the determination of royalties of Combination Products will be calculated by multiplying Net Sales of such Combination Product by the fraction A/(A+B) where A is the average net selling price of the applicable Product component contained in the Combination Product, if sold separately or subject to reasonable estimation, and B is the sum of the average net selling prices of any other API components included in the Combination Product, if sold separately or, if not sold separately, subject to reasonable estimation.
(ii)Net Sales for the determination of royalties of Combination Products will be calculated by multiplying Net Sales of such Combination Product by the fraction A/C where A is the average net selling price of the applicable Product component in the Combination Product, if sold separately or, if not sold separately, subject to reasonable estimation, and C is the average net selling price of the entire Combination Product.

If the Parties do not agree on an allocation of Net Sales of such Combination Product to the respective API components or Product components thereof before launch, then the calculation approach described in clause (i) above will be used.  Where the foregoing refers to “subject to reasonable estimation” such estimation shall be made by the selling Party and promptly provided to the other Party.  If the other Party disagrees with such estimation, it shall notify the other Party (“Component Allocation Notice”) and the JFC shall convene to reasonably determine the proper allocation between the applicable components.  If the JFC does not agree on such allocation within [***] of the Component Allocation Notice, then [***].  For clarity, the selling Party may launch such Combination Product and use its reasonable estimation of the average net selling price of each component while such matter is being discussed and until it is resolved in accordance with this Section or Section 2.5.1.5.

1.74“Non-Selected B-Cell Antigen” means [***].
1.75“Non-Selected B-Cell Antigen Binding Domain” means [***].
1.76“OUS Territory” means the Territory excluding the U.S.
1.77“Patents” means: (a) all original (priority establishing) patent applications claiming one or more inventions filed anywhere in the world, including provisionals and nonprovisionals; and (b) any patent or patent application that claims, or is entitled to claim, direct or indirect priority to the patent applications described in clause (a), including any continuations, continuations-in-part, divisions, or substitute applications, any patents issued or granted from any such patent applications, and any reissues, reexaminations, renewals or extensions (including by virtue of any supplementary protection certificates) of any such patents, and any confirmation patents or registration patents or patents of addition based on any such patents, and all foreign counterparts or equivalents of any of the foregoing.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.78“Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.
1.79“Phase 1 Study” means a Clinical Study of a Product as a monotherapy or in combination with one or more other products, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, as more fully defined in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent in any foreign country.
1.80“Phase 1/2 Study” means a Clinical Study of a Product that combines both a Phase 1 Study and a Phase 2 Study of such Product into a single protocol, where the Phase 1 Study portion is performed first to (i) to establish initial safety, tolerability, pharmacokinetic and pharmacodynamic information for the product or (ii) determine the Maximum Tolerable Dose (“MTD”) of such Product in subjects, and the Phase 2 Study portion is performed second with a selected dose.  [***].
1.81“Phase 2 Study” means a Clinical Study of a Product, as applicable, as a monotherapy or in combination with one or more other products: (a) with the primary endpoint of evaluating its effectiveness for a particular Indication or Indications, its short term tolerance and safety, but is not intended to be pivotal to support Marketing Approval for such Product; or (b) that meets the definition in 21 C.F.R. §312.21(b) or any of its foreign equivalents.
1.82“Phase 2/3 Study” means either:
(a)a Clinical Study of a Product that combines both a Phase 2 Study and a Phase 3 Study of such Product into a single protocol; or
(b)a Phase 2 Study involving a sufficient number of subjects that, following commencement of the study, becomes a Phase 3 Study, as evidenced by (i) an agreement with or statement from the Regulatory Authority in such country or jurisdiction, or (ii) other guidance or minutes issued by the Regulatory Authority in such country or jurisdiction, for such study.

[***].

1.83“Phase 3 Study” means a Clinical Study of a Product as a monotherapy or in combination with one or more other products: (a) on a sufficient number of patients, which trial (i) is designed to establish that such Product is safe and efficacious for its intended use and (ii) is pivotal to support Marketing Approval for such Product; or (b) that meets the definition in 21 C.F.R. §312.21(c) or any of its foreign equivalents.
1.84“Plamotamab” means (a) Plamotamab (XmAb13676), which is a tumor-targeted antibody that contains both a CD20 Binding Domain and a CD3 Binding Domain having the sequence set forth on Schedule 1.84 (“Primary Plamotamab”); (b) any other Antibodies claimed in US9,850,320; or (c) any Plamotamab Variant.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.85“Plamotamab Product” means any pharmaceutical product in any form containing Plamotamab as an active ingredient, in any dosage form, formulation or method of delivery.
1.86“Plamotamab Variant” means [***].
1.87“PPACA” means the U.S. Patient Protection and Affordable Care Act.
1.88“Pre-Approved Study” means each of the studies described on Exhibit 1.88.
1.89“Product” means a Licensed CD28 Product or a Plamotamab Product, as the context requires.
1.90“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the marketing and sale of pharmaceutical products in a country, including FDA in the U.S. and EMA in the EU.  Regulatory Authority also includes any non-governmental group licensed by an entity described in the preceding sentence to perform inspections, audits and/or reviews.
1.91“Regulatory Exclusivity” means any exclusive marketing rights or data protection or other exclusivity rights conferred by any Regulatory Authority with respect to a drug or biological product that prevent (a) such Regulatory Authority from granting any regulatory approval of a Third Party product that has an amino acid sequence that is the same as or substantially identical to the amino acid sequence of such biological product; or (b) a Third Party from making a cross reference to data held by such Regulatory Authority, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under Section 351 of the Public Health Service Act, 42 U.S.C. §262 (such Act, the “PHSA”), the Drug Price Competition and Patent Term Restoration Act (21 U.S.C. §355), as amended (the “Hatch-Waxman Act”), the PPACA or in the European Union under Directive 2001/83/EC, as amended, and Regulation (EC) No. 1901/2006, as amended, or rights similar thereto in other countries or regulatory jurisdictions.  If a Regulatory Authority confers more than one type of exclusivity with respect to a biological product in a country or jurisdiction (e.g., the FDA grants both biologic drug reference product exclusivity and orphan drug exclusivity with respect to such biological product), Regulatory Exclusivity will be deemed to apply to such biological product in such country or jurisdiction so long as any exclusivity granted to such biological product prevents such Regulatory Authority from granting any regulatory approval of a Third Party product that has an amino acid sequence that is the same as or substantially identical to the amino acid sequence of such biological product or making any cross reference to data held by such Regulatory Authority.
1.92[***].
1.93“Research” means scientific investigation and non-clinical activities to discover, identify, characterize and optimize antibodies, but excluding any CMC Development Activities

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

for optimizing antibodies that have been discovered, identified and characterized and any activities specific to optimizing such antibodies in Manufacturing.
1.94“Research B-Cell Antigen” means [***].
1.95“Research B-Cell Antigen Binding Domain” means a Binding Domain which binds any epitope of a Research B-Cell Antigen.
1.96“Solely CD28/Plamotamab Combination Product” means a CD28/Plamotamab Combination Product (including any Combination Copack) that contains a Licensed CD28 Antibody and Plamotamab as its only API components.
1.97“Specified Xencor Know-How” means [***].
1.98“Target B-Cell Antigen Binding Domain” means a Binding Domain which binds any epitope of a Target B-Cell Antigen.
1.99“Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest thereon).
1.100“Territory” means worldwide.
1.101“Third Party” means any Person other than a Party or any of its Affiliates.
1.102“U.S.” means the United States of America.
1.103“Valid Claim” means a claim of: (a) of any issued, unexpired patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) of any patent application that has not been cancelled, withdrawn or abandoned, without being re-filed in another application in the applicable jurisdiction or has not been pending or filed more than [***] from the earliest possible priority date for said application, provided that if such claim is later issued, it will from the issuance date forward, be deemed to be a Valid Claim, subject to clause (a) of this Section 1.103.
1.104“Variant” means [***].
1.105“Variant Binding Domain” means [***].
1.106“Xencor Binding Domain” means (a) any Xencor proprietary CD28 Binding Domain or Target B-Cell Antigen Binding Domain used by Xencor for incorporation into Licensed CD28 Antibodies, or (b) [***].

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.107“Xencor Intellectual Property” means, collectively, the Xencor Research Know-How and Xencor Patents.
1.108“Xencor Patents” means all Patents Controlled by Xencor or its Affiliates as of the Effective Date or at any time during the Term that are necessary to Exploit [***] any Licensed CD28 Antibody or Licensed CD28 Product, but excluding [***].
1.109“Xencor Plamotamab Intellectual Property” means, collectively, the Xencor Plamotamab Know-How and Xencor Plamotamab Patents.
1.110“Xencor Plamotamab Know-How” means all Know-How Controlled by Xencor or its Affiliates as of the Effective Date or at any time during the Term that is reasonably necessary to Exploit [***] Plamotamab or a Plamotamab Product, but excluding [***] .
1.111“Xencor Plamotamab Patents” means all Patents Controlled by Xencor or its Affiliates as of the Effective Date or at any time during the Term that are reasonably necessary to Exploit [***] Plamotamab or a Plamotamab Product, but excluding [***].
1.112“Xencor Platform Technology” means: (a) Patents Controlled by Xencor or its Affiliates Covering or (b) Know-How Controlled by Xencor or its Affiliates that is disclosed by Xencor to Janssen and describes, in either case ((a) or (b)), [***].
1.113“Xencor Research Intellectual Property” means, collectively, the Xencor Research Know-How and Xencor Research Patents.
1.114“Xencor Research Know-How” means:
(a)Know-How, but not Specified Xencor Know-How, Controlled by Xencor or its Affiliates (or an invention that, at a previous time, was such Know-How and is Covered in a Patent Controlled by Xencor or its Affiliates at the time the invention was applied or incorporated) that is first incorporated by Xencor (or by Janssen with the Consent of Xencor) into a Licensed CD28 Antibody or Licensed CD28 Product prior to [***];
(b)Specified Xencor Know-How; and
(c)Know-How Controlled by Xencor or its Affiliates at any time prior to the end of the Term that is a composition of matter of a Xencor Binding Domain or Variant Binding Domain thereof,

in each case ((a), (b) and (c)), including those Inventions assigned to Xencor pursuant to Section 9.2.2.2(a) and Xencor’s interest in Joint Inventions.

1.115“Xencor Research Patents” means [***].

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

1.116Additional Definitions.  Each of the following definitions is set forth in the Section of this Agreement indicated below:
Defined Term	Section
[***] Notice Period	3.7.2
1974 Convention	16.5
Acquired Competing Product	8.4.6
Acquirer Competing Product	8.4.5.1
Acquirer Intellectual Property	9.9.1
Acquiring Party	8.4.6
Adjusted Combination Net Sales Amount	7.4.2.5
Agreement	the Introduction
Alliance Manager	2.7
Alternative Plamotamab Formulation	5.3.3
Anti-Corruption Laws	11.9.1(a)
Antigen Selection	3.7.3
Antigen Selection Date	3.7.3
Antigen Selection Milestone Events	7.2.4.2
Antigen Selection Outside Date	3.7.2
API	1.73
Applied Janssen Technology	13.5.2.1(a)
Backup	7.2.1
Bankruptcy Code	13.4.2
B-Cell Antigen Variant Specific Patent	7.4.2.1(b)(ii)
Beneficial Owner	1.16(e)
Beneficial Ownership	1.16(e)
Biosimilar Application	9.4.4
Bispecific Competing Product	8.4.1.1
BLA	1.36
Breaching Party	13.2.1
Business Combination	1.16(c)
Candidate Selection	3.7.3
Candidate Selection Date	3.7.3
Category A Net Sales	7.4.1.1(a)
Category A Sales Milestone Event	7.3.1
Category A Sales Milestone Payment	7.3.1
Category B Net Sales	7.4.1.1(b)
Category B Sales Milestone Event	7.3.2
Category B Sales Milestone Payment	7.3.2
CD28 Co-Detailing Option	6.1

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Defined Term	Section
CD28 Co-Funding Option	6.1
CD28 Co-Funding Option Exercise Date	6.2.2
CD28 Co-Funding Opt-Out	6.2.4
CD28 Co-Funding Opt-Out Effective Date	6.2.4
CD28 Co-Funding Opt-Out Notice	6.2.4
CD28 Co-Funding Wind-down Period	6.2.4(e)
CD28 Component	7.4.2.5
CD28 Development Budget	6.2.3.2(b)(ii)
CD28 Development Plan	6.2.3.2(a)
CD28 Included Medical Affairs Studies Costs Limit	6.2.3.1(h)
CD28 Milestone Event	7.2.1
CD28 Milestone Payment	7.2.1
CD28 Royalty Term	7.4.2.1(a)
CD28 Royalty-Bearing Patent	7.4.2.1(b)(i)
CD28 Unit Price	7.4.2.5
CD28/Plamotamab Combination Royalty Term	7.4.2.2(a)
CD28/Plamotamab Combination Royalty-Bearing Patent	7.4.2.2(a)
CD28/Plamotamab Combination Sales	7.4.2.2(a)
CDR	1.4
Claim Basis	12.3.2
Clinical Reverted Product	13.5.2.6
CMC Development Activities	1.31(b)
Co-Chair	2.4.2
Co-Detailing Agreement	6.3.3.5
Co-Detailing Data Package	6.3.1.2
Co-Detailing Data Package Delivery Date	6.3.1.3
Co-Detailing Option Exercise Date	6.3.2
Co-Detailing Plan	6.3.3.4
Combination Copack	1.18
Committee Matters	2.5.2
Competing Product	8.4.1.2
[***]	[***]
Component Allocation Notice	1.73
Confidential Information	10.1.2
Contemplated Transactions	14.2.1
Cost Report	6.2.3.4(d)(iii)

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Defined Term	Section
Cost Variances	6.2.3.1(a)(ii)
CPR Mediation Procedure	15.3.1
CPR Rules	15.4.1
Create Act	9.3.1.7
Cure Period	13.2.1
Data Package	3.7.1
Data Package Delivery Date	3.7.1
Derived Competing Product	8.4.1.3
Detail	6.3.3.6
Detailing	6.3.3.6
Development Decision Milestone Event	7.2.2
Development Decision Milestone Payment	7.2.2
Development FTE	6.2.3.1(b)
Development FTE Costs	6.2.3.1(c)
Development FTE Rate	6.2.3.1(d)
Development Reconciliation Procedures	6.2.3.4(d)(ii)
Disclosing Party	10.1.1
Dispute	15.1
Effective Royalty Rate	7.4.3.4(b)
Execution Date	the Introduction
Executive Officers	2.5.1.3
Existing Xencor Intellectual Property	11.5.2
Expert	2.5.1.5(a)
Expert Panel	2.5.1.5(a)
First CD28/Plamotamab Marketing Approval	6.4.1.4(a)
First CD28 Product Marketing Approval	6.4.2.2(a)
First Exclusivity Period	8.4.1.4
First Milestone Product	7.2.1
Force Majeure	16.14
Hatch-Waxman Act	1.91
Included Medical Affairs Studies	6.2.3.1(e)
Included Medical Affairs Studies Costs	6.2.3.1(f)
Incompletion Notice	3.7
Incumbent Board	1.16(b)
Indemnification Claim	12.3.1
Indemnitee	12.3.2
Indemnitor	12.3.2
Independent Plamotamab/Tafa Study	5.1.3.5

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Defined Term	Section
Independent Plamotamab/Tafa Study Opt-In Payment	5.1.3.5(f)
Independent Plamotamab/Tafa Study Safety Data	5.1.3.5(i)
Infringement Action	9.4.2.1
Infringement Claim	9.8
Initial Development Activities	5.1.1.2(a)
Insolvency Event	13.4.1
Invalidity Claim	9.7.1
Inventions	9.2.1
Janssen	the Introduction
Janssen Assigned Inventions	8.1.4
Janssen B-Cell Antigen Variant	7.4.2.1(b)(iv)
Janssen B-Cell Antigen Variant Binding Domain	7.4.2.1(b)(iii)
Janssen Indemnitees	12.2
JDC	2.2.1
JFC	2.3
JMT	5.3.1
Joint CD28 Patents	13.5.2.14
[***]	[***]
Joint Inventions	9.2.2.3
Joint Patent Costs	9.3.3.3(a)
Joint Patents	9.2.2.3
Joint Plamotamab Patents	13.5.2.15
[***]	[***]
[***]	[***]
JRC	2.1.1
JRD	10.6
Losses	12.1
MAA	1.36
Manufacturing Cost of Clinical Supply	6.2.3.1(a)
Materials	3.8
Milestone Event	7.4.2.1
Milestone Payment	7.4.2.1
Minimal Development Activity	6.4.1.4(a)
MTD	1.80
No Plamotamab Development Election	5.1.2.1(b)(ii)
Non-breaching Party	13.2.1

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Defined Term	Section
Notice of 6.4.1 Application	6.4.2
Notice of 6.4.2 Application	6.4.1.4(a)
[***]	[***]
[***]	[***]
Notice of Development Election Without CD28	5.1.2.1(a)(iii)
Notice of Plamotamab POC Study After Successful Exploration	5.1.2.1(a)(iii)
Notice of Plamotamab POC Study After Unsuccessful Exploration	5.1.2.1(a)(iii)
Novartis	8.4.8
Number of CD28 Units	7.4.2.5
Number of Plamotamab Units	7.4.2.5
Other Costs Not Included in Standard	6.2.3.1(a)(iii)
Other Plamotamab Product Royalty Term	7.4.2.2(b)
Other Plamotamab Product Royalty-Bearing Patent	7.4.2.2(b)
Out-of-Pocket Expenses	6.2.3.1(g)
Outstanding Common Stock	1.16(a)
Outstanding Voting Securities	1.16(a)
Party	the Introduction
Patent Representative	9.1
PDE	6.3.3.5(b)
[***]	[***]
Phase 1 Exploration Study	5.1.1.2(a)(i)
PHSA	1.91
Plamotamab Antibody Patents	9.3.1.2
Plamotamab Co-Detailing Option	5.2.3
Plamotamab Component	7.4.2.5
Plamotamab Cure Period	13.3.2.2(a)
Plamotamab Development Budget	5.1.1.2(c)
Plamotamab Development Election	5.1.2.1(b)(ii)
Plamotamab Development Notice	5.1.2.1(b)(ii)
Plamotamab Development Plan	5.1.1.1
Plamotamab Included Medical Affairs Studies Costs Limit	6.2.3.1(h)
Plamotamab Milestone Event	7.2.3
Plamotamab Milestone Payment	7.2.3
Plamotamab POC Study	5.1.1.2(a)(ii)
Plamotamab Safety Concerns	5.1.3.4

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Defined Term	Section
Plamotamab/Tafa Combination Regimen	5.1.3.1
POC Data Package	6.2.1.2
POC Data Package Delivery Date	6.2.1.3
Post-POC Decision Notice	5.1.2.1(b)(ii)
Pre-POC Decision Development Activity	5.1.2.2
Primary Antibody	1.64
Primary Plamotamab	1.84
Primary Plamotamab Products	11.6.1
Product Infringement	9.4.1
Product Marks	9.10
Proof-of-Concept	6.2.1.1
Proof-of-Concept Date	6.2.1.1
Proposal Delivery Date	5.1.3.3
Proposal Review Period	5.1.3.4
Proposed Plamotamab/Tafa Study	5.1.3.1
Prosecute	9.3.1.2
Prosecution	9.3.1.2
Protocol	15.4.6
Public Official	11.9.4
Purple Book	9.6
Quarterly Net Sales	7.4.3.4(a)
Receiving Party	10.1.1
Regulatory Documentation and Filings	13.5.2.4
Remaining Net Sales Amount	7.4.2.5
Research Clone Banking	13.5.2.1(b)
Research Competing Product	8.4.1.5
Research License	8.1.1.1
Research Plan	3.2.1
Research Program	3.1
Research Program Results	10.1.4
Research Program Term	3.1
Reversion Royalty Rate	13.5.2.3
Reverted CD28 Antibody	13.5.2.1(c)
Reverted CD28 Derivative	13.5.2.1(d)
Reverted CD28 Product	13.5.2.1(f)
Reverted CD28 Product Derivative	13.5.2.1(g)
Reverted CD28 Variant	13.5.2.1(e)
Reverted CD28/Plamotamab Combination Product	13.5.2.1(h)

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Defined Term	Section
Reverted Plamotamab Product	13.5.2.1(i)
Reverted Product	13.5.2.1(j)
Royalty Term	7.4.2.3
Royalty-Bearing Patent	7.4.2.3
Royalty-Bearing Plamotamab Formulation Patent	7.4.2.2(a)
Sales Milestone Event	7.3.3.2
Sales Milestone Payment	7.3.3.1
Scale-Up	8.4.1.6
Second Exclusivity Period	8.4.1.7
[***]	[***]
Selected B-Cell Antigen	3.7.5
Selected B-Cell Antigen Binding Domain	3.7.5
Selected CD28 Antibody	3.7.5
Shared Development Costs	6.2.3.1(h)
Specified Person	1.16(a)
Standard Cost of Goods Manufactured	6.2.3.1(a)(i)
Subcontract	16.3
Subcontractor	16.3
Supplemental Application	1.36
Tafa/len Safety Run-in	5.1.1.2(a)(iii)
Target B-Cell Antigens	3.2.2
Target Criteria	3.2.2
Target Phase 1 Exploration Study Completion Date	5.1.2.1(a)
Term	13.1
Third Party Compensation	1.25
Third Party Competitive Product	9.4.1
Third Party License	7.4.3.2(a)
Total CD28/Plamotamab Net Sales	7.4.2.5
Unadjusted Quarterly Royalties	7.4.3.4(c)
Xencor	the Introduction
Xencor B-Cell Antigen x CD28 Patents	9.3.1.2
Xencor CD28 Inventions	11.5.2
[***]	[***]
Xencor Indemnitees	12.1
[***]	[***]
[***]	[***]

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ARTICLE 2
GOVERNANCE
2.1Joint Research Committee.
2.1.1JRC Formation; Composition.  The Parties will establish a joint research committee (the “JRC”) promptly after the Effective Date.  The Parties will use reasonable efforts to establish the JRC and hold the first meeting of the JRC within [***] after the Effective Date.  The JRC will be composed of at least [***] employee representatives of each Party.  Each JRC member must have the appropriate capabilities and experience to carry out the responsibilities of the JRC and sufficient seniority within the applicable Party to make decisions arising within the scope of the JRC’s responsibilities.  Each Party may change its JRC representatives from time to time in its sole discretion, effective upon notice to the other Party of such change.  The JRC will be disbanded after the completion of the Research Program.
2.1.2JRC Responsibilities.  The JRC will: (a) serve as a forum for and facilitate communications between the Parties with respect to the activities conducted under the Research Plan; (b) prepare, discuss, and approve amendments to the Research Plan in accordance with Section 3.2; and (c) perform the other functions that are expressly delegated to the JRC in this Agreement.
2.2Joint Development Committee.
2.2.1JDC Formation; Composition.  The Parties will establish a joint development committee (the “JDC”) promptly after the Effective Date.  The JDC will be composed of at least [***] employee representatives of each Party.  Each JDC member must have the appropriate capabilities and experience to carry out the responsibilities of the JDC and sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities.  Each Party may change its JDC representatives from time to time in its sole discretion, effective upon notice to the other Party of such change.  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, the JDC will be disbanded upon the later of: (a) completion of the CD28 Development Plan activities; and (b) termination of this Agreement with respect to Plamotamab pursuant to Section 13.3.2.  If Xencor does not exercise the CD28 Co-Funding Option in accordance with Section 6.2, the JDC will be disbanded upon the later of: (a) termination of this Agreement with respect to Plamotamab pursuant to Section 13.3.2; and (b) such date when Xencor can no longer exercise the CD28 Co-Funding Option pursuant to Section 6.2.
2.2.2JDC Responsibilities.
2.2.2.1With respect to Licensed CD28 Products (other than any CD28/Plamotamab Combination):
(a)Prior to Xencor’s exercise of the CD28 Co-Funding Option: (i) the JDC will serve as a forum for and facilitate communications between the Parties with respect to

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the reports provided by Janssen under Section 4.4.2.1; and (ii) the JDC will have no decision-making authority with respect to Licensed CD28 Products.
(b)If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, the JDC will: (i) serve as a forum for and facilitate communications between the Parties with respect to the activities conducted under the CD28 Development Plan and CMC Development Activities for the Licensed CD28 Products; and (ii) discuss and approve amendments to the CD28 Development Plan in accordance with Section 6.2.3.
2.2.2.2With respect to Plamotamab Products (including any CD28/Plamotamab Combination), the JDC will: (a) serve as a forum for and facilitate communications between the Parties with respect to the activities conducted under the Plamotamab Development Plan and CMC Development Activities for the Plamotamab Products; and (b) discuss and approve amendments to the Plamotamab Development Plan in accordance with Section 5.1.1.3.
2.2.2.3The JDC will also perform the other functions that are expressly delegated to the JDC in this Agreement.
2.3Joint Finance Committee.  The Parties will establish a joint finance committee (the “JFC”) promptly after the Effective Date.  The JFC will: (i) coordinate and conduct the budgeting, accounting, reporting, reconciliation and other financial activities with respect to the Development Budgets and Shared Development Costs to the extent provided in Section 5.1.4 and Section 6.2.3.4; (ii) if requested by the JDC, develop and recommend to the JDC for approval a process for the development and approval of budgets contemplated by Section 5.1.4 and Section 6.2.3.4; and (iii) perform the other functions with respect to the Development Budgets and Shared Development Costs that are expressly delegated to the JFC in this Agreement.  The JFC will be composed of employee representatives of each Party, each with reasonable expertise in the areas of accounting, cost allocation, budgeting and financial reporting and sufficient seniority within the applicable Party to make decisions arising with the scope of the JFC’s responsibilities.  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2.3.4, the JFC will be disbanded upon the later of (a) completion of the CD28 Development Plan activities and reimbursement of all Shared Development Costs for the Licensed CD28 Products; and (b) completion of the Plamotamab Development Plan activities and reimbursement of all Shared Development Costs for the Plamotamab Products.  If Xencor does not exercise the CD28 Co-Funding Option in accordance with Section 6.2.3.4, the JFC will be disbanded upon completion of the Plamotamab Development Plan activities and reimbursement of all Shared Development Costs for the Plamotamab Products.
2.4Meetings and Minutes.
2.4.1Frequency of Meetings.  Each Committee will hold meetings in accordance with a schedule established by mutual written agreement of the Parties.  Each Committee will meet at least once each Calendar Quarter, unless otherwise agreed by the Committee.  A Committee may

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meet in person or by means of teleconference, Internet conference, videoconference or other similar communications equipment, as agreed to by the Committee members.  Each Party’s Co-Chair may also call for special meetings to resolve particular matters requested by such Party upon [***] prior notice to the other Party’s Committee members.
2.4.2Co-Chairs.  For each Committee, each Party will designate one of its representatives to co-chair the meetings of the Committee (each, a “Co-Chair”).  The Co-Chairs will, with the assistance of the Alliance Managers, coordinate and prepare the agenda for, and ensure the orderly conduct of, the meetings of each Committee.
2.4.3Preparation and Attendance.  The Co-Chairs will, with the assistance of the Alliance Managers, solicit agenda items from Committee members and provide an agenda, along with appropriate information for such agenda, reasonably in advance of any meeting.  The agenda will include all agenda items requested by either Co-Chair.  Each Party will bear its own expenses related to its Committee representatives’ participation in and attendance at such meetings.
2.4.4Meeting Minutes.  Each Party, through its Co-Chair and Alliance Manager, will alternate responsibility for preparing written minutes of the meetings of each Committee and will provide the draft minutes to the Committee members for review no later than [***] after the date of the meeting to which the minutes pertain.  Draft minutes will become final and deemed to be approved if the Parties do not provide any comments to the minutes within [***] of receipt by the Committee members (or such additional period of time as mutually agreed by the Parties).  If a Party provides comments to the minutes within such period (or such additional period of time as mutually agreed by the Parties), the Committee members of each Party will discuss such comments in good faith to resolve any discrepancies within [***] after receipt of such comments.
2.5Decision-Making.
2.5.1Committee Actions.
2.5.1.1 Each Committee will determine, approve or resolve Committee Matters within the authority of the Committee by unanimous vote, with each Party’s representatives on the Committee collectively having one vote. If the Committee representatives of the Parties do not reach consensus as to a particular Committee Matter within [***] after such matter is first presented to the Committee (or [***]), then the following provisions of this Section 2.5.1 will apply.
2.5.1.2With respect to the JRC: (i) if the Committee Matter is a proposal to amend the Research Plan to include any Target B-Cell Antigen in the Research Plan prior to the [***] anniversary of the Effective Date or to remove any Target B-Cell Antigen from the Research Plan at any time, Janssen will have the final decision making authority; and (ii) for all other Committee Matters of the JRC, neither Party will have final decision making authority and

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any such Committee Matter will be deemed not to have been approved by the JRC, unless and until the JRC reaches consensus, or the Parties agree, on such matter.
2.5.1.3With respect to the JDC, either Party may refer the Committee Matter to [***] and [***] for resolution.  Such Executive Officers shall endeavor to meet promptly to discuss the matter.  If the Executive Officers do not reach consensus on such Committee Matter within [***] after such matter is referred to them, then: (a) Xencor shall have the final decision making authority with respect to Development activities to the extent relating to the Tafa/len Safety Run-in; and (b) Janssen will have the final decision making authority with respect to all other Committee Matters.  Notwithstanding the foregoing, the JDC (including through Janssen’s final decision pursuant to this Section 2.5.1.3) cannot take any of the following actions without Xencor’s written consent:
(a)establish the Development activities relating to the Phase 1 Exploration Study;
(b)amend the Plamotamab Development Plan (including any timetables therein) with respect to any of the Initial Development Activities or [***] to include any Development activities other than the Initial Development Activities;
(c)materially amend or cease the conduct of any Independent Plamotamab/Tafa Study (unless both: (i) it is added to the Plamotamab Development Plan in accordance with Section 5.1.3.5(f); and (ii) the amount of the Independent Plamotamab/Tafa Study Opt-in Payment paid by Janssen in connection with such Independent Plamotamab/Tafa Study is equal to or greater than [***]) other than for Plamotamab Safety Concerns; or
(d)amend the Plamotamab Development Plan to require Xencor to undertake any additional activities.
2.5.1.4With respect to the JFC, either Party may refer a Committee Matter of the JFC (other than [***]) for resolution by an independent Third Party accounting firm.  If either Party refers a matter for resolution by an independent Third Party accounting firm, the Parties will mutually select and engage an independent Third Party accounting firm that has no auditing or other financial relationship with either Party or any of its Affiliates to resolve the matter.  If the Parties are unable to agree on the identity of the Third Party accounting firm within [***] of the date on which a Party refers such matter for resolution pursuant to this Section, the Third Party accounting firm will be one of the “big four” accounting firms that is not the external auditor of either Party.  The accounting firm will, as soon as reasonably practicable after the firm is engaged and acting as expert and not an arbitrator, deliver a report to each Party with its analysis and determination of the Committee Matter.  The accounting firm’s determination will be final and binding on the Parties, and the amounts payable to the firm for these services will be shared equally by the Parties.  If, however, the Committee Matter relates to an amount less than [***], then Janssen will have the final decision making authority with respect to such Committee Matter instead of an independent Third Party accounting firm.

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2.5.1.5With respect to the JFC, either Party may refer a Committee Matter that is a [***] for resolution by an Expert Panel according to the following procedures:
(a)Each Party will select one Third Party expert who is neutral, disinterested and impartial, and has experience relevant to the specific subject matter of the referred Committee Matter, within [***] after either Party requests resolution by an Expert Panel (each, an “Expert”).  The Experts selected by the Parties shall jointly select a third Expert within [***] thereafter (the three Experts together, the “Expert Panel”).
(b)Within [***] after the Expert Panel has been selected, each Party will provide to the Expert Panel and the other Party a written report setting forth its position on the referred Committee Matter.  Each Party may update its own report within [***] after receiving the other Party’s report.  If requested by the Expert Panel, each Party will make oral submissions based on its written report and each Party will have the right to be present during any such oral submissions.
(c)Within [***] after receiving the last report or, if requested by the Expert Panel, the oral submissions, the Expert Panel will select one Party’s position on the referred Committee Matter as its final decision.  The Expert Panel will not have the authority to modify either Party’s position or to render any substantive decision other than to select one Party’s position on the referred Committee Matter as set forth in such Party’s written report most recently submitted to the Expert Panel.  The decision of the Expert Panel will be the Parties’ sole, exclusive and binding resolution of the referred Committee Matter, and the Expert Panel’s decision will become the decision of the JFC on the matter.
(d)The costs and fees of the Expert Panel will be shared equally by the Parties.  Each Party will bear its own costs of participating in the proceeding.
(e)The Parties will use, and will direct the Expert Panel to use, Diligent Efforts to resolve the referred Committee Matter within [***] after either Party requests such resolution.
(f)Unless otherwise mutually agreed upon by the Parties, the in-person portion (if any) of such proceedings shall be conducted in [***].
2.5.2Limitations of Committee Authority. Each Committee will only have authority to determine, approve or resolve matters that such Committee is expressly authorized to determine, approve or resolve under this Agreement (“Committee Matters”).  No Committee has the authority to: (a) modify or amend the terms and conditions of this Agreement; (b) waive or determine either Party’s compliance with the terms and conditions of this Agreement; (c) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement; (d) decide any issue for which this Agreement expressly requires a Party’s approval or consent; or (e) resolve any Dispute under this Agreement.

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2.6Subcommittees. From time to time, each Committee may establish subcommittees to perform particular tasks and oversee particular projects or activities within the Committee’s authority.  Each subcommittee will be constituted and will operate as the forming Committee determines, provided that no subcommittee will have any decision-making authority, but will instead make recommendations to the forming Committee with respect to matters within its authority.
2.7Alliance Managers. Promptly after the Effective Date, each Party will appoint an individual to act as the alliance manager for such Party with respect to this Agreement (each, an “Alliance Manager”).  The Alliance Managers will not be members of any Committee, but will be permitted to attend meetings of any Committee as nonvoting observers.  The Alliance Managers will be the primary point of contact for the Parties regarding this Agreement and will facilitate communication regarding all activities under this Agreement.  Each Party may change its designated Alliance Manager from time to time upon notice to the other Party.
ARTICLE 3
RESEARCH PROGRAM FOR LICENSED CD28 ANTIBODIES AND LICENSED CD28 PRODUCTS
3.1Overview.  The Parties will collaborate to conduct a program of research and development of Licensed CD28 Antibodies in accordance with the Research Plan, including antibody discovery and biology efforts through Candidate Selection (the “Research Program”), as further described in this ARTICLE 3.  The Research Program will include any Research B-Cell Antigens that are set forth in the initial Research Plan or added by amending the Research Plan after the Effective Date in accordance with Section 3.2 (subject to Janssen’s final decision-making authority under Section 2.5.1.3).  The objective of the Research Program is to Research one or more Licensed CD28 Antibodies that meet the target criteria set forth in the Research Plan.  The time period beginning on the Effective Date and ending on the earlier of (a) the [***] anniversary of the Effective Date and (b) the date of the [***] Antigen Selection in accordance with Section 3.7 is referred to as the “Research Program Term.”  If the date of the [***] Antigen Selection does not occur before the [***] anniversary of the Effective Date and, as of the [***] anniversary of the Effective Date, either (x) a Data Package for a Target B-Cell Antigen has been delivered, but the Antigen Selection Date or Antigen Selection Outside Date has not yet occurred, or (y) a Data Package for a Target B-Cell Antigen has not been delivered, then the Research Program Term will be extended until the Antigen Selection Date or Antigen Selection Outside Date occurs for the last of all such Target B-Cell Antigens.
3.2Research Plan.
3.2.1Initial Plan.  The Parties have agreed upon a draft of a written research plan describing the Research Program (the “Research Plan”).  The draft of the initial Research Plan is attached to this Agreement as Exhibit 3.2.  The Parties will use Diligent Efforts to finalize the initial Research Plan as soon as possible after the Execution Date.  The finalized initial Research Plan will be approved by the JRC in accordance with Section 3.2.3.

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3.2.2Contents. The initial Research Plan includes, and any amended Research Plan will include, the following elements: (a) the Research B-Cell Antigens that will be the subject of the Research, as determined by the JRC (subject to Janssen’s final decision-making authority under Section 2.5.1.3) (the “Target B-Cell Antigens”); (b) descriptions of the key activities to Research Licensed CD28 Antibodies; (c) a target timeline for completing the activities; (d) Janssen’s target criteria for Licensed CD28 Antibodies (the “Target Criteria”); and (e) certain Materials that will be provided by Xencor and Janssen.
3.2.3Amendments. Either Party may propose amendments to the Research Plan at any time during the Research Program Term.  All amendments require approval of the JRC.  If the JRC approves an amendment, the amendment becomes effective upon the date of JRC approval. A written copy of the amended Research Plan will be prepared by one of the Parties, as decided by the JRC, and provided to both Parties.
3.3Conduct of Research Program Activities.  Each Party will be responsible for conducting the activities assigned to it in the Research Plan.  Each Party will carry out the activities assigned to it in the Research Plan in accordance with the timeline set forth in the Research Plan.  Each Party will keep the other Party reasonably informed as to the progress of the conduct of such activities through meetings of the JRC.  Each Party will conduct its Research Program activities in good scientific manner and in compliance with all applicable Laws, including GLP.
3.4Binding Domains.
3.4.1Janssen Binding Domains.  For each Target B-Cell Antigen, Janssen will designate and provide [***] Target B-Cell Antigen Binding Domain to Xencor for the purpose of Researching Licensed CD28 Antibodies incorporating such binding domain in the Research Program.  Janssen may provide such binding domains to Xencor either by providing tangible materials containing the binding domain or by disclosing the amino acid sequence of the binding domain.
3.4.2Xencor Binding Domains.  For each Target B-Cell Antigen, Xencor will designate and use in the Research Program its proprietary CD28 Binding Domains (including the Binding Domains set forth on Schedule 11.5.2) and, to the extent possessed and Controlled by Xencor at the time such antigen becomes a Target B-Cell Antigen, [***] Target B-Cell Antigen Binding Domains for the purpose of Researching Licensed CD28 Antibodies incorporating such binding domains.
3.4.3Restrictions on Use of Binding Domains.
3.4.3.1During and after the Term, neither Janssen nor any of its Affiliates will use, nor have any right to use, any Xencor Binding Domain except to the extent Janssen is granted a license to Exploit the Licensed CD28 Antibodies and Licensed CD28 Products under this Agreement.  For clarity, Xencor retains the right to use any Xencor Binding Domain in any

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product that is not a Licensed CD28 Antibody or Licensed CD28 Product during or after the Term.
3.4.3.2During and after the Term, neither Xencor nor any of its Affiliates will use, nor have any right to use, any Janssen Binding Domain except to the extent Xencor is granted a license to Research the Licensed CD28 Antibodies and Exploit the Reverted Products and Reverted Product Derivatives under this Agreement.  For clarity, Janssen retains the right to use any Janssen Binding Domain in any product that is not a Licensed CD28 Antibody or Licensed CD28 Product during or after the Term.
3.5Research Program Costs.  Each Party will bear all costs incurred by such Party and its Affiliates in conducting the Research Program activities allocated to it under the Research Plan.
3.6Records; Reports.
3.6.1Records.  Each Party will maintain, consistent with its then-current internal policies and practices, and cause its employees and subcontractors to maintain, records and laboratory notebooks of its Research activities under the Research Plan in sufficient detail and in a good scientific manner appropriate for regulatory and intellectual property protection purposes.  If requested by the other Party, each Party will provide the other Party with a copy of any such records to the extent specific to any Primary Antibody.
3.6.2Reports and Data Packages.  Each Party will provide periodic updates and reports regarding the Research Program activities and results to the other Party through the JRC, including summaries of the data and information generated and, if reasonably requested by the other Party, any raw data relating to such activities to the extent specific to any Primary Antibody.  During the Research Program Term, upon request of Janssen, Xencor will provide Janssen with information about the Xencor Platform Technology used by Xencor to Research any Licensed CD28 Antibody.
3.7Candidate Selection; Antigen Selection.
3.7.1Promptly after completing all Research Program activities with respect to a Target B-Cell Antigen, Xencor will prepare and deliver to Janssen in writing a complete package of all reasonably relevant data and results of the Research Program activities for all Primary Antibodies binding to such Target B-Cell Antigen (the “Data Package”).  If, however, Xencor does not reasonably expect the Research Program activities with respect to a Target B-Cell Antigen to be completed prior to the second anniversary of the Effective Date, then Xencor will prepare and deliver a data package for such Target B-Cell Antigen on or before the second anniversary of the Effective Date that includes all available data and results for the applicable Research Program activities for such Target B-Cell Antigen (also a “Data Package”).  If Janssen notifies Xencor within [***] following receipt that the Data Package is not sufficient to determine whether to further Develop the applicable Primary Antibodies (“Incompletion Notice”), Xencor will provide the missing data and results as soon as possible.  The date on

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which Janssen is in receipt of a complete Data Package is deemed to be the “Data Package Delivery Date” for such Target B-Cell Antigen.  The Data Package Delivery Date for a Target B-Cell Antigen shall be deemed the date on which Xencor first provided the Data Package unless Janssen provides Incompletion Notice within [***] after receipt of a Data Package.
3.7.2Within [***] after a Data Package Delivery Date, Janssen will decide whether any of the Primary Antibodies that are the subject of the Data Package should be further Developed.  Janssen will notify Xencor of its decision within the [***] period.  If Janssen fails to provide notice of its decision within such [***] period with respect to a Data Package, Xencor may notify Janssen of its failure and Janssen will have [***] after such notice from Xencor to notify Xencor of its decision (the “[***] Notice Period”).  Janssen’s failure to respond within such [***] period shall be deemed notice not to further Develop the Primary Antibodies to which such Data Package relates.  The “Antigen Selection Outside Date” for a Target B-Cell Antigen shall mean the earlier of: (a) the day after the last day of the [***] Notice Period applicable to such Target B-Cell Antigen; and (b) the [***] after the [***] anniversary of the Effective Date.  For clarity, if no Data Package is delivered for a Target B-Cell Antigen on or before the [***] anniversary of the Effective Date, the Antigen Selection Outside Date will be the [***] after the [***] anniversary of the Effective Date.
3.7.3If Janssen decides that at least one of such Primary Antibodies that is the subject of a Data Package for a Target B-Cell Antigen should be further Developed, the notice will identify which Primary Antibody or Primary Antibodies binding to such Target B-Cell Antigen will be further Developed in accordance with the terms of this Agreement.  Janssen may also notify Xencor at any time during the Research Program Term that it will further develop a Primary Antibody, even if a Data Package for such Primary Antibody has not yet been delivered.  Any of the foregoing decisions in this Section 3.7.3 to further Develop a Primary Antibody is referred to as “Candidate Selection,” and the date on which Janssen gives such notice is referred to as the “Candidate Selection Date” for such Primary Antibody.  “Antigen Selection” for a Target B-Cell Antigen means the Candidate Selection for the first Primary Antibody that binds to such Target B-Cell Antigen.  “Antigen Selection Date” for a Target B-Cell Antigen means the date of Antigen Selection for such Target B-Cell Antigen.  For clarity, Candidate Selection for a Primary Antibody that binds to multiple Target B-Cell Antigens for which Antigen Selection has not already occurred shall constitute a distinct Antigen Selection for each of such Target B-Cell Antigens.  For example, if the first Primary Antibody for which Candidate Selection occurs includes a CD28 Binding Domain, a CD20 Binding Domain and a Binding Domain which binds an epitope of CD79B, then Antigen Selection will occur for both CD20 and CD79B.  Notwithstanding anything to the contrary in this Agreement, in accordance with Section 3.7.5, Janssen cannot make a Candidate Selection that would cause more than four (4) total Antigen Selections to occur and any attempt to do so shall not be deemed a Candidate Selection or Antigen Selection for any purpose of this Agreement (i.e., there can be no more than four (4) Selected B-Cell Antigens).
3.7.4If (a) the Data Package Delivery Date has occurred for each Target B-Cell Antigen that is the subject of Research activities in the Research Plan and (b) for each Data

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Package that has been delivered, Janssen has notified Xencor under Section 3.7.2 that none of the Primary Antibodies that are the subject of the Data Package should be further Developed, Janssen’s notice under Section 3.7.2 for the last of such Data Packages will be deemed to be a notice to terminate this Agreement without cause in accordance with Section 13.3.3.  If (i) the Antigen Selection Outside Date for each Target B-Cell Antigen that is the subject of Research activities in the Research Plan has occurred and (ii) Janssen has not notified Xencor of Candidate Selection for any Primary Antibody, then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen after the Antigen Selection Outside Date that occurs last.
3.7.5Upon Candidate Selection for a Primary Antibody: (a) such antibody will be deemed a “Selected CD28 Antibody;” (b) any Target B-Cell Antigen to which such antibody binds will be deemed a “Selected B-Cell Antigen;” and (c) a Binding Domain which binds any epitope of a Selected B-Cell Antigen will be deemed a “Selected B-Cell Antigen Binding Domain.”  The number of Selected B-Cell Antigens shall not exceed [***].  There will be no limit on the number of Selected CD28 Antibodies for each Selected B-Cell Antigen.
3.8Materials.  In connection with the performance of activities under the Research Program, either Party may provide to the other Party for use as research tools certain proprietary biological materials or chemical compounds, such as control molecules (“Materials” of the supplying Party).  For clarity, Materials do not include precursors for manufacture of Antibodies or excipients to be used in formulations of Antibodies.  All Materials shall be used by the receiving Party solely to perform its activities under the Research Program, shall not be used or delivered by the receiving Party to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used by the receiving Party in research or testing involving human subjects.  Any Materials supplied under this Section 3.8 are supplied “as is” and must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known.
ARTICLE 4
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF LICENSED CD28 ANTIBODIES AND LICENSED CD28 PRODUCTS
4.1General – Licensed CD28 Products.  Janssen will have the sole and exclusive right to Research, Develop (including conducting all regulatory matters with respect to), Manufacture, Commercialize and otherwise Exploit Licensed CD28 Antibodies and Licensed CD28 Products in the Territory at its sole cost and expense, except that (i) Xencor will Research Licensed CD28 Antibodies during the Research Program Term in accordance with ARTICLE 3 and (ii) the Development, Manufacture, Commercialization and other Exploitation of any CD28/Plamotamab Combination will be subject to the terms set forth in ARTICLE 5.  Without limiting the foregoing:
(a)Development conducted by Janssen with respect to Licensed CD28 Antibodies generated by Xencor during the Research Program Term will include all activities

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following Candidate Selection, including IND-enabling activities.  Janssen’s authority over Development of the Licensed CD28 Antibodies includes the right to conduct Development of Combination Regimens that include the Licensed CD28 Products and other Janssen products or Third Party products (including CD20 products) in Janssen’s sole discretion, even if Janssen is Developing the CD28/Plamotamab Combination under this Agreement.
(b)Janssen will have the sole and exclusive right to hold all regulatory filings for the Licensed CD28 Products, including INDs/CTAs and Drug Approval Applications.
(c)Janssen will have sole decision-making authority over global Commercialization matters for the Licensed CD28 Products, including pricing and reimbursement.
4.2Xencor Assistance for Licensed CD28 Products.  After Candidate Selection and until the [***] anniversary of the last day of the Research Program Term, Xencor will reasonably cooperate with Janssen to provide reasonable technical assistance, and to transfer to Janssen any Xencor Research Know-How licensed to Janssen under Section 8.1.1, as requested by Janssen to facilitate Janssen’s Research and Development efforts related to Licensed CD28 Antibodies and Licensed CD28 Products.  Such cooperation will include providing Janssen with reasonable access by teleconference or in-person at Xencor’s facilities to any Xencor personnel involved in the performance of the Research Program.  [***].
4.3[Reserved].
4.4Conduct of Licensed CD28 Product Activities.
4.4.1Standards of Conduct for Licensed CD28 Product Activities; Records.  Janssen will conduct all Development of Licensed CD28 Antibodies and Licensed CD28 Products in good scientific manner and in compliance with all applicable Law, including GMP, GLP and GCP, as applicable.  Janssen will maintain, consistent with its then-current internal policies and practices, and cause its employees and subcontractors to maintain, records and laboratory notebooks of its Development activities under this Agreement in sufficient detail and in a good scientific manner appropriate for regulatory and intellectual property protection purposes.  Janssen will conduct all Commercialization activities for Licensed CD28 Products under this Agreement in compliance with all applicable Laws.
4.4.2Reports for Licensed CD28 Product Activities.
4.4.2.1Janssen will provide Xencor with periodic reports on its Development activities with respect to the Licensed CD28 Antibodies and Licensed CD28 Products for so long as Janssen is conducting Development activities.  Such reports will be provided on a [***] basis within [***] after [***].  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will continue to provide [***] reports in accordance with Section 6.2.3.3(c).  Otherwise, Janssen will provide such reports on [***] basis

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within [***] after [***].  Each such report will include results of Development since the previous report and Janssen’s anticipated Development activities for the subsequent four Calendar Quarters.
4.4.2.2On an [***] basis within [***] after the completion of each Calendar Year after the First Commercial Sale of any Licensed CD28 Product, Janssen will provide Xencor a high-level summary of its Commercialization launch status and performance for Licensed CD28 Products since the previous summary and a high-level summary of Janssen’s projected Commercialization activities for the subsequent Calendar Year.
ARTICLE 5
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF PLAMOTAMAB AND PLAMOTAMAB PRODUCTS
5.1Development of Plamotamab Products.
5.1.1Plamotamab Development Plan and Budget.
5.1.1.1General – Plamotamab Development Plan.  Following the Effective Date, the Parties will conduct Development of Plamotamab and Plamotamab Products (including any CD28/Plamotamab Combinations) in accordance with the Plamotamab Development Plan.  “Plamotamab Development Plan” means the written plan for the Parties’ Development of Plamotamab Products (including any CD28/Plamotamab Combinations) in the Territory containing the information set forth in Section 5.1.1.2 below, as it may be amended from time to time in accordance with the terms of Section 5.1.1.3.  The Plamotamab Development Plan will include the Plamotamab Development Budget, as described in Section 5.1.1.2(c) below.
5.1.1.2Plamotamab Development Plan Contents.
(a)Initial Plamotamab Development Plan. The initial Plamotamab Development Plan will be prepared by the JDC following the Effective Date upon the request of either Party and shall solely consist of the following Development activities unless the plan is amended by the JDC in accordance with Section 5.1.1.3 (or by the Executive Officers or by mutual agreement of the Parties in accordance with Section 2.5.1.3(b)) to include additional Development activities before a [***] (the “Initial Development Activities”):
(i)Phase 1 exploration and identification of better tolerated and efficacious dose/schedule, including finalizing subcutaneous formulation and introduction in clinic (the “Phase 1 Exploration Study”);
(ii)a proof-of-concept study that identifies a safe and efficacious dose for combination of Plamotamab and a Licensed CD28 Product (the “Plamotamab POC Study”);

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(iii)the ongoing tafasitamab/lenalidomide study safety run-in portion of a Phase 2 Randomized, Open-Label, Multicenter Study to Evaluate the Efficacy and Safety of XmAb®13676 (Plamotamab) Combined with Tafasitamab Plus Lenalidomide Versus Tafasitamab Plus Lenalidomide in Subjects with Relapsed or Refractory Diffuse Large B-Cell Lymphoma (the “Tafa/len Safety Run-in”); and
(iv)the CMC Development Activities for an Alternative Plamotamab Formulation, to the extent approved by the JDC under Section 5.3.3.

An initial Plamotamab Development Budget with non-binding cost estimates for the Initial Development Activities is attached as Exhibit 5.1.1.2.

(b)Plamotamab Development Plan after Post-POC Decision.  If Janssen elects to proceed with Development of a Plamotamab Product in accordance with Section 5.1.2.1 below, then, following such election:
(i)Section 6.4.1.1 or 6.4.2.1, as applicable, will apply to the Plamotamab Development Plan; and
(ii)The Plamotamab Development Plan will also describe Included Medical Affairs Studies for the Plamotamab Products.  Each Plamotamab Development Budget will include an amount for Included Medical Affairs Studies for each Calendar Year covered by such budget.
(c)Plamotamab Development Budget. The Plamotamab Development Plan will include a [***] budget for Shared Development Costs to be incurred by the Parties in conducting the Development activities described in the Plamotamab Development Plan that are scheduled to be commenced or conducted during the then-current Calendar Year and the succeeding Calendar Year (with respect to such Calendar Years, the “Plamotamab Development Budget”).  The [***] of each Plamotamab Development Budget will be binding on the Parties to the extent provided in Section 6.2.3.4(e), and the [***] of such Plamotamab Development Budget will serve as non-binding guidance for the Parties.  For clarity, the Plamotamab Development Budget will include Shared Development Costs for any CD28/Plamotamab Combination, if applicable.
5.1.1.3Updates and Amendments to the Plamotamab Development Plan.
(a)The Plamotamab Development Plan (including the Plamotamab Development Budget) may be updated and amended from time to time only with the approval of the JDC (or in accordance with Section 2.5.1.3), as described below in this Section 5.1.1.3.
(b)The JDC will review the Plamotamab Development Plan annually.  Janssen will prepare, and submit to the JDC for review, an updated Plamotamab Development Plan (excluding the Plamotamab Development Budget) on or before [***] of the then-current Calendar Year.  When Janssen is preparing the updated Plamotamab Development Plan, Janssen

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will reasonably consider Xencor’s input into the Clinical Study design and key Development activities in the Plamotamab Development Plan.  Janssen will prepare, and submit to the JDC for review, an updated Plamotamab Development Budget covering each of the next [***] Calendar Years on or before [***] of the then-current Calendar Year.
(c)The JDC will use reasonable efforts to grant preliminary approval of such updates no later than [***] of each Calendar Year.
(d)Promptly after the JDC’s preliminary approval, such updates will be submitted to each Party for its internal budgeting process.
(e)After each Party performs its internal budgeting process, the JDC will use reasonable efforts to grant final approval of such updates no later than [***] of each Calendar Year, at which time any approved updates will be set forth in writing in an amended version of the Plamotamab Development Plan.
(f)Either Party may submit a proposed update or amendment to the Plamotamab Development Plan to the JDC from time to time.  The JDC will discuss such proposal at its next meeting and decide whether to approve such update or amendment.
(g)If the JDC approves an update or amendment to the Plamotamab Development Plan (including any corresponding update or amendment to the Plamotamab Development Budget), the Plamotamab Development Plan (including the Plamotamab Development Budget) will be deemed to be amended accordingly on the date of such approval.  No update or amendment to the Plamotamab Development Plan will become effective unless and until the JDC (or the Executive Officers, a Party or the Parties, as applicable, in accordance with Section 2.5.1.3) approves a corresponding update or amendment to the Plamotamab Development Budget.
5.1.2Conduct of Plamotamab Development Activities.
5.1.2.1Conduct of Initial Plamotamab Development Plan; Post-POC Decision.  Following the Effective Date, the Parties will conduct the Initial Development Activities in accordance with this Section 5.1.2.1 and, if applicable, Section 5.3.
(a)Phase 1 Exploration Study.
(i)Conduct of Phase 1 Exploration Study.  Xencor will use Diligent Efforts to conduct the Phase 1 Exploration Study and to complete the Phase 1 Exploration Study by the date that is [***] after the [***] anniversary of the Effective Date (the “Target Phase 1 Exploration Study Completion Date”).  If the Phase 1 Exploration Study is not completed by the Target Phase 1 Exploration Study Completion Date, Janssen will have the right to terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1.

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(ii)Decision after Completion of Phase 1 Exploration Study.  After completion of the Phase 1 Exploration Study, Janssen will determine, in its reasonable discretion, whether the Phase 1 Exploration Study was successful.  For purposes of this Section and other relevant provisions of the Agreement, early termination by Xencor of the Phase 1 Exploration Study before completion (e.g., for safety reasons) will be treated as “completion.”
(1)If Successful.  If Janssen determines that the Phase 1 Exploration Study was successful, Janssen will then proceed to conduct the Plamotamab POC Study according to the terms of Section 5.1.2.1(b).
(2)Decision If Not Successful.  If Janssen determines that the Phase 1 Exploration Study was not successful, Janssen will then decide whether to either (x) terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products, (y) proceed to conduct the Plamotamab POC Study, or (z) proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination.  Janssen shall decide between the options in clauses (x), (y) and (z) in its sole discretion but it must choose one.  Following such determination:
i.If Janssen decides to terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products, notice of this decision will be deemed to be notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products under Section 13.3.2.1.
ii.If Janssen decides to proceed to conduct the Plamotamab POC Study, then Section 5.1.2.1(b) will apply.
iii.If Janssen decides to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination, then (A) Section 6.4.2 will apply and (B) Janssen will thereafter have a right to terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1.
(iii)Notice after Completion of Phase 1 Exploration Study.  Janssen will make its determination under Section 5.1.2.1(a)(ii) and, if applicable, its decision under Section 5.1.2.1(a)(ii)(2) within [***] after completion of the Phase 1 Exploration Study.  Janssen shall provide notice to Xencor of such determination and decision within such [***].  If Janssen does not notify Xencor of such determination within such [***], Xencor may notify Janssen of its failure and Janssen will have [***] after such notice from Xencor to provide notice of its determination.   If Janssen does not notify Xencor of such determination and decision within such [***],  Janssen shall be deemed to have given notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1.  A “Notice of Plamotamab POC Study After Successful Exploration” refers to a notice under this Section 5.1.2.1(a)(iii) that the Phase 1 Exploration Study was successful.  A “Notice of Plamotamab POC Study After Unsuccessful Exploration” refers to a notice under this Section 5.1.2.1(a)(iii) that (x) the Phase 1 Exploration Study was not successful and (y)

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Janssen has decided to proceed to conduct the Plamotamab POC Study.  A “Notice of Development Election Without CD28” refers to a notice: (A) under this Section 5.1.2.1(a)(iii) that (1) the Phase 1 Exploration Study was not successful and (2) Janssen has decided to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination; or (B) that Janssen has decided to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination in accordance with Section 5.1.2.1(a)(iv).
(iv)If Agreement no longer applies to Licensed CD28 Antibodies and Products after Completion of Phase 1 Exploration Study.  If this Agreement has been terminated solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products in accordance with Section 3.7.4 before the Phase 1 Exploration Study is completed, then Section 5.1.2.1(a)(ii) and Section 5.1.2.1(a)(iii) will not apply.  Instead, Janssen will decide in its sole discretion within [***] after completion of the Phase 1 Exploration Study either to (x) terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products or (y) proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination (which shall also be deemed a “Notice of Development Election Without CD28” for all purposes of this Agreement).  If Janssen does not notify Xencor of such decision within such [***], Xencor may notify Janssen of its failure and Janssen will have [***] after such notice from Xencor to provide notice of its decision.   If Janssen does not notify Xencor of such decision within such [***] period then Janssen shall be deemed to have given notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1.
(1)If Janssen decides to terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products, notice of this decision will be deemed to be notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products under Section 13.3.2.1.
(2)If Janssen decides to proceed to Develop a Plamotamab Product that is not a CD28/Plamotamab Combination, then Section 6.4.2 will apply.
(b)Plamotamab POC Study; Post-POC Decision.  This Section 5.1.2.1(b) applies only if Janssen provides a Notice of Plamotamab POC Study After Successful Exploration or Janssen provides a Notice of Plamotamab POC Study After Unsuccessful Exploration.
(i)Conduct of Plamotamab POC Study.  Janssen will use Diligent Efforts to conduct the Plamotamab POC Study in accordance with the timetables in the Plamotamab Development Plan.  For purposes of this Section and other relevant provisions of the Agreement, early termination by Janssen of the Plamotamab POC Study before completion (e.g., for safety reasons) will be treated as “completion.”
(ii)Decision After Completion of Plamotamab POC Study.  After completion of the Plamotamab POC Study, Janssen will notify Xencor of its decision (“Post-POC Decision Notice”) to either: (A) proceed with Development of a CD28/Plamotamab

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Combination or any other Plamotamab Product, and, if so, whether Janssen intends to proceed with Development of a CD28/Plamotamab Combination (a “Plamotamab Development Election”); or (B) not proceed with Development of any Plamotamab Product (a “No Plamotamab Development Election”). Janssen shall decide between Plamotamab Development Election and No Plamotamab Development Election in its sole discretion but it must choose one of such two options.
(1)Decision to Proceed with Plamotamab Development (CD28/Plamotamab Combination).  If Janssen provides a Post-POC Decision Notice of Plamotamab Development Election stating that Janssen intends to proceed with Development of a CD28/Plamotamab Combination, then (A) Development of Plamotamab and Plamotamab Products will continue in accordance with this Section 5.1 and (B) Section 6.4.1 will apply.  The JDC will update or amend the Plamotamab Development Plan in accordance with Section 5.1.1.3 to include the contents described in Section 6.4.1.1.
(2)Decision to Proceed with Plamotamab Development (Not a CD28/Plamotamab Combination).  If Janssen provides a Post-POC Decision Notice of Plamotamab Development Election that does not state that Janssen intends to proceed with Development of a CD28/Plamotamab Combination, then (A) Development of Plamotamab and Plamotamab Products will continue in accordance with this Section 5.1 and (B) Section 6.4.2 will apply.  The JDC will update or amend the Plamotamab Development Plan in accordance with Section 5.1.1.3 to include the contents described in Section 6.4.2.1.
(3)Decision not to Proceed with Plamotamab Development.  If Janssen makes a No Plamotamab Development Election, then notice of this election will be deemed to be notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products under Section 13.3.2.1.
(iii)Notice After Completion of Plamotamab POC Study.
(1)Janssen will provide Xencor with Post-POC Decision Notice within [***] after completion of the Plamotamab POC Study.
(2)If Janssen does not provide Post-POC Decision Notice to Xencor within [***] after completion of the Plamotamab POC Study, Xencor may notify Janssen of its failure and Janssen will have [***] after such notice from Xencor to provide Post-POC Decision Notice.  If Janssen fails to respond within such [***] period, Janssen will be deemed to have given notice of termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products in accordance with Section 13.3.2.1.
(c)Tafa/len Safety Run-in.  Xencor will have the option to proceed with the Tafa/len Safety Run-in.  If Xencor elects to proceed with such study, Xencor will notify the JDC and the JDC will discuss such study prior to Xencor commencing such study.  If Xencor elects to proceed with such study, Xencor will use Diligent Efforts to conduct the Tafa/len Safety

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Run-in in accordance with the timetables in the Plamotamab Development Plan.  After completion of the Tafa/len Safety Run-in, Xencor will not conduct any other Development of Plamotamab except pursuant to the Plamotamab Development Plan or as permitted under Section 5.1.3.
(d)Know-How and IND/CTA Transfer for Plamotamab.
(i)Upon Janssen’s request from time to time following the Effective Date, Xencor will reasonably cooperate with Janssen to provide reasonable technical assistance, and to transfer to Janssen any Know-How that is Xencor Plamotamab Intellectual Property licensed to Janssen under Section 8.1.1, as requested by Janssen to facilitate Janssen’s Development efforts related to Plamotamab and Plamotamab Products.  Such cooperation will include providing Janssen with reasonable access by teleconference or in-person at Xencor’s facilities to any Xencor personnel involved in the Development of Plamotamab or Plamotamab Products.  [***].
(ii)Prior to completion of the Plamotamab POC Study, Xencor will be responsible for preparing, submitting and maintaining any IND/CTAs relating to Plamotamab that are necessary to conduct the Initial Development Activities, and for all communications with any Regulatory Authorities in connection with such INDs/CTAs.  Within [***] after the earlier of Notice of Development Election Without CD28 or a Post-POC Decision Notice of Plamotamab Development Election, Xencor will deliver to Janssen electronic copies (unless otherwise required by applicable Law) of all INDs/CTAs and related submissions and correspondence with Regulatory Authorities relating to Plamotamab.  Upon the completion of such transfer, Xencor will, and hereby does, assign to Janssen all such INDs/CTAs (and related submissions and correspondence) and will promptly (and in any case within [***]) take all steps reasonably necessary to effectuate the assignment of all such INDs/CTAs, including submitting to any applicable Regulatory Authority a letter or other necessary documentation (with copy to Janssen) notifying the Regulatory Authority of the assignment.  In the event that any such IND/CTA cannot be transferred within such [***] period, Xencor will take all actions reasonably requested by Janssen with respect to the maintenance or transfer of such IND/CTA.
(iii)The Party that is holding the IND/CTA with respect to Plamotamab will have the right to submit INDs/CTAs and communicate with Regulatory Authorities with respect to Plamotamab subject to the following:
(1)Janssen will have the right to review and approve any material documents or correspondence relating to Plamotamab that Xencor plans to submit to any Regulatory Authority in advance of their submission.  Xencor will provide drafts of such documents or correspondence to Janssen at least [***] in advance of submission, unless circumstances necessitate a shorter time for review.  Material documents and correspondence received by Xencor from a Regulatory Authority will be provided to Janssen as soon as practicable and, in any event, within [***] after receipt.  The Party that holds the IND/CTA will

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submit such documents and correspondence to the applicable Regulatory Authority following approval by Janssen.
(2)Xencor will have the right to review any material documents or correspondence relating to Plamotamab that Janssen plans to submit to any Regulatory Authority in advance of their submission.  Janssen will provide drafts of such documents or correspondence to Xencor at least [***] in advance of submission, unless circumstances necessitate a shorter time for review.  Material documents and correspondence received by Janssen from a Regulatory Authority will be provided to Xencor as soon as practicable and, in any event, within [***] after receipt.
(3)Subject to applicable Law, if Xencor holds the IND/CTA, Janssen will have the right to have [***] representative participate in all material meetings (including by telephone), conferences and discussions by Xencor with Regulatory Authorities relating to Plamotamab.  Subject to applicable Law, if Janssen holds the IND/CTA, Xencor will have the right to have [***] representative participate in all material meetings (including by telephone), conferences and discussions by Janssen with Regulatory Authorities relating to Plamotamab.  The Party that holds the IND/CTA will provide the other Party with reasonable advance notice of all such meetings, conferences and discussions and advance copies of all related documents and other relevant information relating to such meetings, conferences and discussions.
5.1.2.2General – Plamotamab Development.  Neither Party will conduct Development of Plamotamab or any Plamotamab Product except for the Development activities set forth in the Plamotamab Development Plan or as permitted under Section 5.1.3.  If, at any time before Janssen has provided Post-POC Decision Notice, Janssen conducts or authorizes a Third Party to conduct any Development activities for a Plamotamab Product that are not set forth in the Plamotamab Development Plan or that are not reasonably necessary to perform activities under the Plamotamab Development Plan (any such activity, a “Pre-POC Decision Development Activity”), then: (x) Xencor may notify Janssen that Janssen must either cease the relevant Development activity or make Plamotamab Development Election; (y) Janssen will have [***] after such notice from Xencor to either cease the relevant Development activity or provide notice of Plamotamab Development Election; and (z) if Janssen fails to respond within such [***] period, Janssen will be deemed to have provided notice of Plamotamab Development Election on the last day of such [***] period (and shall pay the Development Decision Milestone Payment in accordance with Section 7.2.2).  For clarity, any notice of Plamotamab Development Election provided in accordance with this Section 5.1.2.2 shall be deemed Post-POC Decision Notice of Plamotamab Development Election regardless of when given.   Notwithstanding the foregoing, if Janssen disputes in good faith whether it has conducted (or authorized a Third Party to conduct) an alleged Pre-POC Decision Development Activity and provides Xencor notice of such dispute within [***] after Xencor notifies Janssen of the alleged Pre-POC Decision Development Activity, then Janssen will not have to make an election under clause (y) or (z) with respect to such alleged Pre-POC Decision Development Activity unless and until the

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dispute resolution process in ARTICLE 15 has finally determined that such activity is a Pre-POC Decision Development Activity.
5.1.2.3Responsibility for Plamotamab Development Activities.  Except as set forth in Section 5.1.2.1 or permitted under Section 5.1.3 or unless the JDC determines otherwise, Janssen will be solely responsible for conducting all Clinical Studies and all other Development activities in the Plamotamab Development Plan and CMC Development Activities for the Plamotamab Products.
5.1.2.4Standards of Conduct for Plamotamab Development Activities; Records.  Each Party will conduct all Development of Plamotamab and Plamotamab Products in good scientific manner and in compliance with all applicable Law, including GMP, GLP and GCP, as applicable.  Each Party will maintain, consistent with its then-current internal policies and practices, and cause its employees and subcontractors to maintain, records and laboratory notebooks of its Development activities under this Agreement in sufficient detail and in a good scientific manner appropriate for regulatory and intellectual property protection purposes.
5.1.2.5Safety Concerns for Plamotamab Development Activities.
(a)Notwithstanding anything to the contrary in this Agreement or the Plamotamab Development Plan, a Party will not be obligated to commence or continue a Clinical Study of a Plamotamab Product if such Party reasonably determines that such Clinical Study would pose an unacceptable safety or tolerability risk for the study subjects.  The conducting Party will so notify the other Party of its determination and the Parties will discuss the concerns in good faith to determine whether to terminate, suspend, modify or continue such Clinical Study.
(b)If the Party that is not responsible for conducting a Clinical Study believes in good faith that termination or suspension of a Clinical Study of the Plamotamab Products is warranted because of safety or tolerability risks to the study subjects, then such Party will so notify the other Party and the Parties will discuss the non-conducting Party’s concerns in good faith to determine whether to terminate, suspend, modify or continue such Clinical Study.
5.1.2.6Reports for Plamotamab Development Activities.  In advance of each meeting of the JDC, each Party will provide to the JDC a high-level summary report summarizing (a) its Development activities with respect to the Plamotamab Products that such Party and its Affiliates has performed or caused to be performed since the last meeting of the JDC, including an evaluation of the work performed, and the results thereof, in relation to the goals of the Plamotamab Development Plan, and (b) its anticipated Development activities with respect to the Plamotamab Products for the subsequent Calendar Quarter.
5.1.2.7Day-to-Day Responsibility for Plamotamab Development Activities.  Each Party will be responsible for day-to-day implementation of the Development activities with respect to the Plamotamab Products for which such Party is assigned

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responsibility in this Agreement or the Plamotamab Development Plan.  The conducting Party will have the right to make operational and administrative decisions with respect to how to implement such Development activities (e.g., with respect to a Clinical Study, the conducting Party will have the right to select and engage clinical trial sites), as long as such decisions do not conflict with the Plamotamab Development Plan or any decision of the JDC with respect to such Development activity.
5.1.2.8Plamotamab Development Activities Conducted by Xencor.
(a)Xencor will be the sponsor of, conduct and control any Development activities that are allocated to Xencor under the Plamotamab Development Plan.
(b)Unless otherwise approved in writing by Janssen, Xencor will obtain and maintain rights in all data and results of any Development activities with respect to Plamotamab Products that are conducted by Xencor that are consistent with the rights granted to Janssen, and Xencor’s obligations to Janssen, under this Agreement with respect to such data and results.  Xencor will provide to Janssen, on a rolling basis, all such data and results promptly after they become available to Xencor.  Unless otherwise approved in writing by Janssen, Janssen will have the right to access such data and results, and such data and results are deemed to be Xencor Plamotamab Know-How for purposes of this Agreement.  For clarity, this Section 5.1.2.8 does not apply to any Development activities relating to any Independent Plamotamab/Tafa Study, which will be subject to the terms of Section 5.1.3.
(c)As soon as possible following database lock for any Clinical Study of Plamotamab conducted by Xencor, but no later than [***] after such date, Xencor will provide to Janssen a data package for the study that contains: (i) a high-level summary of the available results from the study; and (ii) to the extent actually available to Xencor at such time, all translational research data and safety and efficacy analyses conducted with respect to the data generated from the study.  Xencor will provide to Janssen the final clinical study report and a complete data set promptly following completion of the report.  Such data package will be deemed Confidential Information of Xencor.  This paragraph does not apply to any Independent Plamotamab/Tafa Study, which will be subject to the terms of Section 5.1.3.
(d)If any Clinical Study of Plamotamab conducted by Xencor includes a Third Party product and the study is conducted or such Third Party product is supplied pursuant to an agreement between such Third Party and Xencor (or any of its Affiliates), then such agreement will be in writing and will be consistent with the terms and conditions set forth in this Agreement.  Xencor shall not grant any rights with respect to Plamotamab or Plamotamab Products to such Third Party that conflict with Janssen’s rights or Xencor’s obligations under this Agreement with respect to Plamotamab and Plamotamab Products.  Xencor will provide Janssen a copy of such agreement prior to commencing such study, provided that Xencor will be permitted to redact commercially sensitive terms to the extent such terms are not necessary for Janssen to confirm compliance with this Agreement.

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5.1.3Development of Plamotamab/Tafa Combination; Independent Plamotamab/Tafa Studies.
5.1.3.1Proposed Plamotamab/Tafa Studies.  Following completion of the Tafa/len Safety Run-in, Xencor may propose an update or amendment to the Plamotamab Development Plan to add a Clinical Study of a Plamotamab/Tafa Combination Regimen (a “Proposed Plamotamab/Tafa Study”) in accordance with Section 5.1.1.3.  “Plamotamab/Tafa Combination Regimen” means a Combination Regimen that includes a Plamotamab Product and tafasitamab and may include Third Party products for which Marketing Approval has been granted by the relevant Governmental Authority [***].
5.1.3.2Addition of Plamotamab/Tafa Study to Plamotamab Development Plan.  If the JDC approves such update or amendment in accordance with Section 5.1.1.3, the Plamotamab Development Plan will be amended to include the Proposed Plamotamab/Tafa Study in accordance with Section 5.1.1.3.
5.1.3.3Plamotamab/Tafa Study Proposal.  If the JDC does not approve such update or amendment in accordance with Section 5.1.1.3 and Xencor desires to conduct the Proposed Plamotamab/Tafa Study at its own expense, Xencor may submit a detailed proposal for such study to Janssen (with a copy to the other Party’s Alliance Manager).  The proposal will include a draft study protocol that includes at least the following information: hypothesis; medical/scientific rationale for conducting the proposed study; dose and schedule to be studied; details about the treatment regimen, including route of administration; eligibility criteria of patients; number of patients; duration of treatment; duration of enrollment; the regions where the study will be open; study objectives and endpoints; and timelines. The proposal will also include all available safety and other clinical data regarding any non-Plamotamab Products included in the Plamotamab/Tafa Combination Regimen and a description of any agreement or arrangement between the proposing Party and a Third Party with respect to the any non-Plamotamab Products included in the Plamotamab/Tafa Combination Regimen relating to rights to intellectual property, data or development or commercialization of such Product.  If Janssen notifies Xencor within [***] following receipt that the proposal is not complete, Xencor will provide the missing information as soon as possible.  The date on which Janssen is in receipt of a complete proposal is deemed to be the “Proposal Delivery Date.”
5.1.3.4Review of Proposal.  Janssen will consider the proposal in good faith and will notify Xencor in accordance with Section 16.7 within [***] after the Proposal Delivery Date (the “Proposal Review Period”) whether it objects to the Proposed Plamotamab/Tafa Study.  Janssen may object only for reasonable safety concerns based on data for the relevant Plamotamab Product proposed for the study or publicly available product safety data for products having the same mechanism of action, or reasonable safety concerns based on data for any Third Party product included in the regimen for such Proposed Plamotamab/Tafa Study (“Plamotamab Safety Concerns”).  If Janssen objects to the proposed study, Xencor may not conduct the proposed study.

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5.1.3.5Conduct of Independent Plamotamab/Tafa Study.  If Janssen does not object to the Proposed Plamotamab/Tafa Study within the Proposal Review Period, or does not respond to a proposal within the Proposal Review Period: (i) Xencor may conduct the study (a “Independent Plamotamab/Tafa Study”) in accordance with the terms and conditions set forth in this Section 5.1.3.5; and (ii) Janssen shall not conduct such Proposed Plamotamab/Tafa Study unless and until it makes the Independent Plamotamab/Tafa Study Opt-in Payment for such study in accordance with Section 5.1.3.5(f).
(a)Xencor will be the sponsor of, conduct and control the Independent Plamotamab/Tafa Study and will have the sole right to make operational and administrative decisions regarding the study (e.g., the right to select and engage clinical trial sites).  The study will be conducted in accordance with the proposal submitted by Xencor to Janssen and in accordance with Section 5.1.2.4 and Section 5.1.2.5.
(b)Xencor will provide Janssen with quarterly reports on the progress and results of the study.
(c)Xencor will be solely responsible for all costs and expenses of conducting the study, including drug supply costs.  If responsibility for Manufacturing of Plamotamab has been transferred to Janssen under Section 5.3, Janssen shall supply Xencor with Plamotamab and Plamotamab Products for such study at Janssen’s pass-through cost (with no markup) upon Xencor’s reasonable request (subject to Section 5.1.3.5(d) below).  If responsibility for Manufacturing of Plamotamab has not yet been transferred to Janssen under Section 5.3, Xencor shall be responsible for Manufacturing or obtaining supply of Plamotamab and Plamotamab Products for the study (subject to Section 5.1.3.5(d) below).
(d)If there are limited supplies of Plamotamab at the time Xencor proposes to commence an Independent Plamotamab/Tafa Study, the Party that is responsible for Manufacturing of Plamotamab will prioritize any Clinical Studies in the then-current Plamotamab Development Plan over the Independent Plamotamab/Tafa Study when allocating such supplies.  If Janssen is responsible for Manufacturing of Plamotamab, then: (i) Janssen will be permitted to reject Xencor’s orders for Plamotamab Product only to the extent of such limitations of supply after prioritizing the Clinical Studies in such Plamotamab Development Plan; and (ii) Janssen shall use Commercially Reasonable Efforts to supply the quantity of Plamotamab Product requested by Xencor in the rejected portion of Xencor’s orders.  If Xencor is responsible for Manufacturing of Plamotamab, then Xencor will first allocate supplies of Plamotamab to the Clinical Studies in the then-current Plamotamab Development Plan before allocating any supplies of Plamotamab to the Independent Plamotamab/Tafa Study.
(e)Neither the Development Decision Milestone Event nor any Plamotamab Milestone Event will be deemed to be achieved based on the conduct or the results of the study, and Janssen shall not be required to pay any milestone payments based on the conduct or the results of the study.

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(f)Janssen will have the right to add the Independent Plamotamab/Tafa Study to the Plamotamab Development Plan at any time by making a payment to Xencor in an amount equal to [***] of the costs incurred by Xencor or its Affiliates (but not any Third Parties, except to the extent Xencor or its Affiliates are obligated to reimburse such Third Parties for actual out-of-pocket costs incurred by such Third Parties) in the conduct of such study, to the extent such costs would satisfy the definition of Shared Development Costs had the study been conducted under the Plamotamab Development Plan (the “Independent Plamotamab/Tafa Study Opt-in Payment” for such Independent Plamotamab/Tafa Study).  Upon Xencor’s receipt of such payment, (i) the Plamotamab Development Plan will be deemed to be amended to add the Independent Plamotamab/Tafa Study (and, if the Parties agree that Janssen will assume responsibility for conducting such study, then Janssen shall use Diligent Efforts to complete such Independent Plamotamab/Tafa Study), (ii) the remaining costs for such study will be borne 80% by Janssen and 20% by Xencor, (iii) this Section 5.1.3.5 shall no longer apply to such study, except that Section 5.1.3.5(i) and Section 5.1.3.5(j) will continue to apply, and (iv) the other provisions of this Section 5.1 (except Section 5.1.2.8(b)) will apply to such study.
(g)Xencor and its Affiliates (and, if the Plamotamab/Tafa Combination Regimen involves a Third Party product, such Third Party) will have no right to seek (or require Janssen to seek) Marketing Approval or a label extension for any Plamotamab/Tafa Combination Regimen.  Xencor shall not grant any Third Party the right to do so. Janssen will retain the sole and exclusive right to commercialize Plamotamab and Plamotamab Products in accordance with Section 5.2.  Without limiting its obligations under Section 6.4 (to the extent applicable), Janssen will have no obligation to seek Marketing Approval for nor to Commercialize any Plamotamab/Tafa Combination Regimen.
(h)The Party that is holding the IND/CTA with respect to Plamotamab will have the right to submit INDs/CTAs and communicate with Regulatory Authorities with respect to the study subject to the following:
(i)Janssen will have the right to review and approve any documents or correspondence relating to the study that Xencor plans to submit to any Regulatory Authority in advance of their submission.  Xencor will provide drafts of such documents or correspondence to Janssen at least [***] in advance of submission, unless circumstances necessitate a shorter time for review.  Material documents and correspondence received by Xencor from a Regulatory Authority will be provided to Janssen as soon as practicable and, in any event, within [***] after receipt.  The Party that holds the IND/CTA will submit such documents and correspondence to the applicable Regulatory Authority following approval by Janssen.
(ii)Subject to applicable Law, if Xencor holds the IND/CTA, Janssen will have the right to have one representative participate in all material meetings (including by telephone), conferences and discussions by Xencor with Regulatory Authorities relating to the study.  Subject to applicable Law, if Janssen holds the IND/CTA, Xencor will

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have the right to have one representative participate in all material meetings (including by telephone), conferences and discussions by Janssen with Regulatory Authorities relating to the study.  The Party that holds the IND/CTA will provide the other Party with reasonable advance notice of all such meetings, conferences and discussions and advance copies of all related documents and other relevant information relating to such meetings, conferences and discussions.
(i)Xencor will obtain rights in all data and results of the study that are consistent with the rights granted to Janssen, and Xencor’s obligations to Janssen, with respect to the disclosure and use of such data and results under this Agreement.  Xencor will provide to Janssen, on a rolling basis, all such data and results promptly after they become available to Xencor.  Without limiting the foregoing, Janssen will have the right to access, and Xencor hereby grants to Janssen a license to use and a right of reference to, all safety data generated from the study (“Independent Plamotamab/Tafa Study Safety Data”) to the extent necessary for Janssen to prepare and submit any regulatory filings with respect to Plamotamab or any Plamotamab Product (including any CD28/Plamotamab Combination).  After (and only after) payment of the Independent Plamotamab/Tafa Study Opt-in Payment for such study, Janssen will have the right to access all data and results from the study, and such data and results will become Xencor Plamotamab Know-How for purposes of this Agreement.  Notwithstanding anything to the contrary in this Agreement: (i) with respect to any activities conducted in connection with [***], this paragraph only applies to the extent of Xencor’s rights and is subject to Xencor’s obligations under [***]; (ii) Xencor shall have no obligation to provide Janssen with any right of reference to any data resulting from an Independent Plamotamab/Tafa Study (other than to Independent Plamotamab/Tafa Study Safety Data) unless Janssen has paid the Independent Plamotamab/Tafa Study Opt-in Payment for such study or has paid Xencor the Development Decision Milestone Payment; and (iii) unless and until Janssen has paid the Independent Plamotamab/Tafa Study Opt-in Payment for such study or has paid Xencor the Development Decision Milestone Payment, all data and results of such study (other than to Independent Plamotamab/Tafa Study Safety Data) shall be deemed the Confidential Information of Xencor (and not Xencor Plamotamab Know-How) that Janssen shall use only for the purposes of evaluating whether to make Plamotamab Development Election or to add such Independent Plamotamab/Tafa Study to the Plamotamab Development Plan pursuant to Section 5.1.3.5(f).
(j)As soon as possible following database lock for the study, but no later than [***] after such date, Xencor will provide to Janssen a data package for the study that contains: (i) a high-level summary of the available results from the study; and (ii) to the extent actually available to Xencor at such time, all translational research data and safety and efficacy analyses conducted with respect to the data generated from the study.  Xencor will provide to Janssen the final clinical study report and a complete data set promptly following completion of the report.  Such data package will be deemed Confidential Information of Xencor.
(k)Subject to Section 9.2.2.2, with respect to any rights to any inventions that relate to the Plamotamab/Tafa Combination Regimen that are conceived in the course of performing the study relating solely to Plamotamab will be solely owned by Xencor.

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(l)Proposed publications and disclosures of data generated from the study would be subject to the review procedures set forth in Section 10.8.
(m)If the Plamotamab/Tafa Combination Regimen that is the subject of the study includes a Third Party product and the study is conducted or such Third Party product is supplied pursuant to an agreement between such Third Party and Xencor (or any of its Affiliates), then such agreement must be (1) in writing, (2) consistent with the terms and conditions set forth in this Section 5.1.3.5, including Janssen’s rights with respect to the disclosure and use of data and results under Section 5.1.3.5(i), and (3) not conflict with any of Janssen’s rights or Xencor’s obligations with respect to Plamotamab and Plamotamab Products under this Agreement.  Xencor will provide Janssen a copy of such agreement as part of the proposal for the study submitted in accordance with Section 5.1.3.3, provided that Xencor will be permitted to redact commercially sensitive terms to the extent such terms are not necessary for Janssen to confirm compliance with this Agreement.
5.1.3.6Pre-Approved Independent Plamotamab/Tafa Studies.  Janssen hereby acknowledges and agrees that, as of the Execution Date, it has not identified any Plamotamab Safety Concerns with respect to the Pre-Approved Studies.  If Xencor desires to conduct any Pre-Approved Study, it will be subject to the foregoing terms of this Section 5.1.3; provided, however, that for purposes of Section 5.1.3.4, only Plamotamab Safety Concerns identified by Janssen based on data from the Tafa/len Safety Run-in may be the basis of an objection to Pre-Approved Study and any objection not based on such data shall not be deemed (for purposes of Section 5.1.3.4) to be an objection to such Pre-Approved Study.
5.1.4Shared Development Costs for Plamotamab Development Activities.  Shared Development Costs for the Plamotamab Products incurred on or after the Effective Date by the Parties and their Affiliates will be shared in accordance with Section 6.2.3.4.  For all purposes of this Agreement, Xencor’s Manufacturing Cost of Clinical Supply (as if Manufactured by Xencor under this Agreement) incurred prior to the Effective Date for Plamotamab Products used in performance of the Plamotamab Development Plan shall be deemed Shared Development Costs for the Plamotamab Products incurred on or after the Effective Date (even if Xencor incurred such Out-of-Pocket Expenses prior to the Effective Date).
5.2Commercialization of Plamotamab Products.
5.2.1General – Commercialization of Plamotamab Products.  Subject to the Plamotamab Co-Detailing Option, Janssen will have the sole and exclusive right to Commercialize Plamotamab and Plamotamab Products (including CD28/Plamotamab Combinations) in the Territory at its sole cost and expense.  Janssen will have sole decision-making authority over global Commercialization matters for Plamotamab Products, including pricing and reimbursement.

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5.2.2Standards of Conduct for Commercialization of Plamotamab Products.  Janssen will conduct all Commercialization activities for Plamotamab Products under this Agreement in compliance with all applicable Laws.
5.2.3Plamotamab Co-Detailing Option.  Janssen hereby grants to Xencor the right to elect to co-Detail Plamotamab Products (including CD28/Plamotamab Combinations) in the U.S. on the same terms as set forth in Section 6.3 for the Licensed CD28 Products (the “Plamotamab Co-Detailing Option”).  Xencor may exercise the Plamotamab Co-Detailing Option on the terms set forth in Section 6.3, in which case the terms of Section 6.3 will apply except that all references to “Licensed CD28 Product” or “Licensed CD28 Products” will be deemed to refer to “Plamotamab Product” or “Plamotamab Products,” as applicable.
5.2.4Commercialization Reports for Plamotamab Products.  On an annual basis within [***] after the completion of each Calendar Year after the First Commercial Sale of any Plamotamab Product, Janssen will provide Xencor a high-level summary of its Commercialization launch status and performance for Plamotamab Products since the previous summary and a high-level summary of Janssen’s projected Commercialization activities for the subsequent Calendar Year.
5.3Manufacturing of Plamotamab Products.
5.3.1Joint Manufacturing Team.  Promptly after the Effective Date, the Parties will establish a joint manufacturing team (the “JMT”) to oversee and serve as a forum to discuss CMC Development Activities and Manufacturing for Plamotamab and Plamotamab Products.  The JMT will be composed of an equal number of representatives of each Party.  The JMT will report to the JDC and will make recommendations to the JDC with respect to CMC Development Activities and Manufacturing for Plamotamab and Plamotamab Products.  The JMT will have no decision-making authority.
5.3.2Initial Development Activities.  [***], Xencor will be responsible for CMC Development Activities and Manufacturing for Plamotamab and Plamotamab Products, except as set forth in Section 5.3.3.  Xencor will supply (or obtain from its Third Party CMO) all clinical supplies of Plamotamab and Plamotamab Products necessary to conduct the Initial Development Activities.
5.3.3Alternative Formulation Development.  The Parties will conduct CMC Development Activities for an alternative formulation of Plamotamab to support a higher dose and higher concentration of Plamotamab than the formulation that is the subject of the Phase 1 Exploration Study as of the Effective Date (such alternative formulation, the “Alternative Plamotamab Formulation”).  Within [***] after the Effective Date, the JMT will develop, and submit to the JDC for approval, a plan to identify new and optimal formulation concentrations of Plamotamab and Plamotamab Products, and a plan for rapid introduction into clinical Development of such Plamotamab Products.  Such plan will include a budget for the applicable CMC Development Activities and may involve the use of Third Party CMOs to produce the

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clinical material for the Alternative Plamotamab Formulation.  Upon JDC approval of such plan, the activities in such plan will be deemed to be added to the Plamotamab Development Plan, and the Plamotamab Development Budget will be deemed to be updated to incorporate the budget for such activities.
5.3.4After Plamotamab Development Election. [***], Janssen will have the sole and exclusive right to Manufacture Plamotamab and Plamotamab Products (including CD28/Plamotamab Combinations) in the Territory at its sole cost and expense.  [***], Xencor will conduct a technology transfer to Janssen (or its designated CMO) for Plamotamab and Plamotamab Products.  The technology transfer will be conducted in accordance with a technology transfer plan developed by the JMT and approved by the JDC.  Xencor will maintain its agreements with Patheon and any other Third Party CMOs that are in effect on the Execution Date until the technology transfer to Janssen (or its designated CMO) is complete or unless such Third Party CMO materially failures to perform under such agreement.
5.3.5Use of Inventory.  To the extent reasonably possible in performing the activities under the Plamotamab Development Plan and in compliance with GCP and Law, the Parties will use Xencor’s existing inventory of Plamotamab and Plamotamab Products prior to using Plamotamab and Plamotamab Products Manufactured after the Effective Date.
ARTICLE 6
XENCOR OPTION RIGHTS FOR LICENSED CD28 PRODUCTS; DILIGENCE; SHARED DEVELOPMENT COSTS
6.1General – CD28 Options.  Janssen hereby grants to Xencor the right to elect to co-fund worldwide Development of Licensed CD28 Products (other than CD28/Plamotamab Combinations) in the Territory on the terms set forth in Section 6.2 (the “CD28 Co-Funding Option”).  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen hereby grants to Xencor the right to elect to co-Detail Licensed CD28 Products (other than CD28/Plamotamab Combinations) in the U.S. on the terms set forth in Section 6.3 (the “CD28 Co-Detailing Option”).
6.2CD28 Co-Funding Option.
6.2.1POC Data Package.
6.2.1.1Janssen will notify Xencor promptly following the Proof-of-Concept Date for the first Licensed CD28 Product (other than a CD28/Plamotamab Combination) to achieve Proof-of-Concept.  “Proof-of-Concept” means [***]. “Proof-of-Concept Date” means, with respect to a Licensed CD28 Product, the date on which Proof-of-Concept first occurs for such Licensed CD28 Product.
6.2.1.2Within [***] after the date of such notice, Xencor will notify Janssen of whether it requests Janssen to prepare and deliver a data package with respect to the Licensed CD28 Products (a “POC Data Package”).  The POC Data Package will include [***].

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6.2.1.3If Xencor requests the POC Data Package, Janssen will provide the POC Data Package to Xencor within [***] after the request.  If Xencor notifies Janssen within [***] after receipt of the POC Data Package that it is not complete, Janssen will provide any missing information, data or results as soon as practicable.  The date on which Xencor is in receipt of a complete POC Data Package is referred to as the “POC Data Package Delivery Date.”
6.2.2Exercise of CD28 Co-Funding Option.  Xencor may exercise the CD28 Co-Funding Option by providing notice to Janssen within [***] after the POC Data Package Delivery Date (the “CD28 Co-Funding Option Exercise Date”).
6.2.3Effect of CD28 Co-Funding Option Exercise.  On and after the CD28 Co-Funding Option Exercise Date, the terms and conditions set forth in this Section 6.2.3 will apply with respect to the Development of Licensed CD28 Products worldwide:
6.2.3.1Definitions.
(a)“Manufacturing Cost of Clinical Supply” means, with respect to a Licensed CD28 Product or Plamotamab Product, a Party’s reasonable internal and Third Party costs incurred in manufacturing or acquisition of (and to the extent directly attributable to) such Product determined in accordance with such Party’s standard cost accounting policies that are in accordance with GAAP and consistently applied across all of such Party’s manufacturing network to other products that the Party manufactures.  Manufacturing Cost of Clinical Supply does not include any costs of CMC Development Activities. “Manufacturing Cost of Clinical Supply” is comprised of Standard Cost of Goods Manufactured, Cost Variances, and Other Costs Not Included in Standard, where:
(i)“Standard Cost of Goods Manufactured” are budgeted unit costs established to facilitate inventory evaluation, planning and budgetary control, including direct materials, direct labor, product testing, transportation, depreciation and overhead (including Third Party costs for manufacturing or acquisition of product or materials used in such manufacture), in each case, to the extent directly attributable to Licensed CD28 Products or Plamotamab Products, as applicable, Manufactured by a Party under this Agreement or under a supply agreement between the Parties;
(ii)“Cost Variances” are actual costs of manufacturing versus Standard Cost of Goods Manufactured and include direct materials variances (including material usage variances and purchase price variances), direct labor variances and overhead variances (including but not limited to volume variances, variable overhead spending variances and fixed overhead spending variances) in each case to the extent directly attributable to Licensed CD28 Products or Plamotamab Products, as applicable, Manufactured by a Party under this Agreement or under a supply agreement between the Parties; and

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(iii)“Other Costs Not Included in Standard” are actual costs of manufacturing which are incurred in the normal course of business but are not included in the Standard Cost of Goods Manufactured, including, but not limited to: cash discounts on raw material purchases, transportation expenses, manufacturing trial runs, manufacturing development expenses, start-up costs, appropriation expenses, abnormal capacity or idle facility costs (to the extent such capacity or portion of a facility is reserved for Manufacturing Licensed CD28 Antibodies or Licensed CD28 Products, or Plamotamab or Plamotamab Products, as applicable, under this Agreement or a supply agreement between the Parties), shut-down costs, material scrapped in the normal course of business (including failed commercial batches), rework, obsolete facility and machinery, impairment expenses, full absorption adjustments, inventory revaluation adjustments, lower of cost or market inventory adjustments, inventory write-downs and write-offs, physical inventory adjustments, depreciation of equipment or instruments placed at customer or other Third Party sites, new product introduction costs, technical operations, internal inventory supply management, returned goods, royalty expense, and product liability insurance, in each case to the extent directly attributable to Licensed CD28 Products or Plamotamab Products, as applicable, Manufactured by a Party under this Agreement or under a supply agreement between the Parties.  [***].
(b)“Development FTE” means [***] of work in direct support of the Development of the Licensed CD28 Products or Plamotamab Products, as applicable, that is carried out by one or more qualified employees or contractors or consultants of a Party or its Affiliates, provided that one individual conducting more than [***] of work in any Calendar Year will not be considered more than one Development FTE and, in the case of work by an individual that is less than [***], will be pro-rated based on the actual number of hours expended by such individual.  Development FTE includes scientific, medical, technical and other personnel directly engaged in performing Development activities with respect to the Licensed CD28 Products or Plamotamab Products, as applicable, (including the project management teams that support the Licensed CD28 Products or Plamotamab Products, as applicable).  Development FTE will not include work performed by personnel performing administrative and corporate functions (including human resources, finance, legal and investor relations).
(c)“Development FTE Costs” means, with respect to any period, the amount calculated by multiplying the Development FTE Rate by the number of Development FTEs expended by a Party during such period.
(d)“Development FTE Rate” means a rate of [***] per full-time Development FTE per Calendar Year; provided, however, that such rate will be increased or decreased annually beginning on January 1, 2022 by the percentage increase or decrease in the CPI between the last day of the most recently completed Calendar Year and December 31, 2020, or an alternative methodology that is mutually agreed to by both Parties.  The Development FTE Rate is “fully burdened” and will cover employee salaries (excluding stock-based compensation), benefits, utilities, facilities, and travel expenses.

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(e)“Included Medical Affairs Studies” means post-marketing commitments and other post-approval Clinical Studies conducted in support of obtaining Marketing Approval of a Licensed CD28 Product or Plamotamab Product, as applicable (e.g., IISs, cooperative group studies, or studies conducted by Janssen for an additional Indication or label expansion).
(f)“Included Medical Affairs Studies Costs” means, with respect to a particular Licensed CD28 Product or Plamotamab Product, all Development FTE Costs and Out-of-Pocket Expenses incurred by the Parties and their Affiliates for Included Medical Affairs Studies specified in the CD28 Development Plan with respect to such Licensed CD28 Product or in the Plamotamab Development Plan with respect to such Plamotamab Product.
(g)“Out-of-Pocket Expenses” means amounts paid by or on account of a Party to Third Party vendors or contractors for supplies and materials for use, or for services provided by them, directly in the performance of Development activities relating to the Licensed CD28 Antibodies and Licensed CD28 Products, or Plamotamab and Plamotamab Products, as applicable, under this Agreement (or other activities for which sharing of Out-of-Pocket Expenses is otherwise specified in this Agreement).  For clarity, Out-of-Pocket Expenses do not include: (a) payments for the Parties’ or their Affiliates’ salaries or benefits, benefits, utilities, travel expenses, general office supplies, insurance, information technology, capital expenditures (or related depreciation), or the like; or (b) amounts paid relating to activities that were not performed under this Agreement.
(h)“Shared Development Costs” means Development FTE Costs and Out-of-Pocket Expenses incurred by the Parties and their Affiliates in conducting Development activities with respect to Licensed CD28 Products under the CD28 Development Plan or with respect to Plamotamab Products under the Plamotamab Development Plan, including:
(i)all Development FTE Costs and Out-of-Pocket Expenses incurred for activities specified in the applicable Development Plan (including for Included Medical Affairs Studies up to the CD28 Included Medical Affairs Studies Costs Limit or Plamotamab Included Medical Affairs Studies Costs Limit, as applicable), and all Development FTE Costs and Out-of-Pocket Expenses incurred for CMC Development Activities, even if not specified in the applicable Development Plan;
(ii)with respect to non-clinical and clinical research and drug development activities (including Clinical Studies) for the Licensed CD28 Products or Plamotamab Products, as applicable, the Manufacturing Cost of Clinical Supply for such products and for other drugs, biological products or devices used in such Clinical Studies (including Development FTE Costs and Out-of-Pocket Expenses to purchase or package Third Party drugs, biological products and devices) and Development FTE Costs and Out-of-Pocket Expenses for disposal of clinical samples;

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(iii)with respect to regulatory activities for the Licensed CD28 Products or Plamotamab Products, as applicable, Development FTE Costs and Out-of-Pocket Expenses for fees incurred in connection with regulatory filings (including INDs/CTAs and Drug Approval Applications) and regulatory approvals and for meetings with Regulatory Authorities; and
(iv)any other Development FTE Costs and Out-of-Pocket Expenses incurred that are expressly included in the applicable Development Budget.

For clarity, Shared Development Costs for CD28/Plamotamab Combinations will be included in the Plamotamab Development Budget and will be treated as Shared Development Costs for the Plamotamab Products.

Notwithstanding anything to the contrary in this Agreement, Shared Development Costs do not include [***] (the “CD28 Included Medical Affairs Studies Costs Limit”).  Shared Development Costs for the Plamotamab Products do not include [***] (the “Plamotamab Included Medical Affairs Studies Costs Limit”).

6.2.3.2CD28 Development Plan and Budget.
(a)General.  Janssen will conduct Development of Licensed CD28 Products (other than CD28/Plamotamab Combinations) in accordance with the CD28 Development Plan.  “CD28 Development Plan” means the written plan for Janssen’s Development of Licensed CD28 Products (other than CD28/Plamotamab Combinations) in the Territory containing the information set forth in Section 6.2.3.2(b) below, as it may be amended from time to time in accordance with the terms of Section 6.2.3.2(c).  The CD28 Development Plan will include the CD28 Development Budget, as described in Section 6.2.3.2(b)(ii) below.
(b)CD28 Development Plan Contents.
(i)The CD28 Development Plan will include all Development activities that are reasonably necessary to seek, obtain and maintain Commercialization Approval, and to support and sustain Commercialization, of the Licensed CD28 Products in the Territory.  For clarity, the CD28 Development Plan will not include any Development activities for any CD28/Plamotamab Combination.
(ii)The CD28 Development Plan will include a [***] budget for Shared Development Costs to be incurred by Janssen in conducting the Development activities described in the CD28 Development Plan that are scheduled to be commenced or conducted during the then-current Calendar Year and the succeeding Calendar Year (with respect to such Calendar Years, the “CD28 Development Budget”).  The [***] of each CD28 Development Budget will be binding on the Parties to the extent provided in Section 6.2.3.4(e), and [***] of such CD28 Development Budget will serve as non-binding guidance for the Parties.

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For clarity, the CD28 Development Budget will not include any Shared Development Costs for any CD28/Plamotamab Combination.
(iii)The CD28 Development Plan will also describe Included Medical Affairs Studies for the Licensed CD28 Products.
(c)Initial CD28 Development Plan; Updates and Amendments to the CD28 Development Plan.
(i)The clinical development plan and budget included in the POC Data Package delivered by Janssen to Xencor under Section 6.2.1 will be the initial CD28 Development Plan and CD28 Development Budget for the Licensed CD28 Products.  The CD28 Development Plan (including the CD28 Development Budget) may be updated and amended from time to time only with the approval of the JDC (or Janssen, under Section 2.5), as described below in this Section 6.2.3.2(c).
(ii)The JDC will review the CD28 Development Plan annually.  Janssen will prepare, and submit to the JDC for review, an updated CD28 Development Plan (excluding the CD28 Development Budget) on or before [***] of the then-current Calendar Year.  When Janssen is preparing the updated CD28 Development Plan, Janssen will reasonably consider Xencor’s input into the Clinical Study design and key Development activities in the CD28 Development Plan.  Janssen will prepare, and submit to the JDC for review, an updated CD28 Development Budget covering each of [***] Calendar Years on or before [***] of the then-current Calendar Year.
(iii)The JDC will use reasonable efforts to grant preliminary approval of such updates no later than [***] of each Calendar Year.
(iv)Promptly after the JDC’s preliminary approval, such updates will be submitted to each Party for its internal budgeting process.
(v)After each Party performs its internal budgeting process, the JDC will use reasonable efforts to grant final approval of such updates no later than [***] of each Calendar Year, at which time any approved updates will be set forth in writing in an amended version of the CD28 Development Plan.
(vi)Either Party may submit a proposed update or amendment to the CD28 Development Plan to the JDC from time to time.  The JDC will discuss such proposal at its next meeting and decide whether to approve such update or amendment.
(vii)If the JDC approves an update or amendment to the CD28 Development Plan (including any corresponding update or amendment to the CD28 Development Budget), the CD28 Development Plan (including the CD28 Development Budget) will be deemed to be amended accordingly on the date of such approval.  No update or amendment to the CD28 Development Plan will become effective unless and until the JDC (or

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Janssen, under Section 2.5) approves a corresponding update or amendment to the CD28 Development Budget.
6.2.3.3Conduct of Licensed CD28 Product Development Activities.
(a)Responsibility for Licensed CD28 Product Development Activities. Janssen will be solely responsible for conducting all Clinical Studies and all other Development activities in the CD28 Development Plan and CMC Development Activities for the Licensed CD28 Products.
(b)Safety Concerns for Licensed CD28 Product Development Activities.
(i)Notwithstanding anything to the contrary in this Agreement or the CD28 Development Plan, Janssen will not be obligated to commence or continue a Clinical Study of a Licensed CD28 Product if Janssen reasonably determines that such Clinical Study would pose an unacceptable safety or tolerability risk for the study subjects.  Janssen will so notify Xencor of its determination and the Parties will discuss the concerns in good faith to determine whether to terminate, suspend, modify or continue such Clinical Study.
(ii)If Xencor believes in good faith that termination or suspension of a Clinical Study of the Licensed CD28 Products is warranted because of safety or tolerability risks to the study subjects, then Xencor will so notify Janssen and the Parties will discuss Xencor’s concerns in good faith to determine whether to terminate, suspend, modify or continue such Clinical Study.
(c)Reports for Licensed CD28 Product Development Activities.  Section 4.4.2.1 will cease to apply to the Licensed CD28 Products after Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2 but shall continue to apply after the CD28 Co-Funding Opt-Out Effective Date if Xencor provides CD28 Co-Funding Opt-Out Notice.  In advance of each meeting of the JDC, Janssen will provide to the JDC a high-level summary report summarizing (a) its Development activities with respect to the Licensed CD28 Products that Janssen and its Affiliates has performed or caused to be performed since the last meeting of the JDC, including an evaluation of the work performed, and the results thereof, in relation to the goals of the CD28 Development Plan, and (b) its anticipated Development activities with respect to the Licensed CD28 Products for the subsequent Calendar Quarter.
(d)Day-to-Day Responsibility for Licensed CD28 Product Development Activities.  Janssen will be responsible for day-to-day implementation of the Development activities with respect to the Licensed CD28 Products and will have the right to make all operational and administrative decisions with respect to how to implement such Development activities (e.g., with respect to a Clinical Study, Janssen will have the right to select and engage clinical trial sites), as long as such decisions do not conflict with the CD28 Development Plan or any decision of the JDC with respect to such Development activity.

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6.2.3.4Shared Development Costs.  Shared Development Costs (which are defined in Section 6.2.3.1) for the Licensed CD28 Products incurred on or after the CD28 Co-Funding Option Exercise Date by the Parties and their Affiliates will be shared in accordance with this Section 6.2.3.4.  In addition, Shared Development Costs for CD28/Plamotamab Combinations and the Plamotamab Products incurred by the Parties and their Affiliates will be shared in accordance with this Section 6.2.3.4.
(a)Cost Sharing.
(i)Unless and until Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will bear [***] of the costs of Developing the Licensed CD28 Products (other than any CD28/Plamotamab Combination) incurred by Janssen and its Affiliates on and after the Effective Date, except for costs of conducting Research Program activities in accordance with the Research Plan (which are subject to Section 3.5).
(ii)If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Shared Development Costs for the Licensed CD28 Products (other than any CD28/Plamotamab Combination) incurred on or after the CD28 Co-Funding Option Exercise Date by the Parties and their Affiliates will be borne 85% by Janssen and 15% by Xencor, subject to Section 6.2.3.4(b).
(iii)Shared Development Costs for any CD28/Plamotamab Combination incurred on and after the Effective Date by a Party and its Affiliates will be borne 85% by Janssen and 15% by Xencor, subject to Section 6.2.3.4(b).
(iv)Shared Development Costs for Plamotamab Products (other than any CD28/Plamotamab Combination) incurred on and after the Effective Date by a Party and its Affiliates will be borne 80% by Janssen and 20% by Xencor, subject to Section 6.2.3.4(b), except that Xencor will bear 100% of the costs for the Tafa/len Safety Run-in and any Independent Plamotamab/Tafa Study.
(b)Medical Affairs Study Costs.
(i)Included Medical Affairs Studies Costs for Licensed CD28 Products (other than any CD28/Plamotamab Combinations) will be included in Shared Development Costs for the Licensed CD28 Products up to the CD28 Included Medical Affairs Studies Costs Limit.
(ii)Included Medical Affairs Studies Costs for Plamotamab Products (including any CD28/Plamotamab Combinations) will be included in Shared Development Costs up to the Plamotamab Included Medical Affairs Studies Costs Limit.
(iii)Development FTE Costs and Out-of-Pocket Expenses costs incurred to conduct studies to support reimbursement and other types of medical affairs studies that are not Included Medical Affairs Studies will not be included in Shared Development Costs

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or shared by Janssen and Xencor and will be borne entirely by Janssen.  Janssen shall bear all Included Medical Affairs Studies Costs in excess of the CD28 Included Medical Affairs Studies Costs Limit or the Plamotamab Included Medical Affairs Studies Costs Limit, as applicable.
(c)Reporting and Reconciliation.  Shared Development Costs for the Plamotamab Products (including any CD28/Plamotamab Combinations) will be reported and reconciled together in accordance with the following provisions of Section 6.2.3.4, subject to Section 5.1.1.2(c).  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Shared Development Costs for the Licensed CD28 Products will be reported and reconciled separately in accordance with this Section 6.2.3.4 from the Shared Development Costs for the Plamotamab Products and CD28/Plamotamab Combinations, subject to Section 6.2.3.2(b).
(d)Cost Reports.
(i)Shared Development Costs will initially be borne by the Party incurring the cost or expense, subject to reimbursement as provided in Section 6.2.3.4(e).  Each Party will calculate and maintain records of Shared Development Costs incurred by it and its Affiliates in accordance with procedures to be established by the JFC in coordination with the JDC.
(ii)The procedures for quarterly reporting of actual results, quarterly review and discussion of potential discrepancies, quarterly reconciliation, reasonable cost forecasting, and other finance and accounting matters related to Shared Development Costs will be prepared by Janssen and approved by the JFC (the “Development Reconciliation Procedures”).  When Janssen is preparing the Development Reconciliation Procedures, Janssen will reasonably consider Xencor’s input.
(iii)The Development Reconciliation Procedures will provide that, within [***] after the end of each Calendar Quarter, each Party will submit to the JFC a report, in a format established by the JFC, of all Shared Development Costs incurred by such Party and its Affiliates during such Calendar Quarter (each, a “Cost Report”).  Within [***] following the receipt of each Cost Report, each Party will have the right to request reasonable additional information (as determined by the JFC) related to the other Party’s and its Affiliates’ Shared Development Costs during such Calendar Quarter in order to confirm that such other Party’s spending is in conformance with the approved Development Budget.
(iv)Janssen will prepare and the JFC will approve reasonable procedures for the Parties to share estimated Shared Development Costs for each Calendar Quarter before the end of such Calendar Quarter, to enable each Party to appropriately accrue its share of Shared Development Costs for financial reporting purposes.  Janssen’s representatives on the JFC will have the primary responsibility for performing the reconciliation in accordance with the Development Reconciliation Procedures.
(e)Reimbursement of Shared Development Costs.

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(i)The Party (with its Affiliates) that incurs more than its share of the total actual Shared Development Costs with respect to a Calendar Quarter will be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of actual Shared Development Costs in such Calendar Quarter under Section 6.2.3.4(a).  Notwithstanding the foregoing, on a Calendar Year-to-date basis, the Parties will not share any Shared Development Costs in excess of the amounts allocated for such Calendar Year-to-date period in the applicable Development Budget, except as follows:
(1)Shared Development Costs in excess of the applicable Development Budget will be included in the calculation of Shared Development Costs to be shared by the Parties to the extent such excess Shared Development Costs do not exceed [***] of the total Shared Development Costs allocated to be incurred by such Party and its Affiliates in the applicable Calendar Year-to-date period in accordance with the applicable Development Budget for such Calendar Year; and
(2)the Parties will share any and all Shared Development Costs in excess of the applicable Development Budget to the extent attributable to: (A) a change in applicable Law; (B) Force Majeure; (C) a variation in actual patient enrollment from projected patient enrollment; (D) a change to a clinical trial protocol required or requested by any Governmental Authority; (E) increases in the costs of comparator drugs; or (F) increases to Manufacturing Cost of Clinical Supply of a Licensed CD28 Product or Plamotamab Product, as applicable.
(ii) If any excess Shared Development Costs are excluded from sharing by the Parties for a particular Calendar Year-to-date period pursuant to Section 6.2.3.4(e)(i)(1), such excess Shared Development Costs will be carried forward to the subsequent Calendar Quarters (provided that such Calendar Quarters fall within the same Calendar Year) and, to the extent the total Shared Development Costs incurred by such Party and its Affiliates for the Calendar Year-to-date as of the end of such subsequent Calendar Quarter are less than [***] of the aggregate Shared Development Costs allocated to such Party under the applicable Development Budget for such Calendar Year-to-date period, such carried forward amounts will be included in Shared Development Costs to be shared by the Parties for such Calendar Year-to-date-period (i.e., so that the total Shared Development Costs incurred by such Party and its Affiliates that are shared pursuant to this Section during any Calendar Year do not exceed [***] of the Shared Development Costs allocated to such Party under the applicable Development Budget for such Calendar Year, unless otherwise approved by the JDC).  For clarity, at the end of the Calendar Year, any amounts in excess of [***] of the aggregate Shared Development Costs allocated to such Party under the applicable Development Budget for such Calendar Year will be borne solely by such Party and will not be shared by the other Party.
(iii) The Development Reconciliation Procedures will require the JFC to develop a written report setting out the calculation of any net amount owed by Xencor to Janssen or by Janssen to Xencor, as the case may be, as necessary to accomplish the sharing of Shared Development Costs set forth in this Section, and to prepare such report promptly

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following delivery of the Cost Reports and in a reasonable time (to be defined in the Development Reconciliation Procedures) in advance of payment.
(iv)The net amount payable to accomplish the sharing of Shared Development Costs as provided under this Section will be paid by Janssen or Xencor, as the case may be, [***] after the end of the applicable Calendar Quarter.
6.2.4CD28 Co-Funding Opt-Out.  Xencor may elect to terminate its rights and obligations set forth in this ARTICLE 6 (“CD28 Co-Funding Opt-Out”), including its obligation to co-fund worldwide Development of Licensed CD28 Products in the Territory under Section 6.2.3.4, by giving notice to Janssen (the “CD28 Co-Funding Opt-Out Notice”) at any time after the CD28 Co-Funding Option Exercise Date.  Such CD28 Co-Funding Opt-Out shall become effective on the last day of the [***] full Calendar Quarter after Xencor gives the CD28 Co-Funding Opt-Out Notice (the “CD28 Co-Funding Opt-Out Effective Date”).  For example, if Xencor gives the CD28 Co-Funding Opt-Out Notice in the first Calendar Quarter of a Calendar Year, then the CD28 Co-Funding Opt-Out would be effective as of the last day of the [***] Calendar Quarter of such Calendar Year.  After the CD28 Co-Funding Opt-Out Effective Date, the following will apply:
(a) Xencor will have no further rights or obligations under Section 6.2.3, including no obligation under Section 6.2.3.4 to pay any portion of Shared Development Costs incurred or attributable to Development activities for the Licensed CD28 Products after the CD28 Co-Funding Opt-Out Effective Date, except for reporting and reimbursement of Shared Development Costs incurred on or prior to the CD28 Co-Funding Opt-Out Effective Date.
(b)Janssen will have no further rights or obligations under Section 6.2.3 except for reporting and reimbursement of Shared Development Costs incurred on or prior to the CD28 Co-Funding Opt-Out Effective Date.
(c)For all purposes of Section 2.2.2, Section 4.4.2.1, Section 6.4 and Section 11.9, Xencor will be deemed to have never exercised the CD28 Co-Funding Option.
(d)For purposes of Section 7.4, after the CD28 Co-Funding Opt-Out Effective Date royalties will be calculated and payable on the terms set forth in Section 7.4.1.2.  If the CD28 Co-Funding Opt-Out Effective Date is not the last day of a Calendar Year, the royalty calculations will continue to be based on cumulative Net Sales in the Calendar Year in which the CD28 Co-Funding Opt-Out Effective Date occurred, but the royalty calculations will be made using the royalty rates in Section 7.4.1.2 beginning in the Calendar Quarter immediately following the CD28 Co-Funding Opt-Out Effective Date.
(e)The Shared Development Costs incurred [***] (the “CD28 Co-Funding Wind-down Period”) shall continue to be shared by the Parties on the terms set forth in Section 6.2.3.4, provided, however, that if Janssen amends the CD28 Development Plan to increase the aggregate amount of the CD28 Development Budget for such Calendar Quarters,

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then the incremental amount of the increase approved by Janssen shall be excluded from Shared Development Costs for purposes of Section 6.2.3 during the CD28 Co-Funding Wind-down Period.
(f)If Xencor exercised the CD28 Co-Detailing Option before giving the CD28 Co-Funding Opt-Out Notice, then Xencor will be obligated to continue conducting Detailing activities for the Licensed CD28 Products in accordance with Section 6.3.3 until [***].
(g)The first two sentences of Section 4.4.2.1 will apply.

For clarity, (x) Xencor’s exercise of the CD28 Co-Funding Opt-Out is irrevocable as of the date of the CD28 Co-Funding Opt-Out Notice and (y) Xencor’s exercise of the CD28 Co-Funding Opt-Out will have no effect on Xencor’s rights and obligations under ARTICLE 5 and Section 6.2.3.4 with respect to CD28/Plamotamab Combinations.  Except as provided in this Section 6.2.4, this ARTICLE 6 and Section 7.4.1.3 will be of no further force and effect after the CD28 Co-Funding Opt-Out Effective Date.

6.3CD28 Co-Detailing Option.  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Xencor may exercise the CD28 Co-Detailing Option on the terms set forth in this Section 6.3.
6.3.1Co-Detailing Data Package.
6.3.1.1Janssen will notify Xencor of the expected date of the first Marketing Approval of the first Licensed CD28 Product in the U.S. (as reasonably determined by Janssen) at least [***].
6.3.1.2Within [***] of such notice, Xencor will notify Janssen of whether it requests Janssen to prepare and deliver a data package with respect to such Licensed CD28 Product (a “Co-Detailing Data Package”).  The Co-Detailing Data Package will include the following information relating to the Detailing in the U.S. of such Licensed CD28 Product, to the extent it is in Janssen’s possession: [***].
6.3.1.3If Xencor requests the Co-Detailing Data Package, Janssen will provide the Co-Detailing Data Package to Xencor within [***].  If Xencor notifies Janssen within [***] after receipt of the Co-Detailing Data Package that it is not complete, Janssen will provide any missing information as soon as practicable.  The date on which Xencor is in receipt of a complete Co-Detailing Data Package is referred to as the “Co-Detailing Data Package Delivery Date.”
6.3.2Exercise of CD28 Co-Detailing Option.  Xencor may exercise the CD28 Co-Detailing Option by providing notice to Janssen on or before the date that is [***] before the expected date of the first Marketing Approval of the first Licensed CD28 Product in the U.S. (as reasonably determined by Janssen and communicated to Xencor) or, if later, [***] after the Co-Detailing Data Package Delivery Date.  The date of such notice is referred to as the “Co-

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Detailing Option Exercise Date.”  If Xencor does not exercise the CD28 Co-Detailing Option before such date, the CD28 Co-Detailing Option will not apply to any Licensed CD28 Products and the CD28 Co-Detailing Option will terminate.
6.3.3Effect of Exercise of CD28 Co-Detailing Option.  On and after the Co-Detailing Option Exercise Date, the terms and conditions set forth in this Section 6.3.3 will apply with respect to the Detailing of Licensed CD28 Products in the U.S.:
6.3.3.1Xencor will have the right to perform up to thirty percent (30%) of the Detailing efforts for each Licensed CD28 Product in the U.S. for all approved Indications.  Janssen will be responsible for performing the remainder of the Detailing efforts.  Janssen will otherwise continue to have sole responsibility for and authority over all Commercialization activities in the U.S., including pricing and reimbursement matters.
6.3.3.2Xencor will select its Detailing effort percentage and specify it in its CD28 Co-Detailing Option notice provided to Janssen under Section 6.3.1.  Xencor will be required to demonstrate to Janssen its capabilities to provide the selected level of Detailing efforts, including employing an appropriate number of individuals with the appropriate qualifications (meeting the same criteria and standards that apply to Janssen’s own personnel).  Xencor’s capabilities will be evaluated and reasonably determined by Janssen.  Janssen will notify Xencor if, after its evaluation, Janssen determines that Xencor is not capable of providing the selected level of Detailing efforts and shall explain Xencor’s deficiencies in reasonable detail.  Xencor shall have [***] to remedy such deficiencies.  Xencor will be responsible for performing its elected percentage of Detailing efforts.
6.3.3.3Janssen may terminate the CD28 Co-Detailing Option and Xencor’s rights under this Section 6.3.3 and under the Co-Detailing Agreement in the event of the occurrence of a Change of Control of Xencor or an assignment of this Agreement in its entirety by Xencor (other than an assignment to an Affiliate of Xencor) by giving Xencor [***] notice at any time after the occurrence of such event.
6.3.3.4After the Co-Detailing Option Exercise Date, and on an annual basis after such date, Janssen will prepare and provide to Xencor for its review and comment Janssen’s written plan for the Detailing of and allocation of calls for Licensed CD28 Products in the U.S. (the “Co-Detailing Plan”).  The Parties will discuss, and Janssen will consider in good faith Xencor’s comments on, the Co-Detailing Plan before Janssen finalizes the plan.  Janssen will use the Co-Detailing Plan to allocate the Parties’ responsibilities for Details.
6.3.3.5Promptly after the Co-Detailing Option Exercise Date, the Parties will negotiate in good faith to enter into a separate co-detailing agreement with respect to the co-Detailing of Licensed CD28 Products in the U.S. on commercially reasonable terms (the “Co-Detailing Agreement”).  In addition to such usual and customary terms that are typically found within co-detailing agreements, the Co-Detailing Agreement will include the terms set forth below in this Section 6.3.3.5: [***].

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6.3.3.6“Detail” means an interactive face-to-face visit by a sales representative with a medical professional having prescribing authority or who is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses. Activities conducted by medical support staff (such as medical science liaisons), key account managers, thought leader liaisons and managed markets/reimbursement team will not constitute Details.  E-details, activities conducted at conventions or similar gatherings and activities performed by market development specialists, managed care account directors and other personnel not performing face-to-face sales calls or not specifically trained with respect to a pharmaceutical product will not constitute Details. “Detailing” means the act of performing Details and “to Detail” mean to perform Details.
6.4Diligence Obligations.  On and after the applicable dates set forth in Section 5.1.2.1 (or, if this Agreement is terminated with respect to Plamotamab and Plamotamab Products in accordance with Section 13.3.2, after the effective date of termination), one of Section 6.4.1, Section 6.4.2 or Section 6.4.3 will apply as provided below.
6.4.1Diligence if CD28/Plamotamab Combination is Developed. If (a) Janssen provides a [***] or (b) Janssen provides a Notice of 6.4.1 Application, then (in each of case (a) or (b)) the following provisions of this Section 6.4.1 will apply on and after the date of such notice, and Section 6.4.2 and Section 6.4.3 will not apply.
6.4.1.1CD28/Plamotamab Combination.
(a)Development.
(i)Performance of Plamotamab Development Plan. Each Party will use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities in the Plamotamab Development Plan for which such Party is assigned responsibility in this Agreement or the Plamotamab Development Plan, in accordance with the timetables in the Plamotamab Development Plan.
(ii)Contents of Plamotamab Development Plan.  The JDC (or, if Janssen exercises its final decision-making authority under Section 2.5.1.3, Janssen) shall cause the Plamotamab Development Plan to at all times reflect Commercially Reasonable Efforts to Develop and seek Marketing Approval for one CD28/Plamotamab Combination for one Indication in the U.S., each of the Major European Countries and Japan.
(b)Commercialization.  Following receipt of Commercialization Approval of a CD28/Plamotamab Combination in the U.S., a Major European Country or Japan, Janssen will use Commercially Reasonable Efforts to Commercialize a CD28/Plamotamab Combination in such country.  Subject to the preceding sentence, Janssen will have the sole right and authority to make decisions regarding whether and when to launch a CD28/Plamotamab

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Combination in a particular country or region and the level of efforts to be expended in any particular country or region.  Janssen’s obligation under this Section 6.4.1.1(b) will terminate when a biosimilar of both components of the applicable CD28/Plamotamab Combination launches in the applicable country.
6.4.1.2Other Plamotamab Products.  For so long as this Section 6.4.1 applies, Janssen will have no obligation to Develop, seek Marketing Approval for or Commercialize Plamotamab or any Plamotamab Product as a single agent or in combination with any product other than a Licensed CD28 Product.
6.4.1.3Other Licensed CD28 Products. For so long as this Section 6.4.1 applies, Janssen will have no obligation to Develop, seek Marketing Approval for or Commercialize any Licensed CD28 Antibody or any Licensed CD28 Product as a single agent or in combination with any product other than a Plamotamab Product.
6.4.1.4Janssen Election.
(a)Janssen Right to Elect; Deemed Election. Janssen may at any time, upon notice to Xencor, elect to have Section 6.4.2 apply in lieu of this Section 6.4.1, in which case Section 6.4.2 will apply on and after the date of such notice (“Notice of 6.4.2 Application”).   [***].  If, on the date that is [***] after [***] and prior to First CD28/Plamotamab Marketing Approval [***], then Janssen shall be deemed to provide Notice of 6.4.2 Application as of such date (and, thereafter, Section 6.4.2 shall apply in lieu of this Section 6.4.1). [***].
(b)Xencor Concerns Regarding Performance of Plan.  If, at any time, Xencor believes that Janssen is not complying with its obligations under Section 6.4.1.1(a)(i) (Performance of Plamotamab Development Plan), Xencor may (but is not required to) request a meeting with Janssen to discuss Xencor’s concerns.  The Parties will meet within [***] after Xencor’s request and discuss Xencor’s concerns.  At such meeting, Xencor may also (but is not required to) request Janssen to elect (in accordance with Section 6.4.1.4(a)) to have Section 6.4.2 apply in lieu of this Section 6.4.1.  For clarity, (x) Xencor’s exercise of its rights under this Section 6.4.1.4(b) is in addition to its rights under Section 13.3.2.2 (Breach of Plamotamab Diligence Obligations) and will be without prejudice to other remedies Xencor may have at law or equity, (y) Janssen is not required to agree to Xencor’s request pursuant to this Section 6.4.1.4(b) to elect to have Section 6.4.2 apply in lieu of this Section 6.4.1, and (z) this Section 6.4.1.4(b) does not limit Section 6.4.1.4(a) in any way.
(c)Xencor Concerns Regarding Contents of Plan.  If, at any time, Xencor believes that the Plamotamab Development Plan does not comply with the requirements of Section 6.4.1.1(a)(ii) (Contents of Plamotamab Development Plan), Xencor may (but is not required to) request a special meeting of the JDC and submit a proposed amendment to the Plamotamab Development Plan to the JDC, in accordance with Section 5.1.1.3(f).  The JDC will meet within [***] after such request (or, if later, [***] after Janssen receives Xencor’s proposed

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amendment).  The JDC will discuss such proposal at the special meeting and decide whether to approve such amendment.  For clarity, (x) Xencor’s exercise of its rights under this Section 6.4.1.4(c) is in addition to its rights under Section 13.3.2.2 (Breach of Plamotamab Diligence Obligations) and will be without prejudice to other remedies Xencor may have at law or equity, (y) Janssen’s JDC representatives are not required to vote to approve such amendment, and, if the matter is referred to the Executive Officers in accordance with Section 2.5.1.3, the Executive Officer of Janssen is not required to agree to such amendment, and (z) this Section 6.4.1.4(c) does not limit Section 6.4.1.4(a) in any way.
6.4.2Diligence if no CD28/Plamotamab Combination is Developed.  If (a) Janssen provides a [***] and such notice does not state that Janssen intends to proceed with Development of a CD28/Plamotamab Combination, (b) Janssen provides a Notice of 6.4.2 Application, or (c) Janssen provides [***], then (in each case of (a), (b) or (c)) the following provisions of this Section 6.4.2 will apply on and after the date of such notice, and Section 6.4.1 and Section 6.4.3 will not apply; provided, however, that Janssen may at any time thereafter (but prior to termination of this Agreement with respect to the Licensed CD28 Antibodies and Licensed CD28 Products or with respect to Plamotamab and the Plamotamab Products), upon notice to Xencor, elect to have Section 6.4.1 apply in lieu of this Section 6.4.2, in which case Section 6.4.1 will apply on and after the date of such notice (“Notice of 6.4.1 Application”).
6.4.2.1Plamotamab Products.
(a)Each Party will use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities in the Plamotamab Development Plan for which such Party is assigned responsibility in this Agreement or the Plamotamab Development Plan, in accordance with the timetables in the Plamotamab Development Plan.  The JDC (or, if Janssen exercises its final decision-making authority under Section 2.5.1.3, Janssen) shall cause the Plamotamab Development Plan to at all times reflect Commercially Reasonable Efforts to Develop and seek Marketing Approval for one Plamotamab Product for one Indication in the U.S., each of the Major European Countries and Japan.
(b)Following receipt of Commercialization Approval of a Plamotamab Product in the U.S., a Major European Country or Japan, Janssen will use Commercially Reasonable Efforts to Commercialize the Plamotamab Product in such country.  Subject to the preceding sentence, Janssen will have the sole right and authority to make decisions regarding whether and when to launch a Plamotamab Product in a particular country or region and the level of efforts to be expended in any particular country or region.
6.4.2.2Licensed CD28 Products.
(a)After the end of the Research Program Term, unless and until Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will use Commercially Reasonable Efforts to Develop and seek Marketing Approval for [***] Licensed CD28 Product for [***] Indication in the U.S., each of the Major European Countries and Japan.

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[***].   [***].  If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
(b)After the end of the Research Program Term, if Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, then: (i) Section 6.4.2.2(a) will no longer apply; (ii) Janssen will use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities in the CD28 Development Plan, in accordance with the timetables in the CD28 Development Plan; and (iii) the JDC (or, if Janssen exercises its final decision-making authority under Section 2.5.1.3, Janssen) shall cause the CD28 Development Plan to at all times reflect Commercially Reasonable Efforts to Develop and seek Marketing Approval for one Licensed CD28 Product for [***] Indication in the U.S., each of the Major European Countries and Japan.     [***].  If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
(c)[***].
(d)Following receipt of Commercialization Approval of a Licensed CD28 Product in the U.S., a Major European Country or Japan, Janssen will use Commercially Reasonable Efforts to Commercialize the Licensed CD28 Product in such country.  Subject to the preceding sentence, Janssen will have the sole right and authority to make decisions regarding whether and when to launch a Licensed CD28 Product in a particular country or region and the level of efforts to be expended in any particular country or region.
6.4.3Diligence if [***].  If Janssen provides a [***] (or this Agreement is otherwise terminated with respect to Plamotamab and Plamotamab Products in accordance with Section 13.3.2), then the following provisions of this Section 6.4.3 will apply on and after the date of such [***] (or termination), and Section 6.4.1 and Section 6.4.2 will not apply.
6.4.3.1After the end of the Research Program Term, unless and until Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will use Commercially Reasonable Efforts to Develop and seek Marketing Approval for [***] Licensed CD28 Product for [***] Indication in the U.S., each of the Major European Countries and Japan.    [***].  If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
6.4.3.2After the end of the Research Program Term, if Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, then: (i) Section 6.4.3.1 will no longer apply; (ii) Janssen will use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities in the CD28 Development Plan, in accordance with the timetables in the CD28 Development Plan; and (iii) the JDC (or, if Janssen exercises its final decision-making authority under Section 2.5.1.3, Janssen) shall cause the CD28 Development

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Plan to at all times reflect Commercially Reasonable Efforts to Develop and seek Marketing Approval for [***] Licensed CD28 Product for [***] Indication in the U.S., each of the Major European Countries and Japan.  [***].  If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
6.4.3.3Following receipt of Commercialization Approval of a Licensed CD28 Product in the U.S., a Major European Country or Japan, Janssen will use Commercially Reasonable Efforts to Commercialize the Licensed CD28 Product in such country.  Subject to the preceding sentence, Janssen will have the sole right and authority to make decisions regarding whether and when to launch a Licensed CD28 Product in a particular country or region and the level of efforts to be expended in any particular country or region.
6.5Preliminary Licensed CD28 Products Diligence.  After the Research Program Term ends, if none of Section 6.4.1, Section 6.4.2 or Section 6.4.3 applies as of the day after the last day of the Research Program Term, then until the date that Section 6.4.1, Section 6.4.2 or Section 6.4.3 first applies:
(a)Unless and until Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, Janssen will use Commercially Reasonable Efforts to Develop and seek Marketing Approval for [***] Licensed CD28 Product for [***] Indication in the U.S., each of the Major European Countries and Japan.  [***].    If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
(b)If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, then (i) Janssen will use Diligent Efforts to execute and to perform, or cause to be performed, the Development activities in the CD28 Development Plan, in accordance with the timetables in the CD28 Development Plan; and (ii) the JDC (or, if Janssen exercises its final decision-making authority under Section 2.5.1.3, Janssen) shall cause the CD28 Development Plan to at all times reflect Commercially Reasonable Efforts to Develop and seek Marketing Approval for one Licensed CD28 Product for one Indication in the U.S., each of the Major European Countries and Japan.  [***].    If [***], then Xencor may terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products by giving [***] notice to Janssen stating the reason for such termination [***].
ARTICLE 7
FINANCIAL PROVISIONS
7.1Upfront Payment.  Janssen will make a non-refundable, non-creditable payment of US$100 million to Xencor within 10 Business Days after the Effective Date.
7.2Development and Regulatory Milestones.

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7.2.1CD28 Milestone Payments and Events.  Janssen will make the payments set forth in the table below (each, a “CD28 Milestone Payment”) to Xencor within [***] after Xencor delivers an invoice to Janssen upon the first occurrence of the corresponding milestone event set forth below (each, a “CD28 Milestone Event”).  Janssen will notify Xencor within [***] after the [***] occurrence of any of the CD28 Milestone Events.  [***]. A CD28/Plamotamab Combination will be treated as a Licensed CD28 Product for purposes of this Section 7.2.1.
7.2.2Plamotamab Development Decision Milestone.  Janssen will pay to Xencor [***].
7.2.3Plamotamab Milestone Payments and Events.  Janssen will make the payments set forth in the table below (each, a “Plamotamab Milestone Payment”) to Xencor within [***] after Xencor delivers an invoice to Janssen upon the first occurrence of the corresponding milestone event set forth below (each, a “Plamotamab Milestone Event”).  Janssen will notify Xencor within [***] after the first occurrence of any of the Plamotamab Milestone Events. [***].
7.2.4Rules regarding Determination of Milestone Payments and Events.
7.2.4.1The CD28 Milestone Payments, payment for the Development Decision Milestone Event and Plamotamab Milestone Payments under this Section 7.2 (each, a “Milestone Payment”) will be non-refundable and non-creditable.  Each Milestone Payment shall be payable only once upon the first occurrence of the relevant CD28 Milestone Event, Development Decision Milestone Event or Plamotamab Milestone Event, as applicable (each, a “Milestone Event”), even if the Milestone Event occurs with respect to more than one Product, with respect to more than one Indication, multiple times with respect to the same Product or multiple times with respect to the same Indication. [***].
7.3Sales Milestones.
7.3.1Category A Sales Milestones.  Janssen will notify Xencor in the applicable royalty report delivered pursuant to Section 7.4.5 the first time the aggregate Category A Net Sales (defined below in Section 7.4.1.1) in any Calendar Year by Janssen, its Affiliates and its sublicensees in the Territory exceed the amounts set forth in the table set forth below in this Section 7.3.1 (each, a “Category A Sales Milestone Event”); provided, however, that Net Sales of a particular Product in a particular country occurring after expiration of the applicable Royalty Term for such Product in such country will be disregarded in the calculation of Category A Net Sales for purposes of this Section 7.3.1.  Janssen will pay to Xencor the applicable milestone payments set forth in the table below (each, a “Category A Sales Milestone Payment”) within [***] after receipt of an invoice from Xencor with respect to achievement of each Category A Sales Milestone Event.

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Category A Sales Milestone Event	Category A Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.3.2Category B Sales Milestones. Janssen will notify Xencor in the applicable royalty report delivered pursuant to Section 7.4.5 the first time the aggregate Category B Net Sales (defined below in Section 7.4.1.1) in any Calendar Year by Janssen, its Affiliates and its sublicensees in the Territory exceed the amounts set forth in the table set forth below in this Section 7.3.2 (each, a “Category B Sales Milestone Event”); provided, however, that Net Sales of a particular Product or combination in a particular country occurring after expiration of the applicable Royalty Term for such Product or regimen in such country will be disregarded in the calculation of Category B Net Sales for purposes of this Section 7.3.2.  Janssen will pay to Xencor the applicable milestone payments set forth in the table below (each, a “Category B Sales Milestone Payment”) within [***] after receipt of an invoice from Xencor with respect to achievement of each Category B Sales Milestone Event.
Category B Sales Milestone Event	Category B Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.3.3Rules regarding Determination of Sales Milestone Payments and Events. [***]
7.4Royalties.
7.4.1Royalty Rates.
7.4.1.1Category A and Category B Net Sales.

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(a)“Category A Net Sales” means, with respect to a particular period, the aggregate Net Sales of all Licensed CD28 Products in such period excluding (x) Net Sales allocable (under the definition of “Net Sales”) to the Licensed CD28 Product component of CD28/Plamotamab Combination Products in such period (and, for clarity, excluding the Net Sales allocable (under the definition of “Net Sales”) to the Plamotamab Product component of CD28/Plamotamab Combination Products) and (y) Net Sales of Licensed CD28 Products when sold for use in a CD28/Plamotamab Combination Regimen in such period.
(b)“Category B Net Sales” means, with respect to a particular period, the sum of (x) the aggregate Net Sales of all Plamotamab Products (not including Net Sales of CD28/Plamotamab Combination Products) in such period, (y) the aggregate Net Sales of CD28/Plamotamab Combination Products in such period and (z) the aggregate Net Sales of Licensed CD28 Products when sold for use in a CD28/Plamotamab Combination Regimen in such period.
(c)For clarity, if a CD28/Plamotamab Combination Product includes any components that are not a Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or a Plamotamab Product, then Net Sales of such Combination Product will be allocated in accordance with the definition of “Net Sales,” so that only the portion of such Net Sales allocable to the Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or a Plamotamab Product are included in Category B Net Sales.
7.4.1.2Category A Royalty Rates if Xencor does not Exercise CD28 Co-Funding Option.  If Xencor does not exercise the CD28 Co-Funding Option in accordance with Section 6.2, this Section 7.4.1.2 will apply and Section 7.4.1.3 will not apply.  Subject to Section 7.4.2 through Section 7.4.6, Janssen will pay to Xencor royalties on aggregate Category A Net Sales by Janssen, its Affiliates and sublicensees during the applicable Royalty Term in the Territory during each Calendar Year at the rates set forth in the table below in this Section 7.4.1.2.  Net Sales of a particular Product in a particular country occurring after expiration of the applicable Royalty Term for such Product in such country will be disregarded in the calculation of royalties pursuant to this Section 7.4.1.2.

Annual Aggregate Category A Net Sales in the Territory	Royalty Rate
For that portion of annual Category A Net Sales in the Territory in such Calendar Year less than US$[***]	[***]
For that portion of annual Category A Net Sales in the Territory in such Calendar Year greater than or equal to US$[***] and less than US$[***]	[***]

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Annual Aggregate Category A Net Sales in the Territory	Royalty Rate
For that portion of annual Category A Net Sales in the Territory in such Calendar Year greater than or equal to US$[***]	[***]

[***].

7.4.1.3Category A Royalty Rates if Xencor Exercises Option.  If Xencor exercises the CD28 Co-Funding Option in accordance with Section 6.2, this Section 7.4.1.3 will apply and Section 7.4.1.2 will not apply.  Subject to Section 7.4.2 through Section 7.4.6, Janssen will pay to Xencor royalties on aggregate Category A Net Sales by Janssen, its Affiliates and sublicensees during the applicable Royalty Term in the Territory during each Calendar Year at the rates set forth in the table below in this Section 7.4.1.3.  Net Sales of a particular Product in a particular country occurring after expiration of the applicable Royalty Term for such Product in such country will be disregarded in the calculation of royalties pursuant to this Section 7.4.1.3.

Annual Aggregate Category A Net Sales in the Territory	Co-Funding Royalty Rate
For that portion of annual Category A Net Sales in the Territory in such Calendar Year less than US$[***]	[***]
For that portion of annual Category A Net Sales in the Territory in such Calendar Year greater than or equal to US$[***] and less than US$[***]	[***]
For that portion of annual Category A Net Sales in the Territory in such Calendar Year greater than or equal to US$[***]	[***]

[***].

7.4.1.4Category B Royalty Rates – U.S.  Subject to Section 7.4.2 through Section 7.4.6, Janssen will pay to Xencor royalties on aggregate Category B Net Sales by Janssen, its Affiliates and sublicensees during the applicable Royalty Term in the U.S. during each Calendar Year at the rates set forth in the table below in this Section 7.4.1.4.

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Annual Aggregate Category B Net Sales in the U.S.	Royalty Rate
For that portion of annual Category B Net Sales in the U.S. in such Calendar Year less than US$[***]	[***]
For that portion of annual Category B Net Sales in the U.S. in such Calendar Year greater than or equal to US$[***] and less than US$[***]	[***]
For that portion of annual Category B Net Sales in the U.S. in such Calendar Year greater than or equal to US$[***]	[***]

7.4.1.5Category B Royalty Rates – OUS Territory.  Subject to Section 7.4.2 through Section 7.4.6, Janssen will pay to Xencor royalties on aggregate Category B Net Sales by Janssen, its Affiliates and sublicensees during the applicable Royalty Term in the OUS Territory during each Calendar Year at the rates set forth in the table below in this Section 7.4.1.5.
Annual Aggregate Category B Net Sales in the OUS Territory	Royalty Rate
For that portion of annual Category B Net Sales in the OUS Territory in such Calendar Year less than US$[***]	[***]
For that portion of annual Category B Net Sales in the OUS Territory in such Calendar Year greater than or equal to US$[***]and less than US$[***]	[***]
For that portion of annual Category B Net Sales in the OUS Territory in such Calendar Year greater than or equal to US$[***]	[***]

Net Sales of a particular Product or combination in a particular country occurring after expiration of the applicable Royalty Term for such Product or combination in such country will be disregarded in the calculation of royalties pursuant to Section 7.4.1.4 and Section 7.4.1.5.

7.4.2Royalty Terms.
7.4.2.1Category A Product Royalty Term.
(a)Category A Product Royalty Term.  Royalties will be paid under Section 7.4.1.2 and Section 7.4.1.3 on a Licensed CD28 Product-by-Licensed CD28 Product and country-by-country basis, beginning with the First Commercial Sale of the relevant Product in a

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country and ending on the later of: (i) the expiration of the last-to-expire Valid Claim of a CD28 Royalty-Bearing Patent with respect to such Product in the country; (ii) the expiration of Regulatory Exclusivity for such Product in the country, if any; or (iii) the [***] of the First Commercial Sale of such Product in such country (the “CD28 Royalty Term”).  For purposes of the CD28 Royalty Term, a Valid Claim of a CD28 Royalty-Bearing Patent that Covers the composition of matter of a Licensed CD28 Product means any Valid Claim of a CD28 Royalty-Bearing Patent that Covers the composition of matter of the Licensed CD28 Antibody contained in such Licensed CD28 Product, but does not include any Valid Claim of a CD28 Royalty-Bearing Patent that Covers the composition of matter of a formulation that includes such Licensed CD28 Antibody.
(b)Definitions.
(i)“CD28 Royalty-Bearing Patent” means, with respect to a Licensed CD28 Product: (x) a Xencor Patent or Joint Patent that Covers the composition of matter or any method of use of such Licensed CD28 Product (including any method of use or composition of matter of the Licensed CD28 Antibody contained in such Licensed CD28 Product); or (y) a Patent (other than a B-Cell Antigen Variant Specific Patent) Controlled by Janssen or any of its Affiliates during the Term that Covers the composition of matter of the Licensed CD28 Antibody contained in such Licensed CD28 Product.
(ii)“B-Cell Antigen Variant Specific Patent” means a Patent that Covers: (x) the composition of matter of a Janssen B-Cell Antigen Variant with claim limitations to a specified Janssen B-Cell Antigen Variant Binding Domain; or (y) the composition of matter of a Janssen B-Cell Antigen Variant Binding Domain.
(iii)“Janssen B-Cell Antigen Variant Binding Domain” means a Variant Binding Domain of a Janssen proprietary Target B-Cell Antigen Binding Domain that is part of a Primary Antibody.
(iv)“Janssen B-Cell Antigen Variant” means any Bispecific Antibody that comprises: (x) a Janssen B-Cell Antigen Variant Binding Domain; and (y) a CD28 Binding Domain that is part of a Primary Antibody or a Variant Binding Domain of a CD28 Binding Domain that is part of a Primary Antibody.
7.4.2.2Category B Royalty Terms.
(a)CD28/Plamotamab Combination Royalty Term. “CD28/Plamotamab Combination Sales” means, with respect to a particular country (i) sales of CD28/Plamotamab Combination Products in such country, (ii) sales of Plamotamab Products in such country when sold for use in a CD28/Plamotamab Combination Regimen, and (iii) sales of Licensed CD28 Products in such country when sold for use in a CD28/Plamotamab Combination Regimen.  For CD28/Plamotamab Combination Sales, royalties will be paid under Sections 7.4.1.4 and 7.4.1.5 on a CD28/Plamotamab Combination-by-CD28/Plamotamab

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Combination and country-by-country basis, beginning with the First Commercial Sale of the relevant combination in a country and ending on the latest of: (w) the expiration of the last-to-expire Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter or any method of use of such CD28/Plamotamab Combination or the Plamotamab Product or the Licensed CD28 Product contained in such CD28/Plamotamab Combination in the country; (x) the expiration of the last-to-expire Valid Claim of a Royalty-Bearing Plamotamab Formulation Patent that Covers the formulation of the Plamotamab Product contained in such CD28/Plamotamab Combination or such Plamotamab Product, as applicable, in the country (any Patent described in clause (w) or clause (x), a “CD28/Plamotamab Combination Royalty-Bearing Patent”); (y) the expiration of Regulatory Exclusivity for the later of such Plamotamab Product, such Licensed CD28 Product, or combination thereof, in the country, if any; or (z) the [***] of the First Commercial Sale of such combination in such country (the “CD28/Plamotamab Combination Royalty Term”).  For purposes of the clause (w) above, a Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter of a CD28/Plamotamab Combination, Plamotamab Product or Licensed CD28 Product means any Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter of the Licensed CD28 Antibody and/or the Plamotamab contained in such CD28/Plamotamab Combination, Plamotamab Product or Licensed CD28 Product, as applicable, but does not include any Valid Claim of a Xencor Patent or Joint Patent  that Covers the composition of matter of a formulation that includes such Licensed CD28 Antibody and/or the Plamotamab.  “Royalty-Bearing Plamotamab Formulation Patent” means a Xencor Patent or Joint Patent that Covers a formulation that includes Plamotamab and, as to such formulation, such Patent claims priority to a filing made prior to the [***] of the Effective Date.
(b)Other Category B Royalty Term. For any sales of Plamotamab Products other than CD28/Plamotamab Combination Sales, royalties will be paid under Section 7.4.1.4 and 7.4.1.5 on a Plamotamab Product-by-Plamotamab Product and country-by-country basis, beginning with the First Commercial Sale of the relevant Product in a country and ending on the latest of: (i) the expiration of the last-to-expire Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter or any method of use of such Plamotamab Product in the country; (ii) the expiration of the last-to-expire Valid Claim of a Royalty-Bearing Plamotamab Formulation Patent that Covers the formulation of the Plamotamab contained in such Plamotamab Product (any Patent described in clause (i) or clause (ii), an “Other Plamotamab Product Royalty-Bearing Patent”); (iii) the expiration of Regulatory Exclusivity for such Product in the country, if any; or (iv) the [***] of the First Commercial Sale of such Product in such country (the “Other Plamotamab Product Royalty Term”).  For purposes of clause (i) above, a Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter of such Plamotamab Product means any Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter of the Plamotamab contained in such Plamotamab Product, but does not include any Valid Claim of a Xencor Patent or Joint Patent  that Covers the composition of matter of a formulation that includes the Plamotamab.
7.4.2.3Royalty Term and Royalty-Bearing Patent Definitions.  As used in this Agreement, “Royalty Term” means the CD28 Royalty Term, CD28/Plamotamab

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Combination Royalty Term or the Other Plamotamab Product Royalty Term; and “Royalty-Bearing Patent” means a CD28 Royalty-Bearing Patent, CD28/Plamotamab Combination Royalty-Bearing Patent or Other Plamotamab Product Royalty-Bearing Patent.
7.4.2.4Certain Royalty Term Interpretation Rules.
(a)If two Licensed CD28 Products that are not CD28/Plamotamab Combination Products each contain the same Licensed CD28 Antibody as its only active ingredient, such products will be considered the same Licensed CD28 Product for purposes of Sections 7.4.2.1 and 7.4.2.2.  For example, if a Licensed CD28 Product in an intravenous formulation and another Licensed CD28 Product in a subcutaneous formulation each contain the same Licensed CD28 Antibody as its only active ingredient, such products will be considered the same Licensed CD28 Product for purposes of Sections 7.4.2.1 and 7.4.2.2.
(b)If two Plamotamab Products that are not CD28/Plamotamab Combination Products each contain Plamotamab as its only active ingredient, such products will be considered the same Plamotamab Product for purposes of Section 7.4.2.2.
(c)If two Combination Products each contain the same active ingredients (and no other active ingredients) (e.g., two CD28/Plamotamab Combination Products each contain Plamotamab as an active ingredient and contain the same Licensed CD28 Antibody as an active ingredient), such products will be considered the same Combination Product for purposes of Sections 7.4.2.1 and 7.4.2.2.
(d)If two Combination Regimens each contain the same drugs or biological products (and no other drugs or biological products) (e.g., two CD28/Plamotamab Combination Regimens each include the same Plamotamab Product and the same Licensed CD28 Product), such regimens will be considered the same Combination Regimen for purposes of Section 7.4.2.2.
7.4.2.5Allocation of Category A and Category B Net Sales in Certain Non-Copack Countries if no approved use of Plamotamab other than CD28/Plamotamab Combination. If in a particular country in a particular period:

(i) a CD28/Plamotamab Combination Regimen has received Marketing Approval in a country;

(ii) the same Licensed CD28 Product that is a component of such CD28/Plamotamab Combination Regimen (the “CD28 Component”) has received Marketing Approval in such country for use either in a Combination Regimen that is not a CD28/Plamotamab Combination Regimen, or for use as a single agent; and

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(iii) the Plamotamab Product that is a component of such CD28/Plamotamab Combination Regimen (the “Plamotamab Component”) has not received Marketing Approval in such country for any other use or Indication;

then the aggregate Net Sales of the CD28 Component and the aggregate Net Sales of the Plamotamab Component (the “Total CD28/Plamotamab Net Sales”) in such country in such period will be allocated between Category A Net Sales and Category B Net Sales as follows:

(a)Determine the total number of units of the CD28 Component sold in such country during such period (the “Number of CD28 Units”) and the total number of units of the Plamotamab Component sold in such country during such period (the “Number of Plamotamab Units”).
(b)If the Number of CD28 Units is less than or equal to the Number of Plamotamab Units, then 100% of the Total CD28/Plamotamab Net Sales in such country during such period will be included in Category B Net Sales, and royalties on sales of such CD28 Components and Plamotamab Components will be paid for such period in accordance with Section 7.4.1.4 (if such country is the U.S.) or Section 7.4.1.5 (if such country is in the OUS Territory).
(c)Otherwise, if the Number of CD28 Units is greater than the Number of Plamotamab Units, then calculate:
(i) “CD28 Unit Price,” which equals (i) the aggregate Net Sales of the CD28 Component in such country in such period divided by (ii) the Number of CD28 Units;
(ii) “Adjusted Combination Net Sales Amount,” which equals the sum of A and B, where A equals the aggregate Net Sales of the Plamotamab Component in such country in such period and B equals (i) the Number of Plamotamab Units multiplied by (ii) the CD28 Unit Price;
(iii)“Remaining Net Sales Amount,” which equals (x) Total CD28/Plamotamab Net Sales in such country in such period, minus (y) the Adjusted Combination Net Sales Amount.
(iv)Royalties on sales of such CD28 Components and Plamotamab Components will then be paid as follows:
(1)The Adjusted Combination Net Sales Amount will be included in Category B Net Sales under Section 7.4.1.4 (if such country is the U.S.) or Section 7.4.1.5 (if such country is in the OUS Territory); and

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(2)The Remaining Net Sales Amount will be included in Category A Net Sales under Section 7.4.1.2 (if Xencor has not exercised the CD28 Co-Funding Option) or Section 7.4.1.3 (if Xencor has exercised the CD28 Co-Funding Option).
7.4.2.6Allocation of Category A and Category B Net Sales in Certain Non-Copack Countries if more than one approved use of Plamotamab. If in a particular country in a particular period:

(i) a CD28/Plamotamab Combination Regimen has received Marketing Approval in a country; and

(ii) the CD28 Component of such CD28/Plamotamab Combination Regimen has received Marketing Approval in such country for use either in a Combination Regimen that is not a CD28/Plamotamab Combination Regimen, or for use as a single agent; and

(iii) the Plamotamab Component of such CD28/Plamotamab Combination Regimen has received Marketing Approval in such country for use either in a Combination Regimen that is not a CD28/Plamotamab Combination Regimen, or for use as a single agent.

then Janssen will fairly and equitably allocate Net Sales of the CD28 Component and Plamotamab Component among the approved uses.  Janssen will submit its allocation methodology to the JFC and if the JFC does not agree with such methodology, then the JFC will discuss and approve an alternate methodology.  If the JFC does not approve an alternate methodology within [***], then either Party may refer the matter for resolution by an Expert Panel  in accordance with the procedures set forth in Section 2.5.1.5 [***].

7.4.3Royalty Reductions; Third Party Royalty Payments.
7.4.3.1Reductions for Loss of Exclusivity.
(a)CD28 Product Exclusivity.  On a country-by-country and Product-by-Product basis, the royalties due to Xencor under Section 7.4.1.2 or 7.4.1.3, as applicable, will be reduced during the CD28 Royalty Term to an amount equal to [***] of the amount otherwise payable on Net Sales of a Licensed CD28 Product in such country from and after the later of (i) the date that there is no Valid Claim of a CD28 Royalty-Bearing Patent with respect to such Licensed CD28 Product in the country or (ii) if any Regulatory Exclusivity is granted with respect to such Licensed CD28 Product in such country, the date on which all such Regulatory Exclusivity expires.  Such reduction will be subject to Section 7.4.3.3 and applied in accordance with Section 7.4.3.4.
(b)CD28/Plamotamab Combination Exclusivity. On a country-by-country and combination-by-combination basis, the royalties due to Xencor under Section 7.4.1.4 or 7.4.1.5, as applicable, will be reduced during the CD28/Plamotamab Combination

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Royalty Term to an amount equal to [***] of the amount otherwise payable on Net Sales of a CD28/Plamotamab Combination in such country from and after the later of (i) the date that there is no Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter or any method of use of such CD28/Plamotamab Combination or the Plamotamab Product or the Licensed CD28 Product contained in such CD28/Plamotamab Combination in the country or (ii) if any Regulatory Exclusivity is granted with respect to such CD28/Plamotamab Combination in such country, the date on which all such Regulatory Exclusivity expires.  Such reduction will be subject to Section 7.4.3.3 and applied in accordance with Section 7.4.3.4.
(c)Other Plamotamab Product Exclusivity.  On a country-by-country and Product-by-Product basis, the royalties due to Xencor under Section 7.4.1.4 or 7.4.1.5, as applicable, will be reduced during the Other Plamotamab Product Royalty Term to an amount equal to [***] of the amount otherwise payable on Net Sales of a Plamotamab Product in such country from and after the later of (i) the date that there is no Valid Claim of a Xencor Patent or Joint Patent that Covers the composition of matter or any method of use of such Plamotamab Product or (ii) if any Regulatory Exclusivity is granted with respect to such Plamotamab Product in such country, the date on which all such Regulatory Exclusivity expires.  Such reduction will be subject to Section 7.4.3.3 and applied in accordance with Section 7.4.3.4.
7.4.3.2Third Party Royalty Payments.
(a)Subject to Section 7.4.3.2(b) and Section 7.4.3.2(c), if Janssen (or its Affiliate) [***] licenses under any Patents or Know-How of any Third Party for the manufacture, use or sale of a Licensed CD28 Antibody, Licensed CD28 Product (other than with respect to any active ingredient that is not a Licensed CD28 Antibody), Plamotamab or Plamotamab Product (other than with respect to any active ingredient that is not Plamotamab) in a country (each, a “Third Party License”), Janssen will have the sole right (but not the obligation) to negotiate and obtain any such license with respect to the applicable Antibody or Product.  For clarity, Xencor retains a right to negotiate and obtain licenses under any Patents or Know-How of any Third Party with respect to Antibodies and products of Xencor that are not Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab or Plamotamab Products.
(i)With respect to such Patents or Know-How [***] for the manufacture, use or sale of a Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product, Janssen will have the right to deduct [***] of the royalties actually paid to such Third Party(ies) under the applicable Third Party License(s) by Janssen (or by such Affiliate or, to the extent offset against royalties paid to Janssen, its sublicensee, as applicable) with respect to sales of the applicable Product (including a Combination Product containing such Product, Licensed CD28 Antibody or Plamotamab) in such country in a Calendar Quarter from the royalty payments payable by Janssen to Xencor with respect to Net Sales of such Product (or Combination Product containing such Product, Licensed CD28 Antibody or Plamotamab) in such country in such Calendar Quarter.

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(ii)With respect to such Patents or Know-How [***] for the manufacture, use or sale of a Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product (e.g. formulation technology or for ease of administration), Janssen will have the right to deduct [***] of the royalties actually paid to such Third Party(ies) under the applicable Third Party License(s) by Janssen (or by such Affiliate or, to the extent offset against royalties paid to Janssen, its sublicensee, as applicable) with respect to sales of the applicable Product (including a Combination Product containing such Product, Licensed CD28 Antibody or Plamotamab) in such country in a Calendar Quarter from the royalty payments payable by Janssen to Xencor with respect to Net Sales of such Product (including a Combination Product containing such Product, Licensed CD28 Antibody or Plamotamab) in such country in such Calendar Quarter.
(iii)Such deductions will be subject to Section 7.4.3.3 and applied in accordance with Section 7.4.3.4.
(b)If a Party becomes aware that it is necessary to obtain one or more licenses under any Patents or Know-How of any Third Party in order to practice any Xencor Binding Domain for a Licensed CD28 Antibody (including for a Licensed CD28 Antibody contained in a Licensed CD28 Product) in a country, such Party will promptly notify the other Party.  Xencor will have the sole responsibility and right to negotiate and obtain such license, provided that such license does not impose any liability, restriction or obligation on Janssen (beyond the terms and conditions in connection with the practice of such license) without Janssen’s consent.  Such Third Party’s Patents or Know-How, as applicable, will be included in the Xencor Research Patents, Xencor Patents or Xencor Research Know-How, as applicable.  Xencor will be responsible for all payments under such license.
(c)If a Party becomes aware that it is necessary to obtain one or more licenses under any Patents or Know-How of any Third Party in order to practice any Janssen Binding Domain for a Licensed CD28 Antibody (including for a Licensed CD28 Antibody contained in a Licensed CD28 Product) in a country, such Party will promptly notify the other Party.  Janssen will have the sole responsibility and right to negotiate and obtain such license, provided that such license does not impose any liability, restriction or obligation on Xencor (beyond the terms and conditions in connection with the practice of such license) without Xencor’s consent.  Such Third Party’s Patents or Know-How, as applicable, will be included in the Janssen Research Patents or Janssen Research Know-How, as applicable.  Janssen will be responsible for all payments under such license.
(d)For clarity, in accordance with Section 11.11.2(e), Xencor will be solely responsible for making all payments that become due under any Existing Third Party Agreement.
7.4.3.3 Royalty Floors.

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(a)In no event will the total reductions and deductions under Sections 7.4.3.1 and 7.4.3.2 reduce the royalties payable to Xencor under Section 7.4.1.2 or Section 7.4.1.3, as applicable, with respect to a given Licensed CD28 Product in a given country in any Calendar Quarter by more than [***] of the amount that would otherwise be payable if such reductions and deductions were not made.
(b)In no event will the total reductions and deductions under Sections 7.4.3.1 and 7.4.3.2 reduce the royalties payable to Xencor under Section 7.4.1.4 or Section 7.4.1.5, as applicable, with respect to a given CD28/Plamotamab Combination in a given country in any Calendar Quarter by more than [***] of the amount that would otherwise be payable if such reductions and deductions were not made.
(c) In no event will the total reductions and deductions under Sections 7.4.3.1 and 7.4.3.2 reduce the royalties payable to Xencor under Section 7.4.1.4 or Section 7.4.1.5, as applicable, with respect to a given Plamotamab Product (other than a CD28/Plamotamab Combination) in a given country in any Calendar Quarter by more than [***] of the amount that would otherwise be payable if such reductions and deductions were not made.
7.4.3.4Royalty Calculation.  If the royalties payable with respect to Net Sales of a Product (including as a Combination Product or part of a Combination Regimen) in a country in a Calendar Quarter are subject to reduction under Section 7.4.3.1 or deductions under Section 7.4.3.2, the royalties payable with respect to such Net Sales will be calculated as follows:
(a)First, determine the aggregate Net Sales of such Product in such country during such Calendar Quarter that occurred during the applicable Royalty Term (the “Quarterly Net Sales”).
(b)Second, determine the Effective Royalty Rate for the applicable Calendar Quarter.  The “Effective Royalty Rate” means, with respect to a particular Calendar Quarter, the amount (expressed as a percentage) equal to A ÷ B (i.e., A divided by B), where:
(i)A = Aggregate amount of royalties payable under Section 7.4.1.2, 7.4.1.3, 7.4.1.4 or 7.4.1.5, as applicable, applying the relevant royalty tiers, on aggregate annual Category A Net Sales or Category B Net Sales, as the case may be, in the Territory during such Calendar Quarter before applying any reductions under Section 7.4.3.1 or deductions under Section 7.4.3.2; and
(ii)B = Aggregate annual Category A Net Sales or Category B Net Sales, as the case may be, in the Territory during such Calendar Quarter (excluding any Net Sales of such Products that occurred after the expiration of the applicable Royalty Term).
(c)Third, multiply the Effective Royalty Rate by the Net Sales of such Product in such country in such Calendar Quarter that occurred during the applicable Royalty Term to determine the royalties that would have been payable on the Quarterly Net Sales under

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Section 7.4.1.2, 7.4.1.3, 7.4.1.4 or 7.4.1.5, as applicable, if no reduction or deduction applied under Section 7.4.3.1 or 7.4.3.2 (the “Unadjusted Quarterly Royalties” for such country).
(d)Last, reduce the Unadjusted Quarterly Royalties for such country to the amount specified in Section 7.4.3.1 and by the amount(s) specified in Section 7.4.3.2, as applicable, in each case, to the extent allowable by Section 7.4.3.3.

Example royalty calculations are attached hereto as Exhibit 7.4.3.4.

7.4.4Expiration of Royalty Term.
7.4.4.1Upon the expiration of the CD28 Royalty Term with respect to a Licensed CD28 Product in a country, Xencor hereby grants to Janssen a perpetual, irrevocable, non-exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the Xencor Intellectual Property, to Exploit such Licensed CD28 Product in the Field in such country.  For clarity, this license does not grant any right or license under any Patent that Covers any composition of matter of any Antibodies or other active ingredients other than the Licensed CD28 Antibody contained in such Licensed CD28 Product.
7.4.4.2Upon the expiration of the CD28/Plamotamab Combination Royalty Term with respect to a CD28/Plamotamab Combination in a country, Xencor hereby grants to Janssen a perpetual, irrevocable, non-exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the Xencor Intellectual Property and Xencor Plamotamab Intellectual Property, to Exploit such CD28/Plamotamab Combination in the Field in such country.  For clarity, this license does not grant any right or license under any Patent that Covers any composition of matter of any Antibodies or other active ingredients other than the Licensed CD28 Antibody and Plamotamab contained in such CD28/Plamotamab Combination.
7.4.4.3Upon the expiration of the Other Plamotamab Product Royalty Term with respect to Plamotamab Product in a country, Xencor hereby grants to Janssen a perpetual, irrevocable, non-exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the Xencor Plamotamab Intellectual Property, to Exploit such Plamotamab Product in the Field in such country.  For clarity, this license does not grant any right or license under any Patent that Covers any composition of matter of any Antibodies or other active ingredients other than the Plamotamab contained in such Plamotamab Product.
7.4.4.4For clarity, after the applicable Royalty Term expires with respect to a Product, combination or regimen in a country, the calculation of annual aggregate Net Sales of the corresponding Products in the Territory will exclude sales of such Products in such country (but, in the case of a regimen or combination, only to the extent the Royalty Term for such regimen or combination has also expired).
7.4.5Royalty Reports and Payments.  Commencing with the First Commercial Sale of any Licensed CD28 Product, CD28/Plamotamab Combination or other Plamotamab Product by

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Janssen or its Affiliates or sublicensees in the Territory, royalty payments are due and payable [***] after the end of each Calendar Quarter in which royalties are applicable.  Each payment of royalties under this Agreement will be accompanied with a report setting forth, by region (which regions will be the U.S., Canada, Japan, China, each of the Major European Countries and all other countries in the Territory), the Net Sales, the applicable royalty rate and the amount of royalty payment due on such Net Sales.  Additionally, Janssen will provide Xencor with a non-binding estimate of each royalty payment for each Calendar Quarter within [***] after the end of such Calendar Quarter. All reports delivered by Janssen under this Section will be Confidential Information of Janssen.
7.4.6Royalty Conditions.  All royalties due to Xencor under this Section 7.4 are subject to the following conditions: (a) only one royalty will be due with respect to the same unit of Product; and (b) no royalties will be due upon the sale or other transfer among Janssen or its Affiliates, but in such cases the royalty will be due and calculated upon Janssen’s or its Affiliate’s Net Sales to the first independent Third Party, and distributors of Janssen selling Licensed CD28 Product, CD28/Plamotamab Combination or other Plamotamab Product that are not otherwise sublicensees will not, for this purpose, be deemed to be sublicensees of Janssen and will instead be considered as independent Third Parties.
7.5Payment Terms.
7.5.1Payment Instruction.  All payments to be made by a Party hereunder will be made in Dollars by electronic funds transfer to the bank account as will be designated by the Party receiving the payment.
7.5.2Exchange Rate.  If any amounts that are relevant to the determination of amounts to be paid under this Agreement or any calculations to be performed under this Agreement are received or paid or initially reported in a currency other than U.S. Dollars, then such amounts will be converted to their U.S. Dollar equivalent as follows:
7.5.2.1Janssen will notify Xencor in writing of Johnson & Johnson’s Currency Hedge Rate for a given Calendar Year in advance of such Calendar Year, within [***] after the Currency Hedge Rate(s) are available from the GTSC or its Affiliates, which is customarily at the end of November of the preceding Calendar Year.
7.5.2.2Then: (i) the Currency Hedge Rate(s) as provided in the notice to Xencor will remain constant throughout the applicable Calendar Year; and (ii) Janssen will use such Currency Hedge Rate(s) to convert non-U.S. Dollar amounts to U.S. Dollars for the purpose of calculating Net Sales, royalties and the achievement of Sales Milestone Events for each Calendar Quarter in the applicable Calendar Year.
7.6Records; Audits.
7.6.1Records.

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Each Party will keep, and cause its Affiliates and sublicensees to keep, complete and accurate records of the items underlying Shared Development Costs, Net Sales and any other elements required to prepare the reports or calculate payments required by under this Agreement. Such records must be retained for a period of [***] following the relevant reporting period.

7.6.2Audits.
7.6.2.1Each Party will have the right at its own expense to have an independent, certified public accountant of nationally recognized standing, selected by such Party and reasonably acceptable to the other Party, review any records of the other Party and its Affiliates that are required to be kept pursuant to Section 7.6.1 in the location(s) where such records are maintained by the other Party or its Affiliates upon prior notice and during normal business hours and under obligations of confidence, for the sole purpose of verifying the basis and accuracy of payments made under this Agreement, within the prior [***] period.  Audits may not be conducted by a Party under this Section more than once every [***], and an audit of the records relating to a particular Calendar Year may be conducted not more than once.
7.6.2.2The report of the independent certified public accountant will be shared with the audited Party before distribution to the auditing Party so that the audited Party can provide the independent public accountant with justifying remarks for inclusion in the report before sharing the conclusions of such independent public audit with the auditing Party.  The final audit report will be shared with the auditing and audited Party at the same time and will specify whether the amounts paid to the auditing Party during the audited period were correct or, if incorrect, the amount of any underpayment or overpayment.  The audit report will only contain the information relevant to support the statement as to whether the amounts due under this Agreement were calculated and paid accurately and will not include any other confidential information (or other additional information that is ordinarily not included in the reports to the auditing Party) disclosed to the auditor during the course of the audit.
7.6.2.3If the review of such records reveals that the audited Party has failed to accurately report information pursuant to the relevant provisions of this Agreement or make any payment (or portion thereof) required under this Agreement, then the audited Party will pay, within [***] after receipt of the final audit report by the audited Party, to the auditing Party any underpaid amounts due under this Agreement.  If any such discrepancies resulted in an underpayment of amounts due under this Agreement greater than [***] of the amounts actually due for the applicable audit period, the audited Party will pay all reasonable costs incurred in conducting such review.  If the audited Party disagrees with the findings of the audit report, the Parties will first seek to resolve the matter between themselves, and in the event they fail to reach agreement, the dispute resolution provisions set forth in ARTICLE 15 will apply.
7.7Taxes.
7.7.1Withholding.

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7.7.1.1Janssen will make all payments to Xencor under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.
7.7.1.2Any Tax required to be withheld on amounts payable under this Agreement will be paid by Janssen on behalf of Xencor to the appropriate Governmental Authority, and Janssen will furnish Xencor with proof of payment of such Tax. Any such Tax required to be withheld will be an expense of and borne by Xencor. If any such Tax is assessed against and paid by Janssen, then Xencor will indemnify and hold harmless Janssen from and against such Tax.
7.7.1.3Janssen and Xencor will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Janssen to secure a reduction in the rate of applicable withholding Taxes.  On the date of execution of this Agreement, Xencor will deliver to Janssen an accurate and complete Internal Revenue Service Form W-9.
7.7.2Indirect Taxes.  Amounts payable under this Agreement do not include any sales, use, excise, value added or other applicable taxes, tariffs or duties.  If any taxing authority imposes a VAT, GST, sales, use, service, consumption, business or similar Tax with respect to the work undertaken under this Agreement, then Janssen agrees to pay that amount if specified in a valid invoice or supply exemption documentation.  For avoidance of doubt, Xencor will not be entitled to pass on to Janssen, and Janssen will not be obligated to pay or bear, any Tax that is based on Xencor’s real, personal or intangible property (whether owned or leased), corporate structure, franchise, continuing business operations, income, gross receipts, capital stock, net worth or imposed with respect to Xencor’s engagement of employees or independent contractors or that Xencor incurs upon subcontracting any work hereunder, in whole or in part, to any affiliated or non-affiliated third party.  Xencor is solely responsible, to the extent required by applicable law, for identifying, billing, and collecting the Taxes payable by Janssen in all relevant federal, state, county, municipal and other taxing jurisdictions and for filing all required tax returns in a timely manner.  To the extent that Xencor does not provide Janssen a valid invoice (i.e., an invoice compliant with this Agreement and the rules and regulations of the jurisdiction of both Xencor and Janssen, including separate identification of the Tax where legally required), Xencor shall be responsible for any penalty resulting directly from such noncompliance.  The Parties will cooperate in good faith to minimize Taxes to the extent legally permissible.
ARTICLE 8
LICENSE GRANTS; EXCLUSIVITY
8.1Grants.
8.1.1Licenses to Janssen.

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8.1.1.1Research License for Licensed CD28 Antibodies.  Subject to the terms and conditions of this Agreement, Xencor hereby grants, on behalf of itself and its Affiliates, to Janssen, during the Term, an exclusive (even as to Xencor and its Affiliates, except with respect to performance of its obligations under this Agreement), royalty-bearing, non-transferable (except as provided in Section 16.1), sublicenseable (solely as provided in Section 8.2) license, under the Xencor Research Intellectual Property, to Research Licensed CD28 Antibodies in the Field in the Territory (the “Research License”).
8.1.1.2Commercial License for Licensed CD28 Antibodies and Licensed CD28 Products.  Subject to the terms and conditions of this Agreement, Xencor hereby grants, on behalf of itself and its Affiliates, to Janssen, during the Term, an exclusive (even as to Xencor), royalty-bearing, non-transferable (except as provided in Section 16.1), sublicenseable (solely as provided in Section 8.2) license, under the Xencor Intellectual Property, to Exploit (but not to Research) Licensed CD28 Antibodies and Licensed CD28 Products (including, to the extent Janssen is granted a license to Plamotamab and Plamotamab Products under Section 8.1.1.3, CD28/Plamotamab Combinations) in the Field in the Territory.  Janssen shall not Develop, Manufacture or Commercialize during the Term (i) any Licensed CD28 Antibody that is Researched using Know-How or Patents Controlled by Xencor or its Affiliates that are not licensed to Janssen pursuant to the Research License or (ii) any Licensed CD28 Product containing a Licensed CD28 Antibody described in clause (i).
8.1.1.3License for Plamotamab and Plamotamab Products.  Subject to the terms and conditions of this Agreement, Xencor hereby grants, on behalf of itself and its Affiliates, to Janssen, during the Term, an exclusive (even as to Xencor), royalty-bearing, non-transferable (except as provided in Section 16.1), sublicenseable (solely as provided in Section 8.2) license, under the Xencor Plamotamab Intellectual Property, to Exploit (but not to Research) Plamotamab and Plamotamab Products (including, to the extent Janssen is granted a license to Licensed CD28 Antibodies and Licensed CD28 Products under Section 8.1.1.2, CD28/Plamotamab Combinations) in the Field in the Territory.
8.1.1.4Other Antibodies and APIs.  Notwithstanding anything to the contrary:
(a)the licenses granted by Xencor to Janssen under this Section 8.1.1 with respect to Licensed CD28 Products do not grant any right or license under any Patent that Covers any composition of matter of any Antibodies or other active ingredients other than Licensed CD28 Antibodies and, to the extent Janssen is granted a license to Plamotamab and Plamotamab Products under Section 8.1.1.3, Plamotamab; and
(b)the licenses granted by Xencor to Janssen under this Section 8.1.1 with respect to Plamotamab Products do not grant any right or license under any Patent that Covers any composition of matter of any Antibodies or other active ingredients other than Plamotamab and, to the extent Janssen is granted a license to Licensed CD28 Antibodies under Section 8.1.1.1 and Section 8.1.1.2, Licensed CD28 Antibodies.

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8.1.2Licenses to Xencor.
8.1.2.1Research License for Licensed CD28 Antibodies. Subject to the terms and conditions of this Agreement, Janssen, on behalf of itself and its Affiliates, hereby grants to Xencor, during the Research Program Term, a non-exclusive, royalty-free, non-transferable (except as permitted under in Section 16.1), sublicensable (solely as provided in Section 8.2) license under (a) the Xencor Intellectual Property licensed to Janssen under Section 8.1.1 and (b) the Janssen Research Intellectual Property, in each case ((a) and (b)), solely to the extent necessary for Xencor to perform its obligations under this Agreement with respect to the Research Program.
8.1.2.2License for Plamotamab and Plamotamab Products. Subject to the terms and conditions of this Agreement, Janssen, on behalf of itself and its Affiliates, hereby grants to Xencor, during the Term, a non-exclusive, royalty-free, non-transferable (except as permitted under in Section 16.1), sublicensable (solely as provided in Section 8.2) license under the Xencor Plamotamab Intellectual Property licensed to Janssen under Section 8.1.1, solely to the extent necessary for Xencor to perform its obligations under this Agreement with respect to the Plamotamab Development Plan and to conduct Independent Plamotamab/Tafa Studies to the extent permitted under Section 5.1.3.
8.1.3Cross-License.
8.1.3.1Subject to the terms and conditions of this Agreement (including the restrictions set forth in Section 3.4.3 and Section 8.4 and the confidentiality obligations under ARTICLE 10), Xencor hereby grants to Janssen a non-exclusive, worldwide, irrevocable, royalty-free, perpetual license to use for all purposes any technical Know-How Controlled by Xencor and disclosed to Janssen pursuant to this Agreement; provided, however, that such license does not include (i) a grant of any rights to Janssen for any Exploitation of any Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product, (ii) a right to practice any Patents owned or Controlled by Xencor or its Affiliates, (iii) a right to practice any Xencor Platform Technology, (iv) a right to practice Know-How embodied by Materials supplied by Xencor to Janssen, or (v) a right to use any Materials provided by Xencor.  For clarity, this does not give Janssen the right to disclose any Confidential Information of Xencor.
8.1.3.2Subject to the terms and conditions of this Agreement (including the restrictions set forth in Section 3.4.3 and Section 8.4 and the confidentiality obligations under ARTICLE 10), Janssen hereby grants to Xencor a non-exclusive, worldwide, irrevocable, royalty-free, perpetual license to use for all purposes any technical Know-How Controlled by Janssen and disclosed to Xencor pursuant to this Agreement; provided, however, that such license does not include (i) a grant of any rights to Xencor for any Exploitation of any Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product, (ii) a right to practice any Patents owned or Controlled by Janssen or its Affiliates, (iii) a right to practice Know-How embodied by Materials supplied by Janssen to Xencor, or (iv) a right to use any

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Materials provided by Janssen.  For clarity, this does not give Xencor the right to disclose any Confidential Information of Janssen.
8.1.4License to Assigned Inventions.  Subject to the terms and conditions of this Agreement (including the restrictions set forth in Section 3.4.3 and Section 8.4 and the confidentiality obligations under ARTICLE 10), Xencor hereby grants to Janssen a non-exclusive, worldwide, irrevocable, royalty-free, perpetual license to use for all purposes any Janssen Assigned Invention; provided, however, that such license does not include (i) a grant of any rights to Janssen for the Exploitation of any Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product or (ii) a grant of any rights to practice, other than Janssen Assigned Inventions, any Patents or Know-How owned or Controlled by Xencor or its Affiliates.  “Janssen Assigned Inventions” means the Inventions (and Patents filed thereon) that are assigned by Janssen to Xencor pursuant to Section 9.2.2.2(a) but not including those Inventions (and Patents filed thereon) primarily directed to an improvement of a Xencor Binding Domain.
8.1.5Affiliates.  If any of the Patents or Know-How licensed by one Party to the other Party pursuant to this Section 8.1 is Controlled by an Affiliate of the licensing Party, the licensing Party will procure that such Affiliate grants the licenses to the other Party in accordance with this Section 8.1.
8.2Sublicensing.
8.2.1Sublicenses by Janssen.  Janssen may grant and authorize sublicenses of any of the rights granted to it by Xencor under Section 8.1.1 and Section 8.1.3.2 without the consent of Xencor to one or more of its Affiliates or to one or more Third Parties through multiple tiers.  Janssen may grant and authorize sublicenses of any of the rights granted to it by Xencor under Section 8.1.3.1 without the consent of Xencor to one or more of its Affiliates.  Janssen may not grant or authorize sublicenses of any of the rights granted to it by Xencor under Section 8.1.3.1 to any Third Party without the prior written consent of Xencor, which will not be unreasonably withheld, delayed or conditioned.
8.2.2Sublicenses by Xencor.  Xencor may grant and authorize sublicenses of any of the rights granted to it by Janssen under Section 8.1 without the consent of Janssen to one or more of its Affiliates.  Xencor may not grant or authorize sublicenses of any of the rights granted to it by Janssen under Section 8.1 to any Third Party without the prior written consent of Janssen, which will not be unreasonably withheld, delayed or conditioned.
8.2.3Sublicense Requirements.  Each sublicense will be pursuant to a written agreement that is subject to and consistent with the terms and conditions of this Agreement.  The sublicensing Party will remain directly responsible and fully liable to the other Party for the performance of the sublicensee in accordance with this Agreement.  The sublicensing Party will provide to the other Party a copy of each sublicense agreement within [***] following the execution thereof, provided that the sublicensing Party will be permitted to redact commercially

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sensitive terms to the extent such terms are not necessary for the other Party to confirm compliance with this Agreement.
8.3No Implied Licenses.  Neither Party grants to the other Party any rights or licenses in or to any Know-How, Patents or other intellectual property rights, whether by implication, estoppel, or otherwise, other than the rights and licenses that are expressly granted under this Agreement.
8.4Exclusivity.
8.4.1Definitions.
8.4.1.1“Bispecific Competing Product” means [***].
8.4.1.2“Competing Product” means [***].
8.4.1.3“Derived Competing Product” means [***].
8.4.1.4“First Exclusivity Period” means the period beginning on the Effective Date and ending on the earlier of (i) the last day of the Term or (ii) [***].
8.4.1.5“Research Competing Product” means [***].
8.4.1.6“Scale-Up” means, with respect to a Licensed CD28 Product, that such Licensed CD28 Product has been successfully produced by or on behalf of Janssen or its Affiliates in a [***] that is at least [***] in volume.
8.4.1.7“Second Exclusivity Period” means the period beginning [***] and ending on the earlier of (i) the last day of the Term or (ii) [***].
8.4.1.8[***].
8.4.2First Exclusivity Period.  During the First Exclusivity Period, neither Party nor any of its Affiliates will conduct, directly or indirectly, or collaborate with, license or otherwise grant any rights to any Third Party to conduct any Research, non-clinical or clinical Development, Manufacture or Commercialization of any Research Competing Product in the Field in the Territory, except for use of Research Competing Products as research tools.
8.4.3Second Exclusivity Period. During the Second Exclusivity Period, neither Party nor any of its Affiliates will conduct, directly or indirectly, or collaborate with, license or otherwise grant any rights to any Third Party to conduct any clinical Development (or activities to scale-up for clinical Development), Manufacture or Commercialization of any Bispecific Competing Product in the Field in the Territory.  For clarity, for all purposes of this Section 8.4.3, “clinical Development” excludes Research.

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8.4.4Derived Competing Products.  During the Term, neither Xencor nor any of its Affiliates will conduct, directly or indirectly, or collaborate with, license or otherwise grant any rights to any Third Party to conduct any Research, non-clinical or clinical Development, Manufacture or Commercialization of any Derived Competing Product in the Field in the Territory.
8.4.5Effect of Xencor Change of Control.
8.4.5.1If, on the date of consummation of a Change of Control of Xencor, the Acquirer of Xencor in such Change of Control transaction is conducting Research, Development, Manufacture or Commercialization activities with respect to a Competing Product or Research Competing Product that would otherwise be prohibited under Section 8.4.2 (an “Acquirer Competing Product”), [***].

8.4.5.2[***].

8.4.5.3

(a)Except as provided in Section 8.4.5.3(b), the restrictions in Section 3.4.3.2 will apply to an Acquirer of Xencor and its Affiliates, and will continue to apply to Xencor and its other Affiliates, after the consummation of a Change of Control of Xencor.

(b)After the consummation of a Change of Control of Xencor, the restrictions in Section 3.4.3.2 will not apply to the Research, Development, Manufacture or Commercialization by the Acquirer of an Acquirer Competing Product containing a Janssen Binding Domain so long as (i) neither Xencor (nor any Affiliate of Xencor that was an Affiliate of Xencor immediately prior to such Change of Control) disclosed or otherwise provided the Janssen Binding Domain to the Acquirer and (ii) [***].

8.4.5.4For clarity, the restrictions in Section 8.4.4 will apply to an Acquirer of Xencor and its Affiliates, and will continue to apply to Xencor and its other Affiliates, after the consummation of a Change of Control of Xencor.
8.4.6Acquisition of Competing Products.  If either Party or any of its Affiliates acquires rights to any Competing Product or Research Competing Product (each an “Acquired Competing Product”) as the result of a merger, acquisition, combination or similar transaction with, of or by a Third Party, and as of the date of consummation of such transaction, there are on-going activities with respect to such Acquired Competing Product that are prohibited under Section 8.4.2 or Section 8.4.3 (in each case, after giving effect to Section 8.4.5), then the Party who acquired (or whose Affiliate acquired) such rights to such Acquired Competing Product (“Acquiring Party”) will, within [***] after the date of consummation of such transaction, notify the other Party in writing whether it (or its Affiliate) will:

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(a)enter into a definitive agreement with a Third Party to divest such Acquired Competing Product within [***] after the consummation of such transaction; or
(b)discontinue or terminate its activities with respect to such Acquired Competing Product no later than [***] after the closing of such transaction, until the expiration of the First Exclusivity Period or Second Exclusivity Period, as applicable.

During any period in which the Acquiring Party is permitted to continue Researching, Developing, Manufacturing or Commercializing such Acquired Competing Product in accordance with clause (a) or (b) above, the applicable prohibition under Section 8.4.2 or Section 8.4.3 will not apply with respect to such Acquired Competing Product, and the Acquiring Party will [***].

8.4.7Effect of Transfer of Xencor Intellectual Property. Neither Xencor nor any of its Affiliates will sell or otherwise transfer the ownership of any Xencor Intellectual Property or Xencor Plamotamab Intellectual Property to any Third Party (including through a sale or ownership transfer by an Affiliate of Xencor that Controls such intellectual property) without imposing on such Third Party the restrictions set forth in Section 8.4.2 solely with respect to its use of such Xencor Intellectual Property or Xencor Plamotamab Intellectual Property.  A Change of Control of Xencor or its Affiliates is not deemed to constitute, by itself, a sale or transfer of Xencor Intellectual Property or Xencor Plamotamab Intellectual Property under this Section 8.4.7.
8.4.8Existing Third Party Agreements.  Janssen agrees (and shall cause each of its sublicensees to agree) to comply with the terms of the Existing Third Party Agreements to the extent set forth on Schedule 8.4.8.  Janssen acknowledges that Xencor’s licenses to Xencor Plamotamab Intellectual Property under the Existing Third Party Agreements may be non-exclusive according to the terms of the Existing Third Party Agreements.  Accordingly, notwithstanding anything to the contrary in this Agreement, (a) the sublicenses granted to Janssen under this Agreement with respect to such Xencor Plamotamab Intellectual Property are non-exclusive and (b) Xencor’s obligations and Janssen’s rights under ARTICLE 9 with respect to such Patents are limited (and subject to) Xencor’s rights under the applicable Existing Third Party Agreements.  Specifically, as described in the Novartis Side Letter, certain Xencor Plamotamab Patents are co-owned between Novartis Institutes For Biomedical Research, Inc. (“Novartis”) and, notwithstanding anything in ARTICLE 9, Xencor’s obligations and Janssen’s rights under ARTICLE 9 with respect to such Patents are limited (and subject to) Xencor’s Prosecution rights set forth in the Novartis Side Letter.
ARTICLE 9
INTELLECTUAL PROPERTY
9.1Patent Representatives.  Each Party will designate a patent attorney or agent as its contact to coordinate with the other Party the filing, prosecution and maintenance of Patents as provided in this Article (the “Patent Representative”).

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9.2Inventions.
9.2.1Inventorship.  The Parties agree that ownership of inventions conceived or first reduced to practice in the course of activities performed under this Agreement, together with all intellectual property rights therein (collectively, “Inventions”) will be consistent in the Territory with ownership as determined by application of U.S. patent Laws pertaining to inventorship.  In no event will either Party be liable to the other Party for compensation to any inventors for Inventions conceived or first reduced to practice by director(s), officer(s) or employee(s) of the other Party regardless of which Party has ownership rights to such Inventions pursuant to this Section.
9.2.2Ownership.
9.2.2.1Subject to Section 9.2.2.2, all Inventions conceived or first reduced to practice solely by or on behalf of Janssen will be solely owned by Janssen, all Inventions conceived or first reduced to practice solely by or on behalf of Xencor will be solely owned by Xencor, and all Inventions conceived or first reduced to practice jointly by or on behalf of Janssen and Xencor will be jointly owned by Janssen and Xencor.
9.2.2.2Notwithstanding Section 9.2.2.1, the ownership of the following Inventions will be as follows, regardless of the inventorship of such Inventions between the Parties:
(a)Xencor will solely own any Invention that would otherwise be owned or jointly owned by Janssen that [***].
(b)Janssen will solely own any Invention that would otherwise be owned or jointly owned by Xencor that [***].

Each Party hereby makes all assignments necessary to accomplish the foregoing ownership.

9.2.2.3In the case of Inventions jointly owned by Janssen and Xencor (“Joint Inventions”), and any Patents that claim or disclose such Joint Inventions (“Joint Patents”), each Party will own an equal and undivided interest in the Joint Inventions and Joint Patents, with the right to practice, license and exploit the Joint Inventions and Joint Patents, without the duty or accounting or seeking consent from the other Party, subject to any exclusive licenses granted herein and in a manner not inconsistent with this Agreement.
9.2.2.4All inventions disclosed on Schedule 9.2.2.4 will be jointly owned by Janssen and Xencor and shall be considered Joint Inventions for all purposes of this Agreement (even though such inventions are not Inventions).  Each Party hereby makes all assignments necessary to accomplish such ownership.
9.2.3Disclosure.  Each Party will, and will cause its Affiliates to, promptly disclose to the other Party in writing, the conception, development or reduction to practice of: (a) any

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Invention that is conceived or first reduced to practice during the Research Program Term; and (b) any Invention that is conceived or first reduced to practice during the Term that would be the subject of a [***].  Each Party will cause its Affiliates, employees, directors and officers to assign to such Party, such Person’s right, title and interest in and to any such Inventions, and intellectual property rights therein, as is necessary to enable such Party to fully effect the ownership of such Inventions, and intellectual property rights therein, as provided for in Section 9.2.2.  Each Party will include provisions that effect the intent of this ARTICLE 9 in its relevant agreements with Third Party sublicensees and Third Party contractors performing obligations on its behalf pursuant to this Agreement.  Each Party will, and will cause its Affiliates, employees, directors, and officers, Third Party contractors and Third Party sublicensees, in each case to cooperate with the other Party and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect the other Party’s right, title and interest in and to Inventions, and intellectual property rights therein, as set forth in this Section 9.2.  Regardless of the foregoing and any provision of this Section 9.2, a Party engaging a CRO (or clinical trial site) for the conduct of Clinical Studies or a CMO may agree to such terms as to the ownership of intellectual property, including Patents, as is reasonable under the circumstances and/or customary.
9.3Prosecution of Patents.
9.3.1Xencor Patents.
9.3.1.1The Parties recognize that it is their shared goal to obtain the broadest patent coverage available with regard to the Xencor Plamotamab Patents, Xencor Patents and Xencor Research Patents, consistent with the goal of obtaining patents that are valid and enforceable as against Third Parties.  Janssen acknowledges that there may be multiple licensees of certain Xencor Plamotamab Patents, Xencor Patents or Xencor Research Patents which are included in Xencor Platform Technology and that Xencor has the right to determine how best to conduct patent prosecution of such Xencor Plamotamab Patents, Xencor Patents or Xencor Research Patents, as applicable, considering in good faith the interests of all such licensees to the extent obligated to do so.
9.3.1.2Xencor has the right using patent counsel selected by Xencor to prepare, file, prosecute (including any interferences, oppositions, reissue proceedings, reexaminations and similar proceedings) and maintain (collectively, “Prosecution” or to “Prosecute”) [***].  Xencor will take such reasonable acts in connection therewith as Xencor deems appropriate, provided Xencor considers in good faith any comments of Janssen and is acting in good faith to obtain and maintain: (a) [***] effective for market exclusivity of Licensed CD28 Products; and (b) [***] effective for market exclusivity of Plamotamab Products.  As of the Effective Date, Xencor uses certain external patent counsel to Prosecute Xencor B-Cell Antigen x CD28 Patents and Plamotamab Antibody Patents.  In the event that such external patent counsel are effectively replaced by Xencor, the replacement patent counsel must be reasonably acceptable to Janssen.

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9.3.1.3Section 9.3.1.2 notwithstanding, with respect to [***], Xencor will promptly provide Janssen with copies of all correspondence to or from the USPTO, EPO and equivalent patent offices in foreign jurisdictions, relating to such [***].  Xencor will reasonably cooperate with Janssen in Prosecuting the [***], and in such case, in the event of any disagreement between Xencor and Janssen regarding the Prosecution of [***] under this Section: (1) with respect to [***]: (A) after the earliest Candidate Selection Date, Janssen will have final decision-making authority and Xencor will (and will cause its outside counsel to) Prosecute such [***] as instructed by Janssen, including in countries requested by Janssen to the extent permitted by applicable Law; and (B) prior to [***], Xencor will have final decision-making authority; and (2) with respect to [***]: (A) after [***], Janssen will have final decision-making authority and Xencor will (and will cause its outside counsel to) Prosecute such [***] as instructed by Janssen, including in countries requested by Janssen to the extent permitted by applicable Law; and (B) prior to [***], Xencor will have final decision-making authority.
9.3.1.4If Xencor, prior or subsequent to filing any Patent that would constitute [***], elects not to Prosecute such Patent, Xencor will give Janssen notice thereof within a reasonable period prior to allowing such Patent to lapse or become abandoned or unenforceable, and Janssen will thereafter have the right, but not the obligation, to Prosecute such [***].  If Janssen assumes responsibility for such [***] pursuant to this Section, Xencor will reasonably cooperate with Janssen in Prosecuting such Patents and, in such case, in the event of any disagreement between Xencor and Janssen regarding the Prosecution of [***] under this Section, Janssen will have final decision-making authority and Xencor will (and will cause its outside counsel to) Prosecute [***] as instructed by Janssen, including in countries requested by Janssen to the extent permitted by applicable Law.
9.3.1.5As between the Parties, Xencor will be solely responsible for all costs and expenses Xencor incurs in connection with the Prosecution of [***].  Janssen will reimburse Xencor for all reasonable out-of-pocket costs incurred by Xencor in connection with the Prosecution of [***]; provided, however, that at any time Janssen may elect not to be responsible for such costs, in which case such applicable [***] will no longer be included in any licenses granted to Janssen hereunder.
9.3.1.6The Parties understand that certain grounds for rejection in the United States may be cured or remedied by assignment of a Patent from one Party to another to allow for the filing of terminal disclaimers.  In the case of [***] Controlled by Janssen for which such assignment can provide such remedy, the Parties agree to discuss in good faith the best course of action, including the assignment of [***] Controlled by Janssen to vest ownership in one or both Parties to remedy such rejection.  If, after discussion, the Parties do not agree on the course of action to take, either Party may refer the matter to the Executive Officers for resolution.  Such Executive Officers shall endeavor to meet promptly to discuss the matter.  If the Executive Officers do not reach consensus on such matter within [***] after such matter is referred to them, then (i) in the case of assignment of a [***], Xencor will have final say, and (ii) in the case of assignment of a [***] Controlled by Janssen, Janssen will have the final say.

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9.3.1.7It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “Create Act”). If Janssen or Xencor intends to overcome a rejection of a claimed invention in a [***] Controlled by Janssen pursuant to the provisions of the Create Act under this Agreement, such Party shall first obtain the prior written consent of the other Party. Following receipt of such written consent, Xencor and Janssen shall limit any amendment to the specification or statement to the patent office with respect to this Agreement to that which is strictly required by 35 USC § 102(c) and the rules and regulations promulgated thereunder and which is consistent with the terms and conditions of this Agreement.
9.3.2Janssen Patents. Janssen will be solely responsible for the Prosecution of and the cost for [***].
9.3.3Joint Patents.
9.3.3.1[***].
9.3.3.2[***].
9.3.3.3Joint Patent Costs.
(a)[***].
(b)[***].
9.3.4Cooperation.  Each Party agrees to reasonably cooperate with the other with respect to the Prosecution of Patents pursuant to this Section 9.3.  At the request of the other Party, the Party responsible for Prosecuting a Patent will make reasonable efforts to separately prosecute subject matter solely related to [***] separate from other subject matter which may be disclosed or claimed in any Patent hereunder, to the extent it may reasonably do so without jeopardizing or impairing any such Patents.  Each Party’s rights to Prosecute a Patent pursuant to this Section 9.3 will be subject to the applicable provisions of any agreements between the Party controlling such Patents and its licensor.  All information exchanged between the Parties under this Section 9.3 pertaining to any [***] will be deemed Confidential Information of Xencor, all information exchanged between the Parties under this Section 9.3 pertaining to any Janssen Patent will be deemed Confidential Information of Janssen, and all information exchanged between the Parties under this Section 9.3 pertaining to any Joint Patents will be deemed Confidential Information of both Parties.
9.4Patent Enforcement.
9.4.1Notice. In the event that Xencor or Janssen becomes aware of any actual infringement or threat of infringement of any Xencor Plamotamab Patent, Xencor Patent, Xencor Research Patent, Janssen Patent or Joint Patent by means of the sale, including the manufacture for sale, by a Third Party of a Third Party Competitive Product or a biosimilar product with

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respect to Plamotamab or any Plamotamab Product or any Licensed CD28 Antibody or any Licensed CD28 Product (as applicable), or if any Xencor Plamotamab Patent, Xencor Patent, Xencor Research Patent, Janssen Patent or Joint Patent is challenged in any action or proceeding (other than any oppositions, cancellations, interferences, reissue proceedings or reexaminations, which are addressed above) as invalid or unenforceable (such infringements and challenges collectively, “Product Infringement” with respect to such Plamotamab or Plamotamab Product or Licensed CD28 Antibody or Licensed CD28 Product (as applicable)), such Party will notify the other Party promptly, and following such notification, the Parties will confer.  As used in this Section, a “Third Party Competitive Product” means: (a) with respect to Plamotamab or a Plamotamab Product, any Antibody containing a CD20 Binding Domain and CD3 Binding Domain; and (b) with respect to a Licensed CD28 Antibody or Licensed CD28 Product, any Antibody containing a CD28 Binding Domain and a Selected B-Cell Antigen Binding Domain.
9.4.2Enforcement of [***].
9.4.2.1After earliest Candidate Selection, Janssen will have the first right to institute infringement suits or take other action under the [***], in each case to the extent the same is directed to a Product Infringement, including defense of a declaratory judgment action with respect to a potential Product Infringement (whether prior to or after the First Commercial Sale of such Licensed CD28 Product or Plamotamab Product (as applicable)) (each, an “Infringement Action”).  Janssen will have the right to institute such suit or other appropriate action in the name of Xencor or of Janssen, or in the names of both of them.  For clarity, Janssen will have the right to institute infringement suits or take other action under Patents owned or controlled by Janssen (not Joint Patents), provided that Janssen will keep Xencor reasonably updated on the progress of any such suits or actions.
9.4.2.2If Janssen institutes or undertakes an Infringement Action in accordance with Section 9.4.2.1, Xencor will cooperate fully with Janssen in its efforts to protect such Patents and will agree to be a party in any suit, if required, in each case with respect to such Infringement Action, in each case at Janssen’s sole expense.  Xencor will have the right, in Xencor’s sole discretion and at Xencor’s expense, to join or otherwise participate in such Infringement Action with legal counsel selected by Xencor.  Janssen will notify and keep Xencor apprised in writing of such Infringement Action and will consider and take into account Xencor’s reasonable interests and requests regarding such Infringement Action.
9.4.2.3If Janssen does not institute or undertake an Infringement Action in accordance with Section 9.4.2.1 for a period [***] after being requested by Xencor to do so, or (if sooner) at least [***] prior to the last date such Infringement Action may be brought, Xencor may institute or undertake and thereafter control such Infringement Action.  In such event, Xencor will have the right, but not the obligation, to institute or undertake such suit or other appropriate Infringement Action in the name of Xencor or of Janssen or in the names of both of them.  Janssen will cooperate fully with Xencor in its efforts to protect such Patents and will agree to be a party in any suit, if required, in each case with respect to such Infringement Action, in each case at Xencor’s sole expense.  Janssen will have the right, in Janssen’s sole discretion

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and at Janssen’s expense, to join or otherwise participate in such Infringement Action with legal counsel selected by Janssen.  Xencor will notify and keep Janssen apprised in writing of such Infringement Action and will consider and take into account Janssen’s reasonable interests and requests regarding such Infringement Action.
9.4.3Enforcement of Joint Patents other than [***].
9.4.3.1Xencor will have the first right to institute infringement suits or take other actions directed to a Product Infringement of [***], including defense of a declaratory judgment action with respect to a potential Product Infringement.  Xencor will have the right to institute such suit or other appropriate action in the name of Xencor or of Janssen, or in the names of both of them.  Janssen will cooperate fully with Xencor in its efforts to protect such Patents and will agree to be a party in any suit, if required, at Xencor’s sole expense.  Xencor will notify and keep Janssen apprised in writing of such action and will consider and take into account Janssen’s reasonable interests and requests regarding such action.
9.4.3.2If Xencor does not institute or undertake an action in accordance with Section 9.4.3.1 for a period of [***] after being requested by Janssen to do so, or (if sooner) at least [***] prior to the last date such action may be brought, then Janssen may institute or undertake and thereafter control such action, in the name of Xencor or of Janssen or in the names of both of them.  Janssen will cooperate fully with Xencor in its efforts to protect such Patents and will agree to be a party in any suit, if required, at Janssen’s sole expense.
9.4.4Conduct of Patent Litigation under the Biologics Price Competition and Innovation Act.  If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA or equivalent in any other jurisdiction pertaining to and naming a Licensed CD28 Product as a reference product (a “Biosimilar Application”) or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), such Party will, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA or equivalent in any other jurisdiction.  If either Party receives any equivalent or similar certification or notice in any other jurisdiction, such Party will, within [***], notify and provide the other Party with copies of such communication.  Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, Janssen will have the first right, but not the obligation, to initiate an Infringement Action against the filer of the Biosimilar Application to enforce any [***], including whether or not to utilize, in whole or in part, the procedures provided in Section 351 of the PHSA or equivalent in any other jurisdiction.  If Janssen institutes any such Infringement Action, then Xencor will join as a party to such claim, suit or proceeding requiring it as a party at Xencor’s sole cost and expense. If Janssen does not institute or undertake such an Infringement Action for a period [***] after being requested by Xencor to do so, or (if sooner) at least [***] prior to the last date such Infringement Action may be brought, Xencor may institute or undertake and thereafter control such Infringement Action at Xencor’s sole cost and expense.  With respect to a [***] and to the

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extent the action is under this Section, Xencor will determine whether any infringement suit or other action will be initiated, and if so, which Party will have the right to initiate and undertake such action and other matters pertaining to such action.
9.4.5Cooperation. In any Infringement Action brought under this Section 9.4 in any jurisdiction, each Party will reasonably cooperate with each other, in good faith, relative to the other Party’s efforts to protect the applicable Patents and will agree to be a party to such Infringement Action, if necessary.  Notwithstanding anything to the contrary in this Section 9.4, neither Party will settle or compromise any related defense or infringement suit brought under the [***] pursuant to this Section 9.4 without the prior written consent of the other Party, which consent will not be unreasonably withheld.  Furthermore, each Party will provide the other Party with reasonable prior notice and opportunity to review and comment, and will consider in good faith all reasonable comments from the other Party on, any proposed arguments asserted or to be asserted in any enforcement action under this Section 9.4.
9.4.6Recoveries. With respect to any Infringement Action or other action against a Product Infringement initiated pursuant to this Section 9.4, any recovery obtained as a result of any such proceeding, by settlement or otherwise, will be applied in the following order of priority:
(a)first, the Parties will be reimbursed for all out-of-pocket expenses incurred by the Parties in connection with such Infringement Action or other action and not otherwise recovered (which reimbursement will be made proportionally if such recovery is less than the total of such out-of-pocket expenses); and
(b)any remainder will be (i) [***] if recovered by Janssen and (ii) if recovered by Xencor, allocated [***].
9.4.7Upstream Limitations.  Each Party’s rights to enforce or defend a Xencor Patent, Xencor Research Patent, or Joint Patent against a Product Infringement pursuant to this Section 9.4 will be subject to the applicable provisions of any agreements between the Party controlling such Patents and its licensor.
9.4.8Other Enforcement of Xencor Patents, Janssen Patents and Joint Patents. As between the Parties, Xencor will have the sole right, in its sole discretion, to enforce any [***] against any infringement that is not a Product Infringement and to retain all related recoveries, and Janssen will have the sole right, in its sole discretion, to enforce any Janssen Patent against any infringement that is not a Product Infringement and to retain all related recoveries.  If there is any infringement of any Joint Patent that is not a [***], then each Party will have the right to enforce such Joint Patent at its sole expense.
9.5Patent Term Extensions.  Janssen will have the sole discretion, after consultation with Xencor, to determine which [***], if any, are extended with respect to any Licensed CD28 Product or Plamotamab Product (as the case may be) pursuant to the U.S. Drug Price

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Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of Member States of the EU and other similar measures in other jurisdictions worldwide.  Upon Janssen’s request, the Parties will discuss whether any [***] will be extended with respect to any Licensed CD28 Product or Plamotamab Product (as the case may be), which extension may be made only with Xencor’s written consent.  Xencor and Janssen will each cooperate and use reasonable efforts to gain any such patent term extension permitted under this Section 9.5.  All filings for such extensions will be made by the Party responsible for the Prosecution of such Patents.
9.6Regulatory Data Protection.  To the extent required by or permitted by Law, Xencor and Janssen will each cooperate with one another and will use Diligent Efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities during the Term, all applicable Licensed CD28 Products or Plamotamab Products (as the case may be) that Janssen intends to, or has begun to, Commercialize and that, in case of the United States, have become the subject of an application for a Marketing Approval submitted to FDA, such listings to include all so called “Purple Book” listings of biologic products by both the Center for Drug Evaluation and Research (CDER) and Center for Biologics Evaluation and Research (CBER) required under section 351(a) of the PHSA and any foreign equivalent, and will cooperate and use Diligent Efforts to secure all applicable exclusivity protection available as a Biologic Reference Product under the Purple Book.
9.7Patent Invalidity Claims.
9.7.1Right to Respond. If during the Term a Third Party initiates a patent opposition, reexamination, or other proceeding in the US Patent Office, European Patent Office or foreign equivalent, asserting that [***] are invalid or otherwise unenforceable (an “Invalidity Claim”), the Parties will treat this as a Prosecution in accordance with Section 9.3.1 or Section 9.3.3.  For the avoidance of doubt, any response to a Third Party declaratory judgment action with respect to [***] claims or a counterclaim of invalidity or unenforceability of such claims made in the context of an Infringement Action, to the extent the same pertains to a potential Product Infringement, will be deemed an Infringement Action and will be governed by Section 9.4.
9.7.2Invalidity Claims. The non-controlling Party will cooperate with the controlling Party in the preparation and formulation of a response to an Invalidity Claim, and in taking other steps reasonably necessary to respond, to such Invalidity Claim.  The controlling Party will have the sole and exclusive right to select counsel for the response to such Invalidity Claim.  The non-controlling Party will also have the right to participate and be represented relative to such proceeding by its own counsel at its own expense.  The controlling Party will not settle or compromise any Invalidity Claim in a manner that admits the invalidity or unenforceability of any [***], or that requires a payment to the Third Party in respect of such Invalidity Claim, without the consent of the other Party, which consent will not be unreasonably withheld.  For clarity, “control” under this Section will mean final decision-making authority regarding Prosecution.

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9.8Claimed Infringement.  Each of the Parties will promptly notify the other in the event that any Third Party files any suit or brings any other action alleging patent infringement by Janssen or Xencor with respect to the Exploitation of Plamotamab or a Plamotamab Product or any Licensed CD28 Antibody or a Licensed CD28 Product (any such suit or other action referred to herein as an “Infringement Claim”).  In the event of any Infringement Claim, the Parties will promptly, and within [***] of notice from either Party to the other thereof, discuss which Party will control the response to such Infringement Claim, and if the Parties do not mutually agree upon which Party will control, then Janssen will have the right to control the defense of such Infringement Claim.  Upon the request of the Party controlling the response to the Infringement Claim, the other Party will reasonably cooperate with the controlling Party at the controlling Party’s expense in the reasonable defense of such Infringement Claim.  The other Party will have the right to consult with the controlling Party concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation at its own expense.  The damages or recovery obtained by the Third Party asserting such Infringement Claim will be paid by Janssen.  Notwithstanding the foregoing, (i) no settlement will be entered into, or accepted, without the prior written consent of the other Party if such settlement would materially adversely affect the rights and benefits of, or impose or adversely affect any obligations on, such other Party, which consent will not unreasonably be withheld, delayed or conditioned, and (ii) the Parties’ rights and obligations under this Section 9.8 will be subject to ARTICLE 12, if applicable.
9.9Acquirer Intellectual Property.
9.9.1If Xencor undergoes a Change of Control, all Xencor Research Intellectual Property, Xencor Intellectual Property and Xencor Plamotamab Intellectual Property Controlled by Xencor immediately before the consummation of the Change of Control shall continue to be Xencor Research Intellectual Property, Xencor Intellectual Property or Xencor Plamotamab Intellectual Property, as applicable, for purposes of this Agreement.  “Acquirer Intellectual Property” means any Patents or Know-How Controlled by the Acquirer (or any other Affiliate of Xencor that becomes an Affiliate through any Change of Control of Xencor) that were Controlled by the Acquirer or such other Affiliate (and not Xencor) immediately prior to such Change of Control (other than as a result of a license or other grant of rights, covenant or assignment by Xencor or its other Affiliates to, or for the benefit of, the Acquirer or such Affiliate).  For purposes of this Section 9.9.1, references in the definition of “Control” to “a Party” will be deemed to include the Acquirer and its Affiliates.
9.9.2Notwithstanding anything to the contrary in this Agreement, Xencor Research Intellectual Property, Xencor Intellectual Property and Xencor Plamotamab Intellectual Property shall not be deemed to include (and Xencor and its Affiliates shall not be deemed to Control) any Acquirer Intellectual Property unless and solely to the extent such Acquirer Intellectual Property is used by Xencor or the Acquirer, or any of their respective Affiliates, to Research any Primary Antibody.  Xencor will notify Janssen in advance before using any Acquirer Intellectual Property to Exploit any Licensed CD28 Antibody, Licensed CD28 Product, Plamotamab or Plamotamab Product under this Agreement.

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9.10Trademarks.  Janssen shall have the sole and exclusive right to, in its sole discretion, develop and select (and conduct clearance searches for) the trademark(s) used to brand the Licensed CD28 Products and Plamotamab Products (including any CD28/Plamotamab Combinations) in the Territory, which may vary by country or within a country (the “Product Marks”).  For clarity, Product Marks do not include any corporate names and logos of Janssen.  As between the Parties, Janssen shall own all rights in the Product Marks and shall register and maintain, in its sole discretion and at its own cost and expense, the Product Marks in the countries and regions in the Territory that it determines to be appropriate.  Janssen shall have the sole right, in its discretion and at its expense, to defend and enforce the Product Marks.
ARTICLE 10
CONFIDENTIALITY AND PUBLICITY
10.1Non-Disclosure and Non-Use.
10.1.1During the Term and [***], the Party (the “Receiving Party”) receiving or otherwise in possession of Confidential Information of the other Party (the “Disclosing Party”) will: (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own confidential or proprietary information of similar kind and value (but no less than reasonable efforts); (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted in Sections 10.3 and 10.4; and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, internal management and operations directly related to this Agreement or, in the case of Janssen, in connection with the making of voting or investment decisions with respect to the shares of Xencor acquired by Janssen or its Affiliate (it being understood that this ARTICLE 10 does not create or imply any rights or licenses not expressly granted under this Agreement).
10.1.2“Confidential Information” means all non-public or proprietary information (a) disclosed orally, visually, in writing or other form by or on behalf of a Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such Party) pursuant to or in connection with this Agreement, whether prior to, on or after the Execution Date or (b) expressly designated as Confidential Information of a Party under another provision of this Agreement.
10.1.3Any Know-How that is a Janssen Assigned Invention will be deemed the Confidential Information of Xencor only.
10.1.4Any data or non-public information relating to the Licensed CD28 Antibodies generated by either Party in the performance of the Research Program activities under this Agreement (“Research Program Results”) is deemed to be the Confidential Information of both Parties during the Term.  After the Term, (a) all Research Program Results generated by Xencor shall be deemed the Confidential Information of Xencor (and not Janssen), and (b) all Research

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Program Results generated by Janssen shall be deemed the Confidential Information of Janssen (and not Xencor), subject to the license granted to Xencor by Janssen under Section 13.5.2.2.
10.2Exceptions.

The obligations in Section 10.1 will not apply to the extent of any portion of the Confidential Information that the Receiving Party can show by competent written evidence:

(a)is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party under this Agreement;
(b)was known to the Receiving Party or any of its Affiliates, without any obligation to the Disclosing Party to keep it confidential or any restriction on its use, before disclosure to the Receiving Party or any of its Affiliates by the Disclosing Party;
(c)is subsequently disclosed to the Receiving Party or any of its Affiliates on a non-confidential basis by a Third Party that, to the Receiving Party’s knowledge after due inquiry, is not bound by a duty of confidentiality to the Disclosing Party or restriction on its use;
(d)is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or any of its Affiliates in violation of this Agreement, generally known or available, either before or after it is disclosed to the Receiving Party by the Disclosing Party; or
(e)is independently discovered or created by or on behalf of the Receiving Party or any of its Affiliates without the use of or reference to the Confidential Information of the Disclosing Party.
10.3Authorized Disclosure.  The Receiving Party may disclose Confidential Information of the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:
(a)filing, prosecuting, maintaining, enforcing or defending Patents as permitted by this Agreement;
(b)as reasonably required in generating regulatory documentation (including INDs/CTAs and Drug Approval Applications) and filing for and obtaining regulatory licenses as permitted by this Agreement;
(c) prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

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(d)subject to Section 10.4, complying with applicable Law (including regulations promulgated by securities exchanges) or court or administrative orders, including as a result of any actions taken by a Party not in violation of this Agreement;
(e)complying with any obligation under this Agreement, or as otherwise expressly permitted under Section 7.6.2.2; or
(f)to its Affiliates and existing or prospective (sub)licensees, subcontractors, consultants, agents and advisors to the extent reasonably necessary for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement or to a prospective Acquirer or (sub)licensee in connection with bona fide due diligence, each of whom before disclosure must be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in this ARTICLE 10, provided that the Receiving Party will remain responsible for any violation of such confidentiality provisions by any Person who receives Confidential Information pursuant to this Section 10.3(f) and provided further that Xencor may not disclose any Confidential Information of Janssen to a prospective Acquirer unless and until such Third Party has provided Xencor with a written proposal for a Change of Control transaction (including financial compensation) and Xencor’s board of directors has determined (or is considering whether) to pursue negotiations with such prospective Acquirer with respect to such proposal.

If and whenever any Confidential Information is disclosed in accordance with this Section 10.3, such disclosure will not cause such information to cease to be Confidential Information for purposes of this Agreement, except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement).  Notwithstanding the foregoing, if a Party intends to make a disclosure of the other Party’s Confidential Information pursuant to Section 10.3(c) or Section 10.3(d), it will, except where impracticable or not legally permitted, give [***] advance notice (or, if [***] notice is not possible under the circumstances, reasonable advance notice) to the other Party of such disclosure and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure (but no less than reasonable efforts).

10.4Terms of Agreement.  This Agreement and all of the terms of this Agreement will be treated as Confidential Information of each Party.  In addition to the disclosures permitted under Section 10.3, either Party may disclose the terms of this Agreement and other information relating to this Agreement or the transactions contemplated by this Agreement to the extent required, in the reasonable opinion of such Party’s counsel, to comply with the rules and regulations promulgated by the United States Securities and Exchange Commission or the Nasdaq Stock Market or similar security regulatory authorities or stock market in other countries, including as a result of any actions taken by a Party not in violation of this Agreement.  If a Party intends to disclose this Agreement or any of its terms or other such information in accordance with this Section 10.4, such Party will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure and seek confidential treatment of

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portions of this Agreement or such terms or information, as may be reasonably requested by the other Party in a timely manner.
10.5Publicity.
10.5.1Initial Press Release.  Each Party may, but is not obligated to, make a public announcement of the execution of this Agreement in the form attached as Exhibit 10.5.1 to this Agreement, which will be issued at a time to be mutually agreed by the Parties no later than [***] after the Execution Date.
10.5.2Further Publicity.  Except as required to comply with applicable Law or as permitted by Section 10.3, 10.4 or 10.5.1, if either Party intends to issue any press release or make other public statement disclosing any information relating to this Agreement, it will give the other Party a reasonable opportunity to review and comment and will consider any such comments in good faith.  In addition, such Party will not issue such press release or public statement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.  If a Party intends to issue such a press release or other public statement as required to comply with applicable Law, such Party will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure.  Notwithstanding the foregoing, once information relating this Agreement has been publicly disclosed as permitted under this Agreement, neither Party is required to obtain the other Party’s consent or provide notice of its further public disclosure, provided that such information remains accurate and not misleading in all material respects at the time of such further public disclosure.
10.6Prior Non-Disclosure Agreement.  As of the Execution Date, the terms of this ARTICLE 10 supersede the Mutual Confidentiality Disclosure Agreement by and between Janssen Research & Development, LLC (“JRD”) and Xencor [***].  Any information disclosed pursuant to such agreement that was deemed “Confidential Information” under such agreement is deemed to be Confidential Information under this Agreement.
10.7Equitable Relief.  Given the nature of the Confidential Information and the competitive damage that may result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this ARTICLE 10.  In addition to all other remedies, a Party is entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this.
10.8Publications.
10.8.1Either Party may publish or present results of any Clinical Study conducted by such Party relating to a Licensed CD28 Product or a Plamotamab Product in journals or at conferences, subject to the prior review and comment by the other Party as set forth in Section 10.8.2.  The Party who conducted a Clinical Study is responsible for registering such Clinical

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Study in the appropriate clinical study registry and reporting Clinical Study results as may be required under applicable Law.
10.8.2The publishing Party will provide the non-publishing Party with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy of it to the non-publishing Party no less than [***] before its intended submission for publication or presentation. The non-publishing Party will have [***] of its receipt of any such abstract, manuscript or presentation to comment, and the publishing Party will consider in good faith such non-publishing Party’s comments in such abstract, manuscript or presentation. If the non-publishing Party objects to the disclosure in writing within the applicable review period, the publishing Party must delete from the proposed disclosure any of the non-publishing Party’s Confidential Information upon the request of the non-publishing Party. In the event of concern over patent protection, the publishing Party may not submit such publication or make such presentation containing such information until the non-publishing Party is given a reasonable period of time, and in no event less than [***], to seek patent protection for any material in such publication or presentation which it believes is patentable, unless the publishing Party reasonably determines that publication of such information is required by applicable Law.
ARTICLE 11
REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS
11.1Representations of Authority.  Xencor and Janssen each represents and warrants to the other Party that, as of the Execution Date, it has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement and that it has the right to grant to the other the licenses and sublicenses granted pursuant to this Agreement.
11.2Consents.  Xencor and Janssen each represents and warrants to the other Party that, except for any regulatory licenses, pricing or reimbursement approvals, manufacturing approvals or similar approvals necessary for the Exploitation of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products, all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by it as of the Execution Date in connection with the execution, delivery and performance of this Agreement (as contemplated as of the Execution Date) have been obtained by the Execution Date, except for those required under the HSR Act or that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Exploitation of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products.
11.3No Conflict.  Xencor and Janssen each represents and warrants to the other Party that, notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement by such Party, the performance of such Party’s obligations under this Agreement (as contemplated as of the Execution Date) and the licenses and sublicenses to be granted by such Party pursuant to this Agreement (i) do not conflict with or violate with such Party’s organizational documents or any requirement of Laws existing as of the Execution Date and

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applicable to such Party and (ii) do not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Execution Date, except, in each case, for those conflicts, violations, breaches or defaults that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Exploitation of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products.
11.4Enforceability.  Xencor and Janssen each represents and warrants to the other Party that, as of the Execution Date, this Agreement is a legal and valid obligation binding upon it and is enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding in equity or at law).
11.5Additional Representations and Warranties of Xencor for Licensed CD28 Products.  Xencor represents and warrants to Janssen that, as of the Execution Date:
11.5.1Except for [***], neither Xencor nor any of its Affiliates is party to any license agreement with a Third Party in effect on the Execution Date pursuant to which Xencor (or their respective Affiliates) is obligated to pay any amount to such Third Party to practice the Xencor Research Patents or Xencor Patents that Cover Specified Xencor Know-How, or any Specified Xencor Know-How that relates to the Xencor Binding Domains, with respect to Xencor’s (or their respective Affiliates’) Exploitation of Licensed CD28 Antibodies and Licensed CD28 Products pursuant to this Agreement.
11.5.2Except for [***], to the knowledge of Xencor, Xencor exclusively owns all Xencor Research Patents and Xencor Patents that Cover Specified Xencor Know-How, licensed to Janssen hereunder that exists on the Execution Date (the “Existing Xencor Intellectual Property”).  Except for [***], no Xencor Research Patents or Xencor Patents that relate to the Xencor Binding Domains licensed to Janssen hereunder are licensed to Xencor by a Third Party.  Except for [***], Xencor is the exclusive owner of all Patents set forth in Schedule 11.5.10.  There are no agreements with any Third Party pursuant to which Xencor has licensed to Third Parties rights with respect to the Licensed CD28 Antibodies or Licensed CD28 Products.  With respect to the inventions related to the CD28 Binding Domains set forth on Schedule 11.5.2 (the “Xencor CD28 Inventions”): (a) none of the Xencor CD28 Inventions are licensed to Xencor by a Third Party; (b) Xencor has not disclosed any sequence of any Xencor CD28 Invention to any Third Party; and (c) there are no agreements with any Third Party pursuant to which Xencor has licensed to such Third Party rights with respect to any of the Xencor CD28 Inventions.
11.5.3Xencor has all rights necessary to grant the licenses under the Xencor Research Intellectual Property and Xencor Intellectual Property that it grants to Janssen in this Agreement.
11.5.4Xencor has not previously licensed, assigned, transferred, or otherwise conveyed to any Third Party any right, title or interest in, to or under the Existing Xencor Intellectual

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Property in any way that would legally conflict with the licenses and rights granted to Janssen under this Agreement.  Xencor has not previously otherwise granted any rights to any Third Party in any way that would legally conflict with the licenses and rights granted to Janssen under this Agreement.
11.5.5Xencor has not entered into any agreement that would create a lien, charge or encumbrance with respect to the Xencor Research Patents or Xencor Patents, and the Xencor Research Patents and Xencor Patents are free and clear of any liens, charges and encumbrances, in either case that would conflict with the license grants to Janssen under this Agreement.  For clarity, a license granted by Xencor to a Third Party does not constitute an “encumbrance” for purposes of this Section 11.5.5.
11.5.6To the knowledge of Xencor, neither Xencor nor any of its Affiliates or their respective current or former employees has misappropriated any of (i) the Know-How necessary or used by Xencor for the Exploitation of the Licensed CD28 Antibodies and Licensed CD28 Products by Xencor as of the Execution Date, or (ii) the Xencor Research Know-How, in each case from any Third Party, and Xencor is not aware of any claim by a Third Party that such misappropriation has occurred.
11.5.7Xencor has not received any written notice of any existing or threatened actions, suits or other proceedings pending against it with respect to the Xencor Research Intellectual Property or Xencor Intellectual Property (other than patent office actions or the actions of any Regulatory Authority) that have not already been disclosed to Janssen.
11.5.8Except as already disclosed, Xencor has not received written notice from a Third Party claiming that a patent owned by such Third Party would be infringed by the manufacture, use, sale, offer for sale or import of the Licensed CD28 Antibodies or Licensed CD28 Products in the Territory, and no Third Party has threatened in writing to make any such claim.
11.5.9 To the knowledge of Xencor, the use, practice or application by Xencor or Janssen (or their respective Affiliates or sublicensees) of any Specified Xencor Know-How that relates to the Xencor Binding Domains as contemplated under the Research Plan would not misappropriate the intellectual property of any Third Party.  To the knowledge of Xencor, the use, practice or application by Xencor or Janssen (or their respective Affiliates or sublicensees) of any Xencor CD28 Invention would not infringe any claim of an issued and unexpired patent of any Third Party.
11.5.10 The Patents listed in Schedule 11.5.10 represent all Patents that are existing as of the Execution Date that Xencor or any of its Affiliates owns or Controls that Cover or first disclose in a Patent any invention Controlled by Xencor that Xencor reasonably believes may Cover a Primary Antibody.  Xencor: (i) is not aware of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of such listed Patents other than patent office actions or the actions of any Regulatory Authority and; and

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(ii) is not aware of any claim made against it challenging Xencor’s Control of such listed Patents or making any adverse claim of ownership of the rights of Xencor to such listed Patents.
11.5.11 Xencor has not prepared, filed or obtained any INDs/CTAs, Drug Approval Applications or any other regulatory documentation or regulatory licenses for any Licensed CD28 Antibodies or Licensed CD28 Products in any jurisdiction.
11.5.12 Xencor has conducted, and has used reasonable efforts to cause its contractors and consultants to conduct, the Research, Development and Manufacture of the Licensed CD28 Antibodies and Licensed CD28 Products in accordance in all material respects with applicable Law, including as applicable GCP and GLP.
11.5.13 Neither Xencor nor any of its Affiliates has conducted (or had a Third Party conduct on its behalf) before the Execution Date any Research, Development or Manufacture of any Antibody that comprises a Binding Domain which binds any epitope of a Research B-Cell Antigen and a CD28 Binding Domain or any product that contains such an Antibody, except to the extent that Xencor disclosed in writing such Antibodies to Janssen before the Execution Date. Xencor has made available to Janssen all material information in Xencor’s or its Affiliate’s Control relating to its activities concerning such Antibodies.
11.5.14 There is no claim, action, suit, arbitration, inquiry, audit or investigation by or before any Governmental Authority pending or, to the knowledge of Xencor, threatened against Xencor or involving any of the Licensed CD28 Antibodies or Licensed CD28 Products. There is no award, stay, writ, judgement, injunction, decree or similar order of any Governmental Authority outstanding, or to Xencor’s knowledge pending, involving Xencor or any of the Licensed CD28 Antibodies or Licensed CD28 Products. No clinical trial of any Licensed CD28 Product has been conducted by or on behalf of Xencor.
11.5.15 Neither Xencor nor any of its Affiliates is or has been a party to any agreement with a Governmental Authority pursuant to which such Governmental Authority provided or may provide funding for the Development of any Licensed CD28 Antibody or Licensed CD28 Product. None of the Xencor Research Patents, Xencor Patents or Xencor Research Know-How are or include any invention that was conceived or first actually reduced to practice in the performance of work under a funding agreement between Xencor and any Governmental Authority.

Notwithstanding the foregoing, Xencor makes no representations or warranties (and none of the foregoing representations and warranties shall apply) with respect to any Licensed CD28 Antibody disclosed in Schedule 1.64 or any activities with respect thereto except to the extent the breach of such representation or warranty relates to Xencor’s use or incorporation of a Xencor Binding Domain or Xencor Research Intellectual Property in such antibody or to Janssen’s use or incorporation of a Xencor Binding Domain in such antibody.

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11.6Additional Representations and Warranties of Xencor for Plamotamab Products.  Xencor represents and warrants to Janssen that, as of the Execution Date:
11.6.1Except for the Existing Third Party Agreements set forth on Schedule 11.6.1, neither Xencor nor any of its Affiliates is party to any license agreement with a Third Party in effect on the Execution Date pursuant to which Xencor (or their respective Affiliates) is obligated to pay any amount to such Third Party for the practice of any intellectual property rights with respect to (a) Xencor’s (or their respective Affiliates’) Exploitation of Primary Plamotamab and Plamotamab Products existing as of the Execution Date (“Primary Plamotamab Products”) or (b) the Parties’ Exploitation of Plamotamab and Plamotamab Products as expressly contemplated by the Initial Development Activities.
11.6.2The Existing Third Party Agreements constitute all agreements pursuant to which Xencor has licensed rights with respect to Primary Plamotamab, Primary Plamotamab Products and the Xencor Plamotamab Intellectual Property that is both: (a) licensed to Janssen hereunder; and (b) necessary to (i) Exploit Primary Plamotamab and Primary Plamotamab Products or (ii) Exploit Plamotamab and Plamotamab Products as expressly contemplated by the Initial Development Activities.  Xencor has provided Janssen with a copy of each such Existing Third Party Agreement as well as all other material agreements related to Primary Plamotamab Products existing as of the Execution Date.  Xencor has not received any written notice that it is not in compliance with the terms of any such agreement.
11.6.3Xencor, together with its Affiliates, are the sole and exclusive owners of, or otherwise Control, the Xencor Plamotamab Intellectual Property.  Xencor has all rights necessary to grant the licenses under the Xencor Plamotamab Intellectual Property that it grants to Janssen in this Agreement.
11.6.4Xencor has not previously (i) licensed, assigned, transferred, or otherwise conveyed any right, title or interest in, to or under the Patents that are Xencor Plamotamab Intellectual Property, or (ii) otherwise granted any rights, in each case, to any Third Party in any way that would legally conflict with the licenses and rights granted to Janssen under this Agreement.
11.6.5Except to the extent set forth in the Novartis Agreements, Xencor has not entered into any agreement that would create a lien, charge or encumbrance with respect to the Xencor Plamotamab Patents, and the Xencor Plamotamab Patents are free and clear of any liens, charges and encumbrances, in either case that would conflict with the license grants to Janssen under this Agreement.  For clarity, a license granted by Xencor to a Third Party does not constitute an “encumbrance” for purposes of this Section 11.6.5.
11.6.6To the knowledge of Xencor, neither Xencor nor any of its Affiliates or their respective current or former employees has misappropriated any of (i) the Know-How necessary or used by Xencor for the Exploitation of Plamotamab and Plamotamab Products by Xencor as of the Execution Date, or (ii) the Xencor Plamotamab Know-How, in each case from any Third

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Party, and Xencor is not aware of any claim by a Third Party that such misappropriation has occurred.
11.6.7Xencor has not received any written notice of any existing or threatened actions, suits or other proceedings pending against it with respect to the Xencor Plamotamab Intellectual Property (other than patent office actions or the actions of any Regulatory Authority) that have not already been disclosed to Janssen.
11.6.8Except as already disclosed to Janssen in writing (including, without limitation, in any public securities filing), Xencor has no knowledge of, and has not received written notice from a Third Party claiming that, any patent owned by a Third Party would be infringed by the manufacture, use, sale, offer for sale or import of Plamotamab or Plamotamab Products in the Territory, and no Third Party has threatened to make any such claim.
11.6.9To Xencor’s knowledge, except as already disclosed to Janssen in writing (including, without limitation, in any public securities filing), the use, practice or application by Xencor or Janssen (or their respective Affiliates or sublicensees) of any of the Xencor Plamotamab Intellectual Property as contemplated by the Initial Development Activities does not infringe any claim of an issued and unexpired patent of any Third Party or misappropriate the intellectual property of any Third Party.
11.6.10The Patents listed in Schedule 11.6.10 represent all Patents that Xencor or any of its Affiliates owns or Controls that Cover or disclose any invention necessary or used by Xencor for the Exploitation of Plamotamab Products utilized therein as of the Execution Date.  Xencor: (i) is not aware of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of listed Patents other than patent office actions or the actions of any Regulatory Authority and; and (ii) is not aware of any claim made against it challenging Xencor’s Control of listed Patents or making any adverse claim of ownership of the rights of Xencor to listed Patents.
11.6.11 Except as set forth on Schedule 11.6.11, Xencor has not prepared, filed or obtained any INDs/CTAs, Drug Approval Applications or any other regulatory documentation or regulatory licenses for Plamotamab or any Plamotamab Products in any jurisdiction. Xencor has conducted, and has used reasonable efforts to cause its contractors and consultants to conduct, the Research, Development and Manufacture of Plamotamab and Plamotamab Products in accordance in all material respects with applicable Law, professional scientific standards, accepted ethical standards, including as applicable GCP and GLP, and applicable experimental protocols, procedures and controls.
11.6.12  Xencor has made available to Janssen all material information in Xencor’s or its Affiliate’s control relating to the Research, Development and Manufacture of Plamotamab and Plamotamab Products as conducted by or on behalf of Xencor prior to the Execution Date, including complete and correct copies of the following, if any: adverse event reports; clinical study reports and material study data; and Regulatory Authority inspection

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reports, notices of adverse findings, warning letters, regulatory filings and other material correspondence with Regulatory Authorities.
11.6.13 There is no claim, action, suit, arbitration, inquiry, audit or investigation by or before any Governmental Authority pending or, to the knowledge of Xencor, threatened against Xencor or involving Plamotamab or any Plamotamab Products. There is no award, stay, writ, judgement, injunction, decree or similar order of any Governmental Authority outstanding, or to Xencor’s knowledge pending, involving Xencor or Plamotamab or any Plamotamab Products.
11.6.14 Neither Xencor nor any of its Affiliates is or has been a party to any agreement with a Governmental Authority pursuant to which such Governmental Authority provided or may provide funding for the Development of Plamotamab or any Plamotamab Products. None of the Xencor Plamotamab Intellectual Property are or include any invention that was conceived or first actually reduced to practice in the performance of work under a funding agreement between Xencor and any Governmental Authority.
11.7No Warranties.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY, AND EACH PARTY HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO LICENSED CD28 ANTIBODIES, LICENSED CD28 PRODUCTS, PLAMOTAMAB AND PLAMOTAMAB PRODUCTS.  EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE EXPLOITATION OF LICENSED CD28 ANTIBODIES, LICENSED CD28 PRODUCTS, PLAMOTAMAB AND PLAMOTAMAB PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO THE LICENSED CD28 PRODUCTS OR PLAMOTAMAB PRODUCTS WILL BE ACHIEVED.
11.8No Debarment or Exclusion.  Each Party represents and warrants that, as of the Execution Date, neither it nor any of its Affiliates, nor any of their officers, employees or agents has been debarred or is subject to debarment as authorized by Section 306 of the United States Federal Food, Drug, and Cosmetic Act or has been excluded or is subject to exclusion from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7, and neither Party nor any of its Affiliates will use in any capacity, in connection with the Exploitation of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab or Plamotamab Products in the Field, any Person who has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, who is the subject of a conviction described in such section, who has been excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7 or who has been convicted of any crime or engaged in any conduct for which such Person could be excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7.  Each Party agrees to inform the other Party in writing immediately if it, any

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of its officers, employees or agents, or any Person who is performing services under this Agreement is debarred, is the subject of a conviction described in Section 306 of the United States Federal Food, Drug, and Cosmetic Act, is excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7 or is convicted of any crime for which such Person could be excluded from participation in Government Health Care Programs under 42 U.S.C. § 1320a-7, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s knowledge, is threatened, relating to the debarment, exclusion or conviction of such Party or any Person used in any capacity by such Party or any of its Affiliates in connection with the Exploitation of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab or Plamotamab Products.
11.9Compliance with Anti-Corruption Laws.
11.9.1Notwithstanding anything to the contrary in this Agreement, each Party hereby agrees that:
(a)it will not, in the performance of this Agreement, perform any actions that are prohibited by local and other anti-corruption laws (including the provisions of the U.S. Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to one or both Parties to this Agreement;
(b)it will not, in the performance of this Agreement, directly or indirectly, make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a government official or government employee, to any political party or any candidate for political office or to any other Third Party related to the transaction with the purpose of influencing decisions related to either Party and/or its business in a manner that would violate Anti-Corruption Laws;
(c)Xencor will designate an individual within its organization to receive training from Janssen on Anti-Corruption Laws as well as applicable rules on interactions with health care professionals, as mutually agreed to by the Parties.  Such designated individual will then provide such training on Anti-Corruption Laws, using applicable training materials to be provided by Janssen, on at least an annual basis to all persons employed by Xencor who perform any activities under this Agreement and interact with government officials or health care professionals in the normal course of their responsibilities.  Upon the Parties' mutual agreement, such training may also be provided directly by Janssen to such employees of Xencor.  Xencor and Janssen will each use reasonable efforts to provide such training or training materials to any contractors or subcontractors of such Party engaged to perform activities under this Agreement where such contracted or subcontracted activities include responsibility for, directly or indirectly, interacting with Public Officials.  Xencor may fulfill its obligation under the preceding sentence by requesting appropriate materials from Janssen and forwarding such materials, if any, received from Janssen to the applicable contractor or subcontractor.  If Xencor is not able to obtain a contractor or subcontractor’s agreement to receive such training or materials, Xencor will use reasonable efforts to facilitate an introduction of Janssen to such

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contractor or subcontractor and not object to reasonable efforts of Janssen to provide such training or materials to the applicable contractor or subcontractor.  Any training and materials provided by Janssen does not relieve Xencor of any obligations it has independent of this Agreement and Xencor will not rely on Janssen’s training and materials for any such obligations;
(d)Xencor will, on an annual basis upon request by the other Party, verify in writing that to the best of such Party’s knowledge, there have been no violations of Anti-Corruption Laws by such Party or persons employed by or subcontractors used by such Party in the performance of this Agreement, or will provide details of any exception to the foregoing; and
(e)Xencor will maintain records (financial and otherwise) and supporting documentation related to the subject matter of this Agreement in order to document or verify compliance with the provisions of this Section 11.9.1, and upon request of the other Party, up to once per year and upon reasonable advance notice, will provide a Third Party auditor mutually acceptable to the Parties with access to such records for purposes of verifying compliance with the provisions of this Section 11.9.1.  Acceptance of a proposed Third Party auditor may not be unreasonably withheld by either Party.  It is expressly agreed that the costs related to the Third Party auditor will be fully paid by the Party requesting the audit, and that any auditing activities may not unduly interfere with the normal business operations of Party subject to such auditing activities.  The audited Party may require the Third Party auditor to enter into a reasonable confidentiality agreement in connection with such an audit.
11.9.2Xencor hereby represents and warrants to Janssen that, to its knowledge as of the Execution Date, neither Xencor nor any of its subsidiaries nor any of their Affiliates, directors, officers, employees, distributors, agents, representatives, sales intermediaries or other Third Parties acting on behalf of Xencor or any of its subsidiaries or any of their Affiliates:
(a)has taken any action in violation of any applicable Anti-Corruption Law; or
(b)has corruptly, offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any Public Official (as defined in Section 11.9.4 below), for the purposes of:
(i)influencing any act or decision of any Public Official in his official capacity;
(ii)inducing such Public Official to do or omit to do any act in violation of his lawful duty;
(iii)securing any improper advantage; or
(iv)inducing such Public Official to use his or her influence with a government, governmental entity, or commercial enterprise owned or controlled by any

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government (including state-owned or controlled veterinary or medical facilities) in obtaining or retaining any business whatsoever.
11.9.3Xencor hereby represents and warrants to Janssen that, as of the Execution Date, none of the officers, directors, employees of Xencor or of any of its subsidiaries acting on behalf of Xencor or any of its subsidiaries, in each case that are employed or reside outside the United States, are themselves Public Officials.
11.9.4For purposes of this Section 11.9, “Public Official” means:
(a)any officer, employee or representative of any regional, federal, state, provincial, county or municipal government or government department, agency or other division;
(b)any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary or medical facility;
(c)any officer, employee or representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; and
(d)any person acting in an official capacity for any government or government entity, enterprise or organization identified above.
11.10Additional Third Party Technology.  Xencor shall obtain Janssen’s written consent prior to making, identifying, and characterizing any Primary Antibody that cannot be Exploited without Know-How Controlled by Xencor or its Affiliates (or Patents that Cover such Know-How) that is licensed to Xencor (other than pursuant to [***]).
11.11 [***].
11.11.1 [***] are Controlled by Xencor as of the Execution Date. Janssen acknowledges that Xencor’s license to [***] is non-exclusive. Accordingly, notwithstanding anything to the contrary in this Agreement, all rights and licenses granted to Janssen under this Agreement with respect to [***] are non-exclusive. Any amounts due to [***] or any other Third Party under [***] shall be the sole responsibility of Xencor.
11.11.2 With respect to [***], Xencor will:
(a)use Diligent Efforts to maintain in full force and effect such agreement (in accordance with its terms) and keep Janssen fully informed of any material development pertaining thereto for so long as [***] or other intellectual property that are the subject of such agreement, as the case may be, are sublicensed to Janssen in accordance with Section 8.1;

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(b)not take any action to terminate, modify, amend, waive any right, to the extent incompatible with the rights sublicensed to Janssen in accordance with Section 8.1;
(c)not fail to enforce any right, knowingly breach or otherwise take any other action with respect to such agreement that would reasonably be expected to materially impact the rights granted to Janssen under this Agreement, without the consent of Janssen;
(d)comply in all material respects with the terms of such agreement;
(e)make all payments that become due under such agreement in accordance with the terms of such agreement;
(f)if Xencor or any of its Affiliates receives written notice claiming that Xencor or any of its Affiliates has breached or defaulted under, or is in breach of or default under, its obligations under such agreement, provide a copy thereof to Janssen promptly after receipt and, following consultation with Janssen, consider Janssen’s input in good faith and take such actions as may be reasonably necessary to cure any breach or default; and
(g)take all actions reasonably requested by Janssen to provide Janssen with the rights and/or benefits available to Xencor or Janssen as a sublicensee under [***] or under [***].
ARTICLE 12
INDEMNIFICATION; INSURANCE
12.1Indemnification by Janssen.  Janssen will indemnify, defend and hold harmless Xencor and its Affiliates, and their respective officers, directors, employees, agents, sublicensees, and their respective successors, heirs and assigns and representatives (the “Xencor Indemnitees”), from and against any and all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including reasonable legal expenses, reasonable costs of litigation and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind brought by a Third Party or Governmental Authority (collectively, “Losses”), to the extent arising out of or relating to:
(a)the gross negligence, intentional misconduct of or violation of Law by Janssen, its Affiliates, or its sublicensees and its or their respective directors, officers, employees and agents;
(b)any breach of, or inaccuracy in, any representation or warranty made by Janssen in this Agreement, or any breach or violation of any covenant or agreement of Janssen in or pursuant to this Agreement;
(c)the Exploitation of any Licensed CD28 Antibody or Licensed CD28 Product by or for Janssen or any of its Affiliates, sublicensees, agents and contractors; or

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(d)the Exploitation of Plamotamab or any Plamotamab Product by or for Janssen or any of its Affiliates, sublicensees, agents and contractors;

except, in each case, to the extent such Losses arise out of or relate to the negligence of Xencor or any of the other Xencor Indemnitees or to the extent otherwise arising out of or relating to clause (a) or clause (b) of Section 12.2.

12.2Indemnification by Xencor.  Xencor will indemnify, defend and hold harmless Janssen and its Affiliates, and their respective officers, directors, employees, agents, sublicensees, and their respective successors, heirs and assigns and representatives (the “Janssen Indemnitees”), from and against any and all Losses, to the extent arising out of or relating to:
(a)the gross negligence, intentional misconduct of or violation of Law by Xencor, its Affiliates, or its sublicensees and its or their respective directors, officers, employees and agents;
(b)any breach of, or inaccuracy in, any representation or warranty made by Xencor in this Agreement, or any breach or violation of any covenant or agreement of Xencor in or pursuant to this Agreement;
(c)the Research of any Primary Antibody by or for Xencor or any of its Affiliates, sublicensees, agents and contractors (but not including Losses relating to intellectual property infringement or the subsequent Exploitation of any Licensed CD28 Antibody or Licensed CD28 Product arising out of or relating to such Research by or for Janssen or any of its Affiliates, sublicensees, agents and contractors);
(d)the Detailing of any Licensed CD28 Product by or for Xencor or any of its Affiliates, sublicensees, agents and contractors;
(e)the conduct of any Independent Plamotamab/Tafa Study by or for Xencor or any of its Affiliates, agents and contractors;
(f)the Exploitation of Plamotamab or any Plamotamab Product by or for Xencor or any of its Affiliates, sublicensees, agents and contractors (but not including Losses relating to intellectual property infringement) prior to the Effective Date or in performance of the Phase 1 Exploration Study or the Tafa/len Safety Run-in; or
(g)the making, using, offering for sale, selling or importing of Plamotamab or any Plamotamab Product, as Plamotamab or such Plamotamab Product exists on or before the Execution Date, actually or allegedly infringing any Patents of Merus B.V.

except, in each case, to the extent such Losses arise out of or relate to the negligence of Janssen or any of the other Janssen Indemnitees or to the extent otherwise arising out of or relating to clause (a) or clause (b) of Section 12.1.

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12.3Indemnification Procedures.
12.3.1Indemnification Claims.  A claim to which indemnification applies under Section 12.1 or Section 12.2 will be referred to as an “Indemnification Claim”.
12.3.2Notice.  If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this ARTICLE 12, the Indemnitee will notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim; provided, however, that failure of the Indemnitee to give such notice will not relieve the Indemnitor of its indemnification obligation under this ARTICLE 12, except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice.  Each claim notice will describe in reasonable detail the basis for such claim (the “Claim Basis”) and specify the amount or the estimated amount of Losses actually incurred or paid by the Indemnitee as a result of the Claim Basis, to the extent ascertainable.
12.3.3Defense of Indemnification Claims.  By delivering notice to the Indemnitee within [***] after delivery of notice described in Section 12.3.2, the Indemnitor may assume and control, with the sole power to direct, the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee.  If the Indemnitor does not assume control of the defense of the Indemnification Claim as described in this Section 12.3.3, the Indemnitee will control such defense at Indemnitor’s expense (subject to Sections 12.1 and 12.2).  The Party not controlling such defense may participate therein at its own expense.  The Party controlling the defense of an Indemnification Claim will keep the other Party advised of the status of such Indemnification Claim and the defense thereof and will reasonably consider recommendations made by the other Party with respect thereto.  The other Party will cooperate fully with the Party controlling such defense and will make available all pertinent information under its control, which information will be subject to ARTICLE 10, and cause its employees to be available in a deposition, hearing or trial.
12.3.4Resolution of Indemnification Claims.  Neither the Indemnitor nor the Indemnitee will admit fault on behalf of the other Party without the written consent of such other Party. The Indemnitee will not settle or compromise an Indemnification Claim without the prior written consent of the Indemnitor. The Indemnitor will not settle or compromise an Indemnification Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnitee from all liability with respect thereto or that imposes any liability or obligation on the Indemnitee for which the Indemnitee is not indemnified under this Agreement, without the prior written consent of the Indemnitee.
12.4Insurance.  Each Party will acquire and maintain, at its own expense, insurance or self-insurance, as reasonably necessary to cover its own product liability and its obligations under this Agreement.  Within [***] following written request from the other Party, each Party will furnish to such other Party a certificate of insurance evidencing such coverage.

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ARTICLE 13
TERM AND TERMINATION
13.1Term.  Unless terminated earlier in accordance with this ARTICLE 13, this Agreement will remain in force for the period (the “Term”) commencing on the Execution Date and ending, on a country-by-country basis and a Product-by-Product or CD28/Plamotamab Combination-by-CD28/Plamotamab Combination basis, as follows: (a) with respect to a Licensed CD28 Product, upon the expiration of the applicable Royalty Term in such country for such Licensed CD28 Product; (b) with respect to a Plamotamab Product, upon the expiration of the applicable Royalty Term in such country for such Plamotamab Product; and (c) with respect to a CD28/Plamotamab Combination, upon the expiration of the applicable Royalty Term in such country for such CD28/Plamotamab Combination.  The following provisions will become effective on the Execution Date: ARTICLE 1 (Definitions), ARTICLE 10 (Confidentiality and Publicity), ARTICLE 11 (Representations and Warranties; Certain Covenants), ARTICLE 14 (Efforts to Obtain Clearances), ARTICLE 15 (Dispute Resolution), ARTICLE 16 (Miscellaneous) and this Section 13.1 (Term), Section 13.2 (Termination for Material Breach), Section 13.4 (Provisions for Insolvency), Section 13.5.1.2, Section 13.5.4 (Non-Exclusive Remedy) and Section 13.5.5 (Survival) (with respect to any provisions that become effective on the Execution Date).  All other provisions of this Agreement will not become effective until the Effective Date.
13.2Termination for Material Breach.
13.2.1Right to Terminate for Material Breach. Either Party (the “Non-breaching Party”) may terminate this Agreement in its entirety in the event of a material breach of this Agreement by the other Party (the “Breaching Party”), by providing [***] prior notice to the Breaching Party (the “Cure Period”).  Such notice will reasonably describe the alleged material breach in sufficient detail to put the Breaching Party on notice and clearly state the Non-breaching Party’s intent to terminate this Agreement if the alleged breach is not cured within the Cure Period.  Notwithstanding the foregoing: (a) the Cure Period in connection with a material breach of a payment obligation under ARTICLE 7 will be [***]; and (b) if the alleged material breach (other than a payment breach), by its nature, is curable, but is not reasonably curable within the Cure Period, then such Cure Period will be extended if the Breaching Party provides a written plan for curing such breach to the Non-breaching Party and uses Diligent Efforts to cure such breach in accordance with such written plan, provided that no such extension will exceed [***] without the consent of the Non-breaching Party.  A breach of Section 5.1.2.1(b)(i), Section 6.4.1.1 or Section 6.4.2.1 by Janssen will not constitute a material breach of this Agreement for purposes of this Section 13.2.
13.2.2Disputes.  If the Breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Section 13.2, and the Breaching Party provides the other Party notice of such dispute within the Cure Period, then the Non-breaching Party will not have the right to terminate this Agreement under Section 13.2 with respect to such alleged breach unless and until (a) the dispute resolution process in ARTICLE 15 has finally determined that the Breaching Party has materially breached

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this Agreement and (b) the Breaching Party fails to cure such material breach within [***] (or [***] in the case of the breach of a payment obligation) following such final determination.  It is understood and agreed that, during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder.
13.3Other Rights of Termination.
13.3.1Without Cause.  Janssen may, upon [***] prior notice to Xencor, terminate this Agreement in its entirety without cause.
13.3.2Termination of Plamotamab Program.
13.3.2.1Janssen Termination of Plamotamab Program.  Janssen may, upon [***] prior notice to Xencor, terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products without cause as provided in Section 5.1.2.1(a)(i), Section 5.1.2.1(a)(ii)(2) and Section 5.1.2.1(a)(iv)(1).  In addition, Janssen may, upon [***] prior notice to Xencor, terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products without cause at any time following completion of the Plamotamab POC Study.
13.3.2.2Breach of Plamotamab Diligence Obligations.
(a)Xencor may terminate this Agreement solely with respect to Plamotamab and the Plamotamab Products in the event Janssen materially breaches its obligations under Section 5.1.2.1(b)(i), Section 6.4.1.1 or Section 6.4.2.1, as applicable, by providing [***] prior notice to Janssen (the “Plamotamab Cure Period”).  Such notice will reasonably describe the alleged material breach in sufficient detail to put Janssen on notice and clearly state Xencor’s intent to terminate this Agreement with respect to Plamotamab and the Plamotamab Products if the alleged breach is not cured within the Plamotamab Cure Period.  During the Plamotamab Cure Period, if Janssen requests a meeting with Xencor to discuss the alleged material breach, the Parties will meet within [***] after Janssen’s request.  During such meeting, Xencor and Janssen will discuss in good faith a plan to remedy the alleged material breach.  For clarity, if Xencor alleges material breach of Section 6.4.1.1, Janssen may exercise its rights under Section 6.4.1.4 at any time during the Plamotamab Cure Period, in which case Janssen will have cured such alleged breach.
(b)If Janssen disputes in good faith the existence or materiality of a breach specified in a notice provided by Xencor in accordance with this Section 13.3.2.2, and Janssen provides Xencor notice of such dispute within the Plamotamab Cure Period, then Xencor will not have the right to terminate this Agreement with respect to Plamotamab and the Plamotamab Products under this Section 13.3.2.2 with respect to such alleged breach unless and until (i) the dispute resolution process in ARTICLE 15 has finally determined that Janssen has breached its obligations under Section 5.1.2.1(b)(i), Section 6.4.1.1 or Section 6.4.2.1, as applicable, and (ii) Janssen fails to cure such breach within [***] following such final

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determination.  It is understood and agreed that, during the pendency of such dispute, all of the terms and conditions of this Agreement applicable to Plamotamab and the Plamotamab Products will remain in effect and the Parties will continue to perform all of their respective obligations hereunder with respect to Plamotamab and the Plamotamab Products.
(c)For clarity, a breach of Section 5.1.2.1(b)(i), Section 6.4.1.1 or Section 6.4.2.1 by Janssen will not constitute a material breach of this Agreement for purposes of this Section 13.2.
(d)For clarity, if Xencor terminates this Agreement solely with respect to Plamotamab and Plamotamab Products under this Section 13.3.2.2 after this Agreement has been terminated solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products, then this Agreement will be deemed to be terminated in its entirety as of the effective date of termination under this Section 13.3.2.2.
13.3.3Termination of Licensed CD28 Program.  Xencor will have the right to terminate this Agreement solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products in accordance with Section 3.7.4, Section 6.4.2, Section 6.4.3, or Section 6.5.  For clarity: (a) if Xencor terminates this Agreement solely with respect to Licensed CD28 Antibodies and Licensed CD28 Products under this Section 13.3.3 after this Agreement has been terminated solely with respect to Plamotamab and the Plamotamab Products, then this Agreement will be deemed to be terminated in its entirety as of the effective date of termination under this Section 13.3.3; and (b) termination of this Agreement solely with respect to Licensed CD28 Antibodies and Licensed CD28 Products means, without limitation, that Section 8.4 (other than Section 8.4.8) shall no longer apply after such termination.
13.4Provisions for Insolvency.
13.4.1Right to Terminate for Insolvency.  Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such other Party consents to the involuntary bankruptcy or such petition is not dismissed within [***] after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors (each, an “Insolvency Event”).
13.4.2Section 365(n) of the Bankruptcy Code.  All rights and licenses now or hereafter granted by Xencor to Janssen under or pursuant to this Agreement, including, for the avoidance of doubt, the licenses granted to Janssen pursuant to Section 8.1, are, for all purposes of Section 365(n) of Title 11 of the United States Code, as amended (such Title 11, the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code.  Upon the occurrence of any Insolvency Event with respect to Xencor, Xencor agrees that

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Janssen, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  Without limiting the generality of the foregoing, Xencor and Janssen intend and agree that any sale of Xencor’s assets under Section 363 of the Bankruptcy Code will be subject to Janssen’s rights under Section 365(n), that Janssen cannot be compelled to accept a money satisfaction of its interests in the intellectual property licensed pursuant to this Agreement, and that any such sale therefore may not be made to a purchaser “free and clear” of Janssen’s rights under this Agreement and Section 365(n) without the express, contemporaneous consent of Janssen.  Further, each Party agrees and acknowledges that all payments by Janssen to Xencor hereunder, other than Sales Milestone Payments, under Section 7.3 and royalty payments under Section 7.4, do not constitute royalties within the meaning of Section 365(n) of the Bankruptcy Code or relate to licenses of intellectual property hereunder.  Xencor will, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property.  Xencor and Janssen acknowledge and agree that “embodiments” of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data, regulatory filings and marketing approvals.  If (i) a case under the Bankruptcy Code is commenced by or against Xencor, (ii) this Agreement is rejected as provided in the Bankruptcy Code, and (iii) Janssen elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, Xencor (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:
13.4.2.1provide to Janssen all such intellectual property (including copies of embodiments of such intellectual property) held by Xencor and such successors and assigns, or otherwise available to them, immediately upon Janssen’s written request; and
13.4.2.2not interfere with Janssen’s rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the Bankruptcy Code.

If Xencor or any of its successors or assigns provides to Janssen any of the intellectual property licensed hereunder (or any embodiment thereof) under this Section 13.4.2, Janssen will have the right to perform Xencor’s obligations under ARTICLE 3 with respect to such intellectual property, but neither such provision nor such performance by Janssen will release Xencor from liability resulting from rejection of the license or failure to perform such obligations.

13.4.3Other Rights.  All rights, powers and remedies of Janssen provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code with respect to Xencor.  The Parties agree that they intend the following rights to extend to the maximum extent permitted by law, and to be enforceable under Bankruptcy Code Section 365(n):

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13.4.3.1the right of access to any intellectual property (including all embodiments thereof) of Xencor, or any Third Party with whom Xencor contracts to perform an obligation of Xencor under this Agreement, and, in the case of the Third Party, which is necessary for the manufacture, use, sale, import or export of Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab or Plamotamab Products; and
13.4.3.2the right to contract directly with any Third Party to complete the contracted work.
13.5Effects of Termination or Expiration.
13.5.1Effects of Termination.  In the event of termination of this Agreement by either Party pursuant to Section 13.2, Section 13.3, or Section 13.4, then the following provisions of this Section 13.5.1 will apply upon the effective date of such termination.  If this Agreement is terminated solely with respect to Plamotamab and the Plamotamab Products, then the provisions of this Section 13.5.1 will apply only with respect to Plamotamab and the Plamotamab Products, and if this Agreement is terminated solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products, then the provisions of this Section 13.5.1 will apply only with respect to the Licensed CD28 Antibodies and Licensed CD28 Products.
13.5.1.1All licenses and other rights granted to either Party pursuant to this Agreement will terminate, except those expressly stated to survive termination of this Agreement.
13.5.1.2Each Party will use Diligent Efforts to return or destroy, at the Disclosing Party’s election, all Confidential Information of the other Party (provided, however, that the Receiving Party may keep one copy of such Confidential Information subject to an ongoing obligation of confidentiality for archival purposes only), except for any Confidential Information to which the Receiving Party has a continuing right of use.  This obligation to return or destroy Confidential Information does not extend to automatically generated computer back-up or archival copies generated in the ordinary course of information system’s procedures; provided, however, that except as expressly set out herein, the Receiving Party will not access nor make any use of such copies.  If this Agreement is terminated solely with respect to Plamotamab and the Plamotamab Products, or solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products, this Section will not apply to Confidential Information solely and specifically relating to any CD28/Plamotamab Combinations.
13.5.1.3Subject to Section 13.5.2, Janssen will wind down any Development, Manufacturing and Commercialization activities with respect to the Reverted Products (as defined below), as quickly as reasonably practicable, subject to compliance with ethical and legal requirements.  Notwithstanding anything to the contrary, none of Janssen’s costs incurred in connection with winding down Development shall be considered Shared Development Costs (and Xencor shall have no obligation to be responsible for or share such costs) except: (a) with respect to Clinical Studies to the extent set forth in Section 13.5.2.8; or (b)

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to the extent Xencor directs Janssen to undertake such wind down activity.  Following the date of notice of termination, Janssen will have no obligation to initiate any Clinical Study or to commence any other new Development activities for any Product.  If this Agreement is terminated solely with respect to Plamotamab and the Plamotamab Products, or solely with respect to the Licensed CD28 Antibodies and Licensed CD28 Products, this Section will also apply to activities with respect to any CD28/Plamotamab Combinations.
13.5.2Right of Reversion.  The following provisions of this Section 13.5.2 will apply upon the effective date of any termination of this Agreement (including, without limitation, any termination of this Agreement solely with respect to Plamotamab and the Plamotamab Products or solely with respect to Licensed CD28 Antibodies and Licensed CD28 Products (as applicable)).
13.5.2.1Definitions.
(a)“Applied Janssen Technology” means [***].
(b)“Research Clone Banking,” with respect to a Licensed CD28 Antibody, occurs when [***].
(c)“Reverted CD28 Antibody” means [***].
(d)“Reverted CD28 Derivative” for a Reverted CD28 Antibody, means [***].
(e)“Reverted CD28 Variant” for a Reverted CD28 Antibody, means [***].
(f)“Reverted CD28 Product” means any Licensed CD28 Product containing (or that is) a Licensed CD28 Antibody for which: [***].  Notwithstanding the foregoing, if a Licensed CD28 Product described in the immediately preceding sentence is a Combination Product other than a CD28/Plamotamab Combination Product, a product containing only the Licensed CD28 Antibody within such Combination Product shall be deemed a Reverted CD28 Product, but the Combination Product shall not be deemed a Reverted CD28 Product.
(g)“Reverted CD28 Product Derivative” means, with respect to a Reverted CD28 Product, any product that contains: [***].
(h)“Reverted CD28/Plamotamab Combination Product” means [***].  Notwithstanding the foregoing, if a CD28/Plamotamab Combination Product described in the immediately preceding sentence was Developed or Commercialized by Janssen prior to the effective date of termination and contains a drug or biological product other than a Licensed CD28 Antibody or Plamotamab, only the Licensed CD28 Antibody and Plamotamab within such Combination Product shall be deemed a Reverted CD28/Plamotamab Combination Product, but

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the Combination Product shall not be deemed a Reverted CD28/Plamotamab Combination Product.
(i)“Reverted Plamotamab Product” means any Plamotamab Product; provided, however, if such Plamotamab Product is a Combination Product other than a CD28/Plamotamab Combination Product, only Plamotamab or the Plamotamab Product within such Combination Product shall be deemed a Reverted Plamotamab Product, but the Combination Product shall not be deemed a Reverted Plamotamab Product.
(j)“Reverted Product” means (x) if this Agreement is terminated in its entirety, each Reverted CD28 Product, Reverted Plamotamab Product and Reverted CD28/Plamotamab Combination Product; (y) if this Agreement is terminated solely with respect to Plamotamab and Plamotamab Products, each Reverted Plamotamab Product (but excluding any CD28/Plamotamab Combination Product); and (z) if this Agreement is terminated solely with respect to Licensed CD28 Antibodies and Licensed CD28 Products, each Reverted CD28 Product (but excluding any CD28/Plamotamab Combination Product).
13.5.2.2For each Reverted Product, Janssen hereby grants to Xencor, effective as of the effective date of termination, an exclusive (even as to Janssen), royalty-bearing, non-transferable, perpetual license, with a right to sublicense through multiple tiers, under the Applied Janssen Technology with respect to such Reverted Product, to Exploit such Reverted Product and/or, in the case of a Reverted CD28 Product, any Reverted CD28 Product Derivatives of such Reverted CD28 Product in the Field in the Territory; provided, however, that if any Applied Janssen Technology was in-licensed or acquired from a Third Party and is subject to payment or other obligations to such Third Party, Janssen will promptly disclose such obligations to Xencor in writing and such Applied Janssen Technology will be subject to the license granted in this Section only to the extent Xencor agrees in writing to be bound by such obligations and reimburse all amounts owed to such Third Party as a result of Xencor’s exercise of such license with respect to such Applied Janssen Technology.  Notwithstanding the foregoing, the foregoing license does not include the grant of any rights to Exploit any active ingredient other than the Licensed CD28 Antibodies or Plamotamab contained in a Reverted Product or, if applicable, Reverted CD28 Product Derivative.
13.5.2.3Xencor will pay to Janssen royalties on Net Sales of each Reverted CD28 Product (or corresponding Reverted CD28 Product Derivative) and each Reverted CD28/Plamotamab Combination Product at the Reversion Royalty Rate (where references to “Janssen” in the definition of Net Sales will be replaced with “Xencor”).  “Reversion Royalty Rate” means [***]. Such payments will be made in accordance with the terms set forth in Section 7.4, applied mutatis mutandis with respect to Net Sales of Licensed CD28 Products or CD28/Plamotamab Combination Products by Xencor, provided that the definition of Royalty Term in Section 7.4.2 will remain the same.
13.5.2.4Janssen will assign or otherwise transfer to Xencor all regulatory documentation and filings and regulatory approvals (including, without limitation, all

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INDs/CTAs and Drug Approval Applications and approvals thereof) for the Reverted Product (excluding any portion thereof pertaining to any product that is not the Reverted Product) (“Regulatory Documentation and Filings”) and copies of all clinical and nonclinical data relating to the Reverted Product Controlled by Janssen or any of its Affiliates or sublicensees.  Janssen will, and will procure that its Affiliates and sublicensees will, take such actions and execute such instruments, assignments and documents as may be reasonably requested by Xencor to effect the transfer of rights under such Regulatory Documentation and Filings to Xencor.  If applicable Law prevents or delays the transfer of ownership of any such Regulatory Documentation and Filings to Xencor, Janssen will grant to Xencor an exclusive and irrevocable right of access and reference to such Regulatory Documentation and Filings, and will cooperate with Xencor to make the benefits of such Regulatory Documentation and Filings available to Xencor or its designee(s).
13.5.2.5Upon request from Xencor, Janssen will deliver to Xencor all safety data contained in the global safety database for the Reverted Product and transfer control of and responsibility for maintaining the global safety database for the Reverted Product to Xencor.
13.5.2.6Janssen will, at Xencor’s request, use Diligent Efforts to facilitate an orderly and prompt transition of any Manufacturing of each Reverted Product that was clinically Developed by or for Janssen or its Affiliates (a “Clinical Reverted Product”) then being conducted by Janssen and any of its Affiliates or Third Party subcontractors to Xencor or its designee.  At Xencor’s request, Janssen will supply Xencor or its designee with such Clinical Reverted Product at a price equivalent to the Manufacturing Cost of Clinical Supply, provided that Janssen will not be obligated to continue to supply such Clinical Reverted Product for more than [***] following the effective date of termination.  Upon Xencor’s request, Janssen will promptly provide Xencor with Janssen’s inventory of Reverted Products and Licensed CD28 Antibodies with respect thereto at a price equal to [***].
13.5.2.7If the First Commercial Sale of the Reverted Product has occurred in a country before the effective date of termination of this Agreement, then, if requested by Xencor, Janssen shall continue to Commercialize the Reverted Product in such country in accordance with the terms and conditions of this Agreement, for a period requested by Xencor not to exceed [***] from the effective date of termination of this Agreement.  Janssen will be entitled to receive and retain all amounts invoiced on sales of Reverted Product during such period, subject to payment of royalties pursuant to Section 7.4.
13.5.2.8If, on the date of notice of termination, any Clinical Study of the Reverted Product is ongoing pursuant to the CD28 Development Plan or Plamotamab Development Plan (i.e., first patient has been dosed), then Xencor will notify Janssen in writing within [***] after the date of notice of termination whether Xencor elects to have Janssen either:
(a)wind down such Clinical Study as soon as practicable, subject to compliance with ethical and legal requirements; or

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(b)transfer responsibility for and control of such Clinical Study to Xencor as soon as practicable.  Janssen will use Diligent Efforts to effect such transfer, and Xencor will use Diligent Efforts to assume responsibility for and control, of such Clinical Study as promptly as practicable after the effective date of termination and, in any event, within [***] following the effective date of termination.

Until the effective date of termination, the costs of such Clinical Study will be shared by the Parties as Shared Development Costs to the extent such costs are to be shared pursuant to Section 6.2.3.  After the effective date of termination: (x) costs incurred in the winding down of such Clinical Study in accordance with clause (a) above will be shared by the Parties as Shared Development Costs to the extent such costs are to be shared pursuant to Section 6.2.3; and (y) costs incurred to conduct any Clinical Study that Xencor elects to have transferred to Xencor in accordance with clause (b) above will be borne solely by Xencor.  If Xencor fails to notify Janssen which option ((a) or (b)) it chooses within the [***] time period, then Xencor will be deemed to have elected to have Janssen wind down the Clinical Study.  If this Agreement is terminated solely with respect to Plamotamab and the Plamotamab Products, or solely with respect to Licensed CD28 Antibodies and Licensed CD28 Products, this Section will not apply to any Clinical Study of a CD28/Plamotamab Combination (and, instead, Section 13.5.1.3 will apply to such Clinical Study).

13.5.2.9The Parties will meet after the date of notice of termination to discuss a transition plan setting forth the steps and process for an efficient and orderly transition of Development, Manufacturing and Commercialization activities with respect to each Clinical Reverted Product, including the activities described in this Section 13.5.2.  Except as otherwise provided in this Section 13.5.2, each Party will bear its own costs of conducting transition activities.
13.5.2.10Upon termination, at Xencor’s request, Janssen will assign to Xencor, all worldwide rights in and to any and all Product Marks used to Commercialize a Reverted Product in the Territory, including all trademark applications and registrations.  Xencor shall be solely responsible for all costs and expenses related to the assignments, including recordal of the same.  For a period of up to [***] after the termination date, at Xencor’s cost and expense, (a) Janssen shall provide to Xencor the necessary information to permit Xencor to effect and perfect the transfer of the applications and registrations of the Product Marks and (b) Janssen shall reasonably cooperate with Xencor in executing appropriate documents to effectuate the transfer or assignment for the Product Marks worldwide that are in the name of Janssen or any of its Affiliates.  After such period, Janssen shall have no further obligation with respect to the matters covered by this Section.
13.5.2.11For a period of [***] following the effective date of termination, Janssen will reasonably cooperate with Xencor to provide reasonable technical assistance, and to transfer to Xencor any Janssen Know-How licensed to Xencor under Section 13.5.2.2, as requested by Xencor.  Such cooperation will include providing Xencor with reasonable access by teleconference or in-person at Janssen’s facilities to any Janssen personnel involved in the

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performance of the Exploitation of Reverted Products or their underlying Licensed CD28 Antibodies.
13.5.2.12At Xencor’s sole discretion and direction, Janssen shall reasonably cooperate with Xencor to provide to Xencor a copy of all promotional or marketing materials being used (or approved for use) by Janssen or its Affiliates prior to the effective date of termination in relation to Commercialization of the Reverted Products; provided that Janssen may redact the foregoing Commercialization documentation for any confidential or proprietary information of Janssen that is not related to the Commercialization of the Reverted Products.
13.5.2.13At Xencor’s sole discretion and direction, Janssen and its Affiliates shall assign all of Janssen’s right, title and interest in and to any agreements (or portions thereof) between Janssen and Third Parties entered into after the Effective Date that solely relate to the Development, Commercialization or Manufacture of the Clinical Reverted Products, where such assignment is permitted without charge to Janssen or its Affiliates and where Xencor shall assume all future payments due under any agreement assigned pursuant to this paragraph.
13.5.2.14 Notwithstanding anything in ARTICLE 9, if this Agreement is terminated with respect to Licensed CD28 Antibodies and Licensed CD28 Products (including termination of this Agreement in its entirety), Xencor shall have: (a) final decision-making authority over Prosecution of all [***]; (b) the sole right, but not the obligation, to initiate Infringement Actions with respect to [***]; (c) the sole discretion to determine which [***], if any, are extended with respect to any Reverted CD28 Product pursuant to the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of Member States of the EU and other similar measures in other jurisdictions worldwide; (d) control over all Invalidity Claims for [***]; and (e) Xencor shall have no obligation to keep Janssen informed in any way (or provide Janssen with an opportunity to review documents) with respect to Prosecution of [***].  Additionally, the language in the first sentence of Section 9.6 above that reads “Janssen intends” shall be deemed to read “Xencor intends” as it applies to Licensed CD28 Products.
13.5.2.15Notwithstanding anything in ARTICLE 9, if this Agreement is terminated with respect to Plamotamab and Plamotamab Products (including termination of this Agreement in its entirety), Xencor shall have: (a) final decision-making authority over Prosecution of all [***]; (b) the sole right, but not the obligation, to initiate Infringement Actions with respect to [***]; (c) the sole discretion to determine which [***], if any, are extended with respect to any Reverted Plamotamab Products pursuant to the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of Member States of the EU and other similar measures in other jurisdictions worldwide; (d) control over all Invalidity Claims for [***] and (e) Xencor shall have no obligation to keep Janssen informed in any way (or provide Janssen with an opportunity to review documents) with respect to Prosecution of [***].  Additionally, the language in the first sentence of Section 9.6 above that reads “Janssen intends” shall be deemed to read “Xencor intends” as it applies to Plamotamab Products.

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13.5.2.16Xencor will indemnify, defend and hold harmless the Janssen Indemnitees from and against any and all Losses to the extent arising out of or relating to the Exploitation of the Reverted Product by or for Xencor or any of its Affiliates, sublicensees, agents and contractors on or after the effective date of termination.  Any claim of indemnification by a Janssen Indemnitee under this Section will be subject to the procedures set forth in Section 12.3 of this Agreement.
13.5.3Effects of Expiration.  If this Agreement expires in accordance with Section 13.1, the licenses and other rights granted by one Party to the other Party with respect to the Licensed CD28 Products and Plamotamab Products in the Field will survive on a fully-paid, royalty-free, non-exclusive, irrevocable and perpetual basis.
13.5.4Non-Exclusive Remedy.  Notwithstanding anything herein to the contrary, expiration or termination of this Agreement by a Party will be without prejudice to other remedies such Party may have at law or equity.
13.5.5Survival.  Unless otherwise expressly provided in this Agreement, in the event of any expiration or termination of this Agreement the Sections and Articles set forth below, as well as any other Sections, Articles or defined terms referred to in such Sections or Articles or necessary to give them effect, will survive: ARTICLE 10, ARTICLE 15, ARTICLE 16, Sections 3.4.3, 7.4.4 (but only with respect to licenses granted upon the expiration of a Royalty Term that expires prior to the expiration of the Agreement), 7.6, 7.7 (with respect to amounts paid under the Agreement), 8.1.3, 8.1.4, 8.2 (with respect to the licenses granted under Sections 8.1.3 and 8.1.4), 9.2, 9.3.3, 9.3.4, 9.4.5, 9.6, 9.7, 11.7, 12.1, 12.2, 12.3, and 13.5.  Furthermore, any other provisions required to interpret such Parties’ surviving rights and obligations under this Agreement will survive to the extent required.  Termination or expiration of this Agreement does not affect any liabilities, including accrued payment obligations, that accrued prior to (and such liabilities will survive) termination or expiration of this Agreement.  Except as otherwise provided in this ARTICLE 13, all rights and obligations of the Parties under this Agreement, including any licenses and sublicenses granted under this Agreement, will terminate upon expiration or termination of this Agreement for any reason.
ARTICLE 14
EFFORTS TO OBTAIN CLEARANCES
14.1Commercially Reasonable Efforts.  Subject to the terms and conditions of this Agreement, from the Execution Date to the Effective Date or the earlier termination of this Agreement pursuant to ARTICLE 13, each of the Parties will use its commercially reasonable efforts to take or cause to be taken all actions, to file or cause to be filed all documents, to give or cause to be given all notices to Governmental Authorities or other Persons, to obtain or cause to be obtained all authorizations, consents, waivers, approvals, permits or orders from Governmental Authorities or other Persons, and to do or cause to be done all other things necessary, proper or advisable, in order to cause the Effective Date to occur as soon as practicable following the Execution Date.  If the Effective Date has not occurred within [***]

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after the Execution Date, then either Party may terminate this Agreement upon notice, in which case, all provisions of this Agreement shall terminate and be of no force or effect whatsoever, except only that: (a) any liability of either Party for failing to comply with this Section 14.1 or ARTICLE 10 shall survive; and (b) ARTICLE 10 shall survive.
14.2Antitrust Filing.
14.2.1In furtherance and not in limitation of the foregoing, each of the Parties will prepare and file, or cause to be prepared and filed, any required notification pursuant to the HSR Act that is required to be made by such Party or its ultimate parent with respect to the transactions contemplated by the Parties in connection with this Agreement (the “Contemplated Transactions”) as promptly as reasonably practicable after, and in no event more than [***] following the Execution Date.  The Parties will furnish each other with all necessary information and cooperate with each other in connection with the preparation of such filings, submissions and registrations and seek to secure the expiration or termination of all applicable waiting periods (or any extension thereof) under the HSR Act and to obtain all such authorizations, consents, waivers, approvals, permits and orders as soon as practicable following the Execution Date.  Each Party will provide the other Party with a reasonable opportunity to review and comment on any filing, submission, registration or other written communication to be given to, and consult with each other in advance of any meeting or conference with, the FTC, the Antitrust Division of the DOJ or any other Governmental Authority in connection with the efforts taken pursuant to this Section or otherwise in connection with the Contemplated Transactions.  Janssen shall be responsible for any filing fees required under the HSR Act.  Notwithstanding anything in this Agreement to the contrary, Janssen shall, on behalf of the Parties, control and lead all communications and strategy for dealing with any Governmental Authority under the HSR Act.
14.2.2If any investigation, inquiry or other Action, whether initiated by a Governmental Authority or a private party, arising out of or relating to any such filing, submission or registration or otherwise relating to the Contemplated Transactions is initiated or threatened, each Party will keep the other Party reasonably informed of any material communications and developments in connection therewith.  Subject to applicable Laws relating to the exchange of information and appropriate confidentiality protections, Xencor and Janssen, or their counsel, to the extent practicable, shall have the right to participate in all substantive communications or meetings with any Governmental Authority in connection with review of the Contemplated Transactions under the HSR Act, to the extent permitted by such Governmental Authority.
14.2.3The Parties will use commercially reasonable efforts to promptly respond to all inquiries made by the FTC, DOJ and any other applicable Governmental Authorities in connection with such filings, submissions or registrations or otherwise in connection with the Contemplated Transactions and to promptly provide to such Governmental Authorities any additional information and documentary material requested under applicable Law.  If any objections are raised or asserted with respect to the Contemplated Transactions under applicable Law or if any Action is instituted (or threatened to be instituted) by the FTC, the DOJ or any other applicable Governmental Authority or any private party challenging any of the transactions

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contemplated under this Agreement as being in violation of any applicable Law or which would otherwise prevent, impede or delay the consummation of the Contemplated Transactions, the Parties will use their commercially reasonable efforts to resolve any such objections or Actions so as to permit consummation of the Contemplated Transactions as soon as reasonably practicable, provided that commercially reasonable efforts of Janssen will not require Janssen or any of its Affiliates to agree to any prohibition, limitation, divestiture or other requirement that would (a) limit or otherwise adversely affect the right of Janssen to Exploit Licensed CD28 Antibodies, Licensed CD28 Products, Plamotamab and Plamotamab Products or (b) require or compel Xencor, Janssen or any Affiliate of Janssen to dispose of all or any portion of its properties or assets.
ARTICLE 15
DISPUTE RESOLUTION
15.1Exclusive Dispute Resolution Mechanism.  The Parties recognize that a dispute may arise relating to this Agreement  (a “Dispute”).  The term “Dispute” excludes any Committee Matter, which will be subject to resolution under Section 2.5.  Any Dispute, including, to the extent related to this Agreement, disputes that may involve the parent company, subsidiaries, or Affiliates under common control of any Party, shall be resolved in accordance with this ARTICLE 15.
15.2Referral to Executive Officers.  Either Party may refer to the Executive Officers any Dispute.  The Executive Officers shall discuss any such matter referred to them in good faith and attempt to find a mutually satisfactory resolution to the issue.  If the Executive Officers do not reach consensus regarding, or do not resolve, such a matter within [***] after the date on which the matter is referred to the Executive Officers (unless a longer period is agreed to by the Parties), then the matter may be referred to mediation in accordance with Section 15.3 below.
15.3Mediation.
15.3.1With respect to any Dispute that is not resolved by the Executive Officers under Section 15.2, the Parties shall first attempt in good faith to resolve such Dispute by confidential mediation in accordance with the then-current Mediation Procedure of the International Institute for Conflict Prevention and Resolution (“CPR Mediation Procedure”) (www.cpradr.org) before initiating arbitration.  The CPR Mediation Procedure shall control, except where it conflicts with these provisions, in which case these provisions control.  The mediator shall be chosen pursuant to CPR Mediation Procedure.  The mediation shall be held in New York, New York.
15.3.2Either Party may initiate mediation by notice to the other Party for any Dispute that is not resolved by the Executive Officers under Section 15.2.  The Parties agree to select a mediator within [***] of the notice, and the mediation will begin promptly after the selection.  The mediation will continue until the mediator, or either Party, declares in writing, no sooner than after the conclusion of one full day of a substantive mediation conference attended on

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behalf of each Party by a senior business person with authority to resolve the Dispute, that the Dispute cannot be resolved by mediation.  In no event, however, shall mediation continue more than [***] from the initial notice by a Party to initiate meditation unless the Parties agree in writing to extend that period.
15.3.3Any period of limitations that would otherwise expire between the initiation of mediation and its conclusion shall be extended until [***] after the conclusion of the mediation.
15.4Arbitration.
15.4.1If the Parties fail to resolve the Dispute in mediation, and a Party desires to pursue resolution of the Dispute, the Dispute shall be submitted by either Party for resolution in arbitration pursuant to the then-current CPR Non-Administered Arbitration Rules (“CPR Rules”) (www.cpradr.org), except where they conflict with these provisions, in which case these provisions control.  The arbitration will be held in New York, New York.  All aspects of the arbitration shall be treated as confidential.
15.4.2The arbitrators will be chosen from the CPR Panel of Distinguished Neutrals, unless a candidate not on such panel is approved by both Parties.  Each arbitrator shall be a lawyer with at least 15 years’ experience with a law firm or corporate law department of over 25 lawyers or who was a judge of a court of general jurisdiction.  To the extent that the Dispute requires special expertise, the Parties will so inform CPR prior to the beginning of the selection process.
15.4.3The arbitration tribunal shall consist of three arbitrators, of whom each Party shall designate one.  If, however, the aggregate award sought by the Parties is less than [***] and equitable relief is not sought, a single arbitrator shall be chosen in accordance with the CPR Rules.  Candidates for the arbitrator position(s) may be interviewed by representatives of the Parties in advance of their selection, provided that all Parties are represented.
15.4.4The Parties agree to select the arbitrator(s) within [***] of initiation of the arbitration.  The hearing will be concluded within [***] after selection of the arbitrator(s), and the award will be rendered within [***] of the conclusion of the hearing, or of any post hearing briefing, which briefing will be completed by both sides within [***] after the conclusion of the hearing.  In the event the Parties cannot agree upon a schedule, then the arbitrator(s) shall set the schedule following the time limits set forth above as closely as practical.
15.4.5The hearing will be concluded in [***] or less.  Multiple hearing days will be scheduled consecutively to the greatest extent possible.  A transcript of the testimony adduced at the hearing shall be made and shall be made available to each Party.
15.4.6The arbitrator(s) shall be guided, but not bound, by the CPR Protocol on Disclosure of Documents and Presentation of Witnesses in Commercial Arbitration (www.cpradr.org) (“Protocol”).  The Parties will attempt to agree on modes of document

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disclosure, electronic discovery, witness presentation, etc. within the parameters of the Protocol.  If the Parties cannot agree on discovery and presentation issues, the arbitrator(s) shall decide on presentation modes and provide for discovery within the Protocol, understanding that the Parties contemplate reasonable discovery.
15.4.7The arbitrator(s) shall decide the merits of any Dispute in accordance with the law governing this Agreement, without application of any principle of conflict of laws that would result in reference to a different law.  The arbitrator(s) may not apply principles such as “amiable compositeur” or “natural justice and equity.”
15.4.8The arbitrator(s) are expressly empowered to decide dispositive motions in advance of any hearing and shall endeavor to decide such motions as would a United States District Court Judge sitting in the jurisdiction whose substantive law governs.
15.4.9The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based.  The Parties consent to the jurisdiction of the United States District Court for the district in which the arbitration is held for the enforcement of these provisions and the entry of judgment on any award rendered hereunder.  Should such court for any reason lack jurisdiction, any court with jurisdiction may act in the same fashion.
15.4.10 Notwithstanding anything to the contrary in ARTICLE 15, each Party has the right to seek injunctive or equitable relief at any time from any court such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the Dispute.  Rule 14 of the CPR Rules does not apply to this Agreement.
15.5Waiver. EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY.
ARTICLE 16
MISCELLANEOUS
16.1Assignment; Successors.  Neither Party may assign this Agreement or any of its rights or obligations under this Agreement without the written consent of the other Party; provided, however, that either Party may assign this Agreement in its entirety without such consent (but with notice to the other Party following such assignment), to: (a) an Affiliate, as long as the assignee remains an Affiliate of the assigning Party, provided that the assigning Party will remain responsible for the performance of, and primarily liable under, this Agreement notwithstanding such assignment; or (b) a Third Party that acquires all or substantially all of the business or consolidated assets of such Party (whether by merger, reorganization, acquisition, sale or otherwise).  No assignment of this Agreement will be valid and effective unless and until the assignee agrees in writing to be bound by the terms and conditions of this Agreement.  The terms and conditions of this Agreement will be binding on and inure to the benefit of the

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successors and permitted assigns of the Parties.  Any assignment of this Agreement not in accordance with this Section 16.1 will be null and void.
16.2Performance by Affiliates.  To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations.  Each Party may use one or more of its Affiliates to perform its obligations and duties under this Agreement, provided that such Party provides prompt notice to the other Party.  Such Party will remain liable under this Agreement for the prompt payment and performance of all of its obligations under this Agreement.
16.3Subcontracting.  Each Party (or its Affiliate) may subcontract the performance of (x) any Research Program activities with respect to the Licensed CD28 Products or (y) any Development activities set forth in the Plamotamab Development Plan undertaken in accordance with this Agreement to one or more Third Parties (each such Third Party, a “Subcontractor”), provided that any such Third Party must satisfy any subcontractor criteria established by the JRC or JDC, as applicable.  All subcontracted activities will be conducted pursuant to a written agreement between the subcontracting Party and the Subcontractor (a “Subcontract”), which will be consistent with the terms and conditions of this Agreement, will contain confidentiality provisions no less restrictive than those set forth in ARTICLE 10, and will contain a certification that such Third Party and its officers, employees and agents have not been debarred, and are not subject to debarment, pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, and are not the subject of a conviction described in such section.  The subcontracting Party will oversee the performance of its Subcontractors, and each Party will have the right from time to time, but not more than once per Calendar Year, to audit the performance of the other Party’s Subcontractors.  Notwithstanding the foregoing, the subcontracting Party (or Party whose Affiliate enters into a Subcontract) will remain liable under this Agreement for the performance of all its obligations under this Agreement and will be responsible for and liable for compliance by its Subcontractors with the applicable provisions of this Agreement.
16.4No Consequential or Punitive Damages.  EXCEPT FOR A BREACH OF ARTICLE 10, NEITHER PARTY HERETO NOR ANY OF ITS AFFILIATES WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS UNDER THIS AGREEMENT, OR FOR ANY LOSS OR INJURY TO A PARTY’S OR ITS AFFILIATES’ PROFITS, REVENUES, BUSINESS OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.  NOTHING IN THIS SECTION 16.4 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO INDEMNIFICATION CLAIMS.
16.5Choice of Law.  This Agreement will be governed by and interpreted under, and any court action in accordance with Section 16.6 will apply, the laws of the State of New York excluding:  (i) its conflicts of laws principles; (ii) the United Nations Conventions on Contracts for the International Sale of Goods; (iii) the 1974 Convention on the Limitation Period in the

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International Sale of Goods (the “1974 Convention”); and (iv) the Protocol amending the 1974 Convention, done at Vienna April 11, 1980.  Notwithstanding anything to the contrary herein, the interpretation and construction of any Patents will be governed in accordance with the laws of the jurisdiction in which such Patents were filed or granted, as the case may be.
16.6Submission to Jurisdiction.  Each Party (i) submits to the jurisdiction of the state and federal courts sitting in New York, New York, with respect to actions or proceedings arising out of or relating to this Agreement in which a Party brings an action in aid of arbitration, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court, other than an action or proceeding seeking injunctive relief or brought to enforce an arbitration ruling issued pursuant to Section 15.4.  Each Party waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.  Each Party may make service on the other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 16.7.  Nothing in this Section 16.6, however, will affect the right of any Party to serve legal process in any other manner permitted by Law.
16.7Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement will be in writing and deemed given if delivered personally or sent by overnight courier to the receiving Party, in each case with a copy sent via electronic mail (if an electronic mail address of the party to whom the relevant communication is being made has been designated pursuant hereto and remains a working electronic mail address), at the following addresses (or at such other addresses as will be specified by like notice):

If to Xencor:

[***]

If to Janssen:

[***]

All such notices, requests, demands, waivers and other communications will be deemed to have been received, if by personal delivery or overnight courier, on the day delivered or, if by facsimile, on the next Business Day following the day on which such facsimile was sent; provided, in each case that a copy is also sent by electronic mail in accordance with the first sentence of this Section 16.7.

16.8Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable

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provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
16.9Captions.  All captions in this Agreement are for convenience only and will not be interpreted as having any substantive meaning.
16.10Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purposes and intent of this Agreement.
16.11Amendment; No Waiver.  No waiver, modification or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.
16.12Integration.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all previous agreements, whether written or oral.  Notwithstanding the authority granted to the Committees under this Agreement, this Agreement may be amended only in writing signed by properly authorized representatives of each of Xencor and Janssen.  In the event of a conflict between the CD28 Development Plan or Plamotamab Development Plan, on the one hand, and this Agreement, on the other hand, the terms of this Agreement will govern.
16.13Independent Contractors; No Agency.  Neither Party will have any responsibility for the hiring, firing or compensation of the other Party’s employees or for any employee benefits.  No employee or representative of a Party, including the Xencor sales representatives, will have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s written approval.  For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Janssen’s legal relationship under this Agreement to Xencor, and Xencor’s legal relationship under this Agreement to Janssen, will be that of independent contractor and will not constitute a partnership, joint venture or agency.
16.14Force Majeure.  Neither Party will be liable for delay or failure in the performance of any of its obligations hereunder (other than the payment of money) if such delay or failure is due to causes beyond its reasonable control, including acts of God, fires, typhoon, floods, earthquakes, tsunami, pandemics, embargoes, acts of war (whether war be declared or not), terrorism, strikes, lockouts, pandemics or other civil unrest, or omissions or delays in acting by any governmental authority (“Force Majeure”); provided, however, that the affected Party

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promptly notifies the other Party and further provided that the affected Party will use its Diligent Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and will continue performance with the commercially reasonable dispatch whenever such causes are removed. When such circumstances arise, the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.
16.15Counterparts; Signatures.  This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart.  Signatures provided by facsimile transmission or by email of a .pdf attachment will be deemed to be original signatures.
16.16Construction.  References to Sections include subsections, which are part of the related Section.  Except as otherwise explicitly specified to the contrary, (i) references to a Section, Article, Exhibit or Schedule means a Section or Article of, or a Schedule or Exhibit to, this Agreement and all subsections thereof, unless another agreement is specified; (ii) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, rules or regulations then in effect, in each case, including the then-current amendments thereto; (iii) words in the singular or plural form include the plural and singular form, respectively; (iv) unless the context requires a different interpretation, the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (v) terms “including,” “include(s),” “such as,” and “for example” as used in this Agreement mean including the generality of any description preceding such term and will be deemed to be followed by “without limitation”; (vi) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified; (vii) when a time period set forth in this Agreement ends on a day that is not a Business Day, the last day of such time period will be the next Business Day; (viii) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement; (ix) all words used in this Agreement will be construed to be of such gender or number as the circumstances require; (x) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (xi) neither Party or its Affiliates will be deemed to be acting “on behalf of” the other Party under this Agreement, except to the extent expressly otherwise provided; and (xii) references to sublicensees include direct and indirect sublicensees.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Execution Date.

Xencor, Inc. By: Name: Title: ___________________	Janssen Biotech, Inc. By: Name: Title: ___________________

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LIST OF EXHIBITS AND SCHEDULES

Exhibit 1.8	Johnson & Johnson Universal Calendar
Schedule 1.42	Existing Third Party Agreements

Schedule 1.64	Certain Licensed CD28 Antibodies
Schedule 1.84	Plamotamab

Exhibit 1.88	Pre-Approved Study

Exhibit 3.2	Research Plan
Exhibit 5.1.1.2	Initial Plamotamab Development Budget
Exhibit 7.4.3.4	Examples of Royalty Calculations

Schedule 8.4.8	Certain Provisions of Existing Third Party Agreements

Schedule 9.2.2.4	Certain Inventions

Exhibit 10.5.1	Initial Press Release
Schedule 11.5.2	CD28 Binding Domains

Schedule 11.5.10	CD28 Patents of Xencor

Schedule 11.6.1	Certain Existing Third Party Agreements

Schedule 11.6.10	Plamotamab Patents of Xencor

Schedule 11.6.11	Plamotamab Regulatory Documentation and Licenses

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Exhibit 1.8

Johnson & Johnson Universal Calendar

See attached.

[***]

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Schedule 1.42

Existing Third Party Agreements

[***]Collaboration and License Agreement entered into by and between Xencor, Inc. and Novartis Institutes for Biomedical Research, Inc. as of June 26, 2016, as amended (the “Novartis Collaboration Agreement”) and that certain Side Letter regarding “Disposition of Intellectual Property Assets after the Termination of the THG338 (CD20xCD3 bispecific antibody) project” dated around September 2019 (the “Novartis Side Letter”) (collectively, the “Novartis Agreements”).

[***]

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Schedule 1.64

Certain Licensed CD28 Antibodies

See attached.

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Schedule 1.84

Plamotamab

See attached.

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Exhibit 1.88

Pre-Approved Studies

[***]

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Exhibit 3.2

Research Plan

See attached.

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Exhibit 5.1.1.2

Initial Plamotamab Development Budget

[***]

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Exhibit 7.4.3.4

Examples of Royalty Calculations

[***]

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Schedule 8.4.8

Certain Provisions of Existing Third Party Agreements

[***]

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Schedule 9.2.2.4

Certain Inventions

See attached.

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Exhibit 10.5.1

Initial Press Release

See attached.

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Schedule 11.5.2

CD28 Binding Domains

[***]

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Schedule 11.5.10

CD28 Patents of Xencor

See attached.

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Schedule 11.6.1

Certain Existing Third Party Agreements

[***]

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Schedule 11.6.10

Plamotamab Patents of Xencor

See attached.

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Schedule 11.6.11

Plamotamab Regulatory Documentation and Licenses

See attached.

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